Exhibit 4.57

Execution Version

Twelfth Supplemental Indenture to First Mortgage and Deed of Trust
Document Number	Document Title

Recording Area

Drafted by:

Milbank LLP

55 Hudson Yards

New York, NY 10001

Phone: (212) 530-5000

Return Address

Dykema Gossett PLLC

10 South Wacker Drive, Suite 2300

Chicago, Illinois 60606

Attention: Carol O’Connell

Phone: (312) 627-2303

See Exhibit A
Parcel Identification Numbers

TWELFTH SUPPLEMENTAL INDENTURE TO FIRST MORTGAGE AND DEED OF TRUST

ITC MIDWEST LLC

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as successor to THE BANK OF NEW YORK TRUST COMPANY, N.A.

Trustee

Dated as of August 2, 2022

Supplementing the First Mortgage and Deed of Trust dated as of January 14, 2008, as heretofore supplemented

From ITC MIDWEST LLC to THE BANK OF NEW YORK TRUST COMPANY, N.A., Trustee

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS

Establishing a series of Securities designated 3.87% First Mortgage Bonds, Series K due 2027 and a series of Securities designated 4.53% First Mortgage Bonds, Series L due 2052

This agreement secures future advances as more fully set forth in Section 6.10 hereof.

WITH RESPECT TO MINNESOTA REAL PROPERTY

This agreement secures an additional debt amount of $5,105,779. Tax in the amount of $3,956 was paid on the debt amount of $1,720,000 in Le Sueur County, Minnesota, document number 353162 recorded January 16, 2008. Tax in the amount of $14,950 was paid on the debt amount of $6,500,000 in Le Sueur County, Minnesota, document number 378017 recorded December 14, 2011. Tax in the amount of $15,594 was paid on the debt amount of $6,780,000 in Le Sueur County, Minnesota, document number 386706 recorded March 25, 2013. Tax in the amount of $11,260.65 was paid on the debt amount of $4,895,933 in Le Sueur County, Minnesota, document number 409040 recorded March 20, 2017. Tax in the amount of $16,032.14 was paid on the debt amount of $6,970,497 in Le Sueur County, Minnesota, document number 418300 recorded October 3, 2018. Notwithstanding anything in the contrary contained herein, enforcement of the mortgage that is amended hereby in Minnesota is limited to a debt amount of $31,162,597 under Chapter 287 of Minnesota Statutes.

Drafted by: Milbank LLP 55 Hudson Yards New York, NY 10001 Phone: (212) 530-5000	After Recorded, Return to: Dykema Gossett PLLC 10 South Wacker Drive, Suite 2300 Chicago, Illinois 60606 Attention: Carol O’Connell Phone: (312) 627-2303

TABLE OF CONTENTS

Schedule 1	Recording Information

Exhibit A	Description of Properties
Exhibit B	Subordination Terms
Exhibit C	Form of Series K Bonds
Exhibit D	Form of Series L Bonds

(i)

TWELFTH SUPPLEMENTAL INDENTURE (this “TWELFTH SUPPLEMENTAL INDENTURE”), dated as of August 2, 2022, between ITC MIDWEST LLC, a limited liability company organized and existing under the laws of the State of Michigan (herein called the “Company”), having its principal office at 27175 Energy Way, Novi, Michigan 48377, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor to The Bank of New York Trust Company, N.A.), a national banking association organized under the laws of the United States, as trustee (herein called the “Trustee”), the office of the Trustee at which on the date hereof its corporate trust business is principally administered being 2 N. LaSalle, Suite 700, Chicago, Illinois 60602.

RECITALS OF THE COMPANY

WHEREAS, the Company has heretofore executed and delivered to the Trustee a First Mortgage and Deed of Trust dated as of January 14, 2008 (the “Mortgage Indenture”), encumbering the real property interests as more particularly described on Exhibit A attached to the Mortgage Indenture and providing for the issuance by the Company from time to time of its bonds, notes or other evidences of indebtedness (in the Mortgage Indenture and herein called the “Securities”) to be issued in one or more series and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities; and

WHEREAS, the Company has heretofore executed and delivered the following supplemental indentures, each dated as hereinafter set forth:

Instrument	Date

First Supplemental Indenture	January 14, 2008

Second Supplemental Indenture	December 15, 2008

Third Supplemental Indenture	December 15, 2008

Fourth Supplemental Indenture	December 10, 2009

Fifth Supplemental Indenture	July 15, 2011

Sixth Supplemental Indenture	November 29, 2011

Seventh Supplemental Indenture	March 18, 2013

Eighth Supplemental Indenture	March 18, 2015

Ninth Supplemental Indenture	March 15, 2017

Tenth Supplemental Indenture	September 28, 2018

Eleventh Supplemental Indenture	May 8, 2020

WHEREAS, the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture listed in the foregoing paragraph were recorded in the offices set forth in Schedule 1 attached hereto; and

WHEREAS, there have heretofore been issued under the Indenture the following Securities in the principal amounts as follows:

Title	Issued	Principal Amount
6.150% First Mortgage Bonds, Series A, due 2038	January 24, 2008		$175,000,000
7.12% First Mortgage Bonds, Series B, due 2017	December 22, 2008		$40,000,000
7.27% First Mortgage Bonds, Series C, due 2020	December 22, 2008		$35,000,000
4.60% First Mortgage Bonds Series D, due 2024	December 17, 2009 February 18, 2010	$ $	35,000,000 40,000,000
3.50% First Mortgage Bonds Series E, due 2027	January 19, 2012		$100,000,000
4.09% First Mortgage Bonds Series F, due 2043	April 4, 2013		$100,000,000
3.83% First Mortgage Bonds, Series G due 2055	April 7, 2015		$225,000,000
4.16% First Mortgage Bonds, Series H due 2047	April 18, 2017		$200,000,000
4.32% First Mortgage Bonds, Series I due 2051	November 1, 2018		$175,000,000
3.13% First Mortgage Bonds, Series J due 2051	May 27, 2020		$180,000,000

WHEREAS, The Bank of New York Trust Company, N.A., became The Bank of New York Mellon Trust Company, N.A., a national banking association, pursuant to a name change, and approved by the Comptroller of Currency, effective July 1, 2008; and

WHEREAS, in addition to the property described in the Mortgage Indenture, the Company has acquired certain other property, rights, and interests in property; and

WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Mortgage Indenture and pursuant to appropriate resolutions of the Board of Directors, has duly determined to make, execute and deliver to the Trustee this Twelfth Supplemental Indenture to the Mortgage Indenture as permitted by Sections 2.01, 3.01, 4.01, 4.02 and 14.01 of the Mortgage Indenture in order to establish the form and terms of, and to provide for the creation and issuance of, two series of Securities under the Mortgage Indenture in an aggregate principal amount of $150,000,000 and to amend and supplement the Mortgage Indenture as herein provided; and

WHEREAS, all things necessary to make the Bonds (as defined herein), when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions hereinafter and in the Mortgage Indenture set forth against payment therefor the valid, binding and legal obligations of the Company and to make this Twelfth Supplemental Indenture a valid, binding and legal agreement of the Company, have been done;

NOTICE TO IOWA RESIDENTS: This Twelfth Supplemental Indenture secures credit in the amount of ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) together with the amount of all prior advances pursuant to Securities issuances heretofore made pursuant to the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture and the Twelfth Supplemental Indenture for a total combined amount advanced of ONE BILLION FOUR HUNDRED FIFTEEN MILLION DOLLARS ($1,415,000,000). Loans and advances up to this amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.

GRANTING CLAUSES

NOW, THEREFORE, THIS TWELFTH SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the terms of two series of Securities, and for and in consideration of the premises and of the covenants contained in the Mortgage Indenture and in this Twelfth Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on, and all other amounts (including, without limitation, fees, expenses and indemnities) in connection with, all Securities from time to time Outstanding and the performance of the covenants therein and herein contained and to declare the terms and conditions on which such Securities are secured, the Company has granted, bargained, sold, conveyed, assigned, transferred mortgaged, pledged, set over and confirmed and hereby grants, remises, releases, bargains, sells, conveys, assigns, transfers, mortgages, pledges, sets over, warrants and confirms to the Trustee, and has granted and hereby grants to the Trustee, for itself and for the benefit of the Holders, with power of sale, a lien upon and a security interest in, the following (subject, however, to the terms and conditions set forth in the Mortgage Indenture and herein):

GRANTING CLAUSE FIRST

All right, title and interest of the Company, as of the date of the execution and delivery of this Twelfth Supplemental Indenture, as originally executed and delivered, in and to all property, real, personal and mixed, located in the States of Illinois, Iowa, Minnesota, Missouri and Wisconsin, or wherever else situated (other than Excepted Property), including without limitation all right, title and interest of the Company in and to the following property and interests so located (other than Excepted Property):

(a)            all real property owned in fee, easements, easement estates, options and other interests in real property which are specifically described or referred to in Exhibit A attached to the Mortgage Indenture, Exhibit A attached to the First Supplemental Indenture, Exhibit A attached to the Second Supplemental Indenture, Exhibit A attached to the Third Supplemental Indenture, Exhibit A attached to the Fourth Supplemental Indenture, Exhibit A attached to the Fifth Supplemental Indenture, Exhibit A attached to the Sixth Supplemental Indenture, Exhibit A attached to the Seventh Supplemental Indenture, Exhibit A attached to the Eighth Supplemental Indenture, Exhibit A attached to the Ninth Supplemental Indenture, Exhibit A attached to the Tenth Supplemental Indenture, Exhibit A attached to the Eleventh Supplemental Indenture and Exhibit A attached hereto;

(b)            all licenses, permits to use the real property of others, franchises to use public roads, streets and other public properties, rights of way and other rights or interests relating to the occupancy or use of real property;

(c)            all facilities, machinery, equipment and fixtures for the transmission and distribution of electric energy including, but not limited to, all plants, air and water pollution control and sewage and solid waste disposal facilities, switchyards, towers, substations, transformers, poles, lines, cables, conduits, ducts, conductors, meters, regulators and all other property used or to be used for any or all of such purposes;

(d)            all buildings, offices, warehouses, structures or improvements in addition to those referred to or otherwise included in clauses (a) and (c) above;

(e)            all computers, data processing, data storage, data transmission and/or telecommunications facilities, equipment and apparatus necessary for the operation or maintenance of any facilities, machinery, equipment or fixtures described or referred to in clause (c) above;

(f)             all of the foregoing property in the process of construction; and

(g)            (except as hereinbefore or hereinafter expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore described;

GRANTING CLAUSE SECOND

Subject to the applicable exceptions permitted by Sections 8.10(d), 13.03 and 13.05 of the Mortgage Indenture, all right, title and interest of the Company in all property of every kind and description and wheresoever situated, real, personal and mixed (other than Excepted Property) which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Twelfth Supplemental Indenture, as originally executed and delivered, shall be as fully embraced within and subjected to the Lien of the Indenture as if such property were owned by the Company as of the date of the execution and delivery of this Twelfth Supplemental Indenture, as originally executed and delivered;

GRANTING CLAUSE THIRD

Any Excepted Property, which may, from time to time after the date of the execution and delivery of this Twelfth Supplemental Indenture, as originally executed and delivered, by delivery or by an instrument supplemental to the Indenture, be subjected to the Lien of the Indenture by the Company, the Trustee being hereby authorized to receive the same at any time as additional security hereunder; it being understood that any such subjection to the Lien of the Indenture of any Excepted Property as additional security may be made subject to such reservations, limitations or conditions respecting the use and disposition of such property or the proceeds thereof as shall be set forth in such instrument; and

GRANTING CLAUSE FOURTH

All tenements, hereditaments, servitudes and appurtenances belonging or in any way appertaining to the aforesaid property, with the reversions and remainders thereof;

EXCEPTED PROPERTY

Expressly excepting and excluding, however, from the Lien of the Indenture all right, title and interest of the Company in and to all Excepted Property, whether now owned or hereafter acquired;

TO HAVE AND TO HOLD all such property, unto the Trustee, its successors in trust and their assigns forever;

SUBJECT, HOWEVER, to (a) Liens existing at the date of the execution and delivery of the Mortgage Indenture, as originally executed and delivered, which Liens do not in the aggregate materially and adversely impair the use of the Mortgaged Property in the operation of the business of the Company, or materially and adversely affect the security afforded by the Indenture, (b) as to property acquired by the Company after the date of the execution and delivery of the Mortgage Indenture, as originally executed and delivered, Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, Purchase Money Liens), and (c) Permitted Liens;

IN TRUST, for the equal and ratable benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article IX of the Mortgage Indenture, and if, thereafter, the principal of and premium, if any, and interest, if any, on, and any other amounts (including, without limitation, fees, expenses and indemnities) in connection with, the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 6.03 of the Mortgage Indenture, then and in that case the Indenture shall terminate, and the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise the Indenture, and the estate and rights hereby granted, shall be and remain in full force and effect;

IT IS HEREBY COVENANTED AND AGREED by and between the Company and the Trustee that all the Securities are to be authenticated and delivered, and that the Mortgaged Property is to be held, subject to the further covenants, conditions and trusts set forth in the Indenture; and

THE PARTIES HEREBY COVENANT AND AGREE as follows:

ARTICLE One

DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION

(a)            Mortgage Indenture Definitions. Each capitalized term that is used herein and is defined in the Mortgage Indenture shall have the meaning specified in the Mortgage Indenture unless such term is otherwise defined herein; provided, however, that any reference to a “Section” or “Article” refers to a Section or Article, as the case may be, of this Twelfth Supplemental Indenture, unless otherwise expressly stated.

(b)            Additional Definitions. For purposes of this Twelfth Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following capitalized terms shall have the meanings set forth below:

“Bond” has the meaning assigned to that term in Section 2.01(a) hereof.

“Bondholders” means (a) the Initial Bondholders and (b) each subsequent holder of a Bond as shown on the register maintained by the Company pursuant to Section 3.05 of the Indenture.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in the equity of such Person, including, without limitation, all partnership interests, limited liability company membership or other interests, common stock, preferred stock and beneficial interests in a trust and any and all warrants, rights or options to purchase any of the foregoing.

“Capital Lease” means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP prior to the implementation of any change described in Section 6.11(b).

“Capital Lease Obligation” means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP prior to the implementation of any change described in Section 6.11(b), appear as a liability on a balance sheet of such Person.

“Closing Date” has the meaning assigned to that term in the Purchase Agreement.

“Change in Ownership” means and shall be deemed to have occurred if Holdco ceases to own, directly or indirectly, 85% of the Capital Stock of the Company.

“Debt” means, without duplication, with respect to any Person, the sum of (a) liabilities for borrowed money, (b) liabilities (excluding accounts payable and other accrued liabilities arising in the ordinary course of business) for the deferred purchase price of property and conditional sale or title retention agreements, (c) Capital Lease Obligations, (d) liabilities for borrowed money secured by a Lien on property, (e) reimbursement obligations (contingent or otherwise) in respect of letters of credit, performance bonds or bankers’ acceptances, (f) obligations under any Hedging Agreements, (g) liabilities for Synthetic Leases, (h) obligations evidenced by bonds, debentures, notes or similar instruments and (i) any guarantee with respect to liabilities in clauses (a) through (h) above. All references to the principal amount of Debt outstanding at any time shall be understood to include not only the principal amount of any liabilities for borrowed money or of any bonds, debentures, notes or similar instruments, but also obligations (including those related to reimbursement obligations in respect of letters of credit, but excluding those in respect of interest, fees and other similar amounts) under all other types of Debt described in this definition.

“Default” means the occurrence and continuance of an event, which, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

“Disposition” means a sale, lease, transfer or other disposition of any assets of the Company.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, licenses or legally enforceable governmental restrictions relating to pollution and the protection of the environment or the release of any Hazardous Materials into the environment.

“Event of Default” has the meaning assigned to that term in Article Four of this Twelfth Supplemental Indenture.

“FERC” means the United States Federal Energy Regulatory Commission.

“Financing Agreements” means the Indenture, including this Twelfth Supplemental Indenture, the Purchase Agreement and the Bonds.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that could reasonably be expected to pose a hazard to health and safety, the removal of which could reasonably be expected to be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“Hedging Agreements” means all interest rate swaps, caps or collar agreements or similar arrangements dealing with interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

“Holdco” means ITC Holdings Corp., a Michigan corporation.

“Indenture” means the Mortgage Indenture, as supplemented and modified by any and all indentures supplemental thereto, including this Twelfth Supplemental Indenture.

“Initial Bondholder” means each Bondholder listed on Schedule A to the Purchase Agreement purchasing any Bonds on the Closing Date.

“Institutional Investor” means (a) any Initial Bondholder, (b) any holder of more than $5,000,000 of the aggregate principal amount of the Bonds and (c) any bank, trust company, other financial institution, pension plan, investment company, insurance company, or similar financial institution.

“Investment” or “Invest” means (a) a purchase or acquisition of, or an investment or reinvestment in, Rate Base Assets or (b) without duplication, the making of a firm, good faith contractual commitment, in the ordinary course of business and not subject to any conditions in the Company’s control, to purchase or acquire, or invest or reinvest in, Rate Base Assets.

“Law” means any federal, state, local (including municipal) or other statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, and any judicial or administrative interpretation thereof by a Governmental Authority or otherwise (including any judicial or administrative order, consent decree or judgment to which the Company is a party).

“Make-Whole Amount” means, with respect to any Bond, an amount, as determined by the Company, equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bond over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining any Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Bond, the principal of such Bond that is to be redeemed pursuant to Section 2.03 or Section 2.04 hereof or has become or is declared to be immediately due and payable pursuant to Section 10.02 of the Indenture, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Bonds is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Bond, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” on the Bloomberg Financial Markets Services Screen (or such other display as may replace Page PX1 on the Bloomberg Financial Markets Services Screen) for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for actively traded on the run U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding sentence, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable actively traded on the run U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable actively traded on the run U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 2.03 or Section 2.04 hereof or Section 10.02 of the Indenture.

“Settlement Date” means, with respect to the Called Principal of any Bond, the date on which such Called Principal is to be redeemed pursuant to Section 2.03 or Section 2.04 hereof or has become or is declared to be immediately due and payable pursuant to Section 10.02 of the Indenture, as the context requires.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company, (b) the ability of the Company to perform its obligations under any Financing Agreement (including, the timely payments of principal of, or Make-Whole Amount, if any, and interest on, the Bonds), (c) the legality, validity or enforceability of the Financing Agreements or (d) the perfection or priority of the Liens purported to be created pursuant to the Indenture or the rights and remedies of the Bondholders with respect thereto.

“MISO” means the Midcontinent Independent System Operator, Inc. (formerly known as the Midwest Independent Transmission System Operator, Inc.).

“Mortgage Indenture” has the meaning assigned to that term in the first Recital.

“Net Proceeds” means, with respect to any Disposition of assets, the gross proceeds thereof (including any such proceeds received by way of deferred payment, installment, price adjustment or otherwise), whether in cash or otherwise, net of any taxes paid or reasonably estimated to be paid as a result thereof (after taking into account any available tax credits or deductions applicable thereto).

“OATT” means, at any given time, the open access transmission tariff of MISO that is applicable to the Company, approved by the FERC and then in effect.

“Property” means any right or interest in or to assets or property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“Purchase Agreement” means that certain Bond Purchase Agreement, to be dated as of or about August 18, 2022, between the Company and the Initial Bondholders.

“Rate Base Assets” means assets of the Company which are included in the FERC’s determination of the Company’s revenue requirement under the OATT.

“Responsible Officer”, when used with respect to the Company, means any Senior Financial Officer or any vice president of the Company or Holdco and any other officer of the Company or Holdco with responsibility for the administration of the relevant Financing Agreement, or portion thereof.

“Revolving Credit Agreement” means the Company’s $225,000,000 Revolving Credit Agreement dated as of October 23, 2017, as amended and restated as of January 10, 2020 and as further amended on May 17, 2021.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer, comptroller or any vice president of Holdco.

“Senior Secured Debt” means (i) the Bonds, (ii) the 6.150% First Mortgage Bonds, Series A due 2038 issued pursuant to the Indenture, (iii) the 7.27% First Mortgage Bonds, Series C due 2020 issued pursuant to the Indenture, (iv) the 4.60% First Mortgage Bonds, Series D due 2024 issued pursuant to the Indenture, (v) the 3.50% First Mortgage Bonds, Series E due 2027 issued pursuant to the Indenture, (vi) the 4.09% First Mortgage Bonds, Series F due 2043 issued pursuant to the Indenture, (vii) the 3.83% First Mortgage Bonds, Series G due 2055 issued pursuant to the Indenture, (viii) the 4.16% First Mortgage Bonds, Series H due 2047 issued pursuant to the Indenture, (ix) the 4.32% First Mortgage Bonds, Series I due 2051 issued pursuant to the Indenture, (x) the 3.13% First Mortgage Bonds, Series J due 2051 issued pursuant to the Indenture and (xi) other Securities Outstanding issued pursuant to the Indenture.

“Series K Bonds” has the meaning assigned to that term in Section 2.01(a) hereof.

“Series L Bonds” has the meaning assigned to that term in Section 2.01(a) hereof.

“Subordinated Debt” means unsecured Debt of the Company fully subordinated in right of payment to the Bonds and other Senior Secured Debt substantially on the terms set forth in Exhibit B attached hereto.

“Synthetic Leases” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product, where such transaction is considered debt for borrowed money for tax purposes but is classified as an operating lease in accordance with GAAP.

“Total Secured Amount” shall have the meaning assigned to that term in Section 6.10(a) hereof.

“Transmission Documents” shall have the meaning assigned to such term in the Purchase Agreement.

“Transmission System” means the transmission lines and towers; substations; switching stations and substations; circuit breakers; and all such other necessary facilities used for providing transmission service; in each case, owned by the Company.

“Twelfth Supplemental Indenture” has the meaning assigned to that term in the introductory paragraph hereof.

(c)            Division. For all purposes under this Agreement in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws), (a) if any obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Capital Stock at such time.

ARTICLE Two

TITLE, FORM AND TERMS AND CONDITIONS OF THE BONDS

Section 2.01. The Bonds.

(a)            The Securities of the series to be issued under the Mortgage Indenture pursuant to this Twelfth Supplemental Indenture shall be designated as “3.87% First Mortgage Bonds, Series K due 2027” (the “Series K Bonds”) and “4.53% First Mortgage Bonds, Series L due 2052” (the “Series L Bonds” and together with the Series K Bonds, the “Bonds”) and shall be Securities issued under the Mortgage Indenture.

(b)            The Trustee shall authenticate and deliver the Bonds for original issue on the Closing Date in the aggregate principal amount of $75,000,000 for the Series K Bonds and $75,000,000 for the Series L Bonds, upon a Company Order for the authentication and delivery thereof pursuant to Section 4.01 of the Mortgage Indenture.

(c)            Interest on the Bonds shall be payable to the Persons in whose names such Bonds are registered at the close of business on the Regular Record Date for such interest (as specified in Section 2.01(e) below), except as otherwise expressly provided in the form of such Bonds attached hereto as Exhibit C.

(d)            The Series K Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on October 12, 2027.

(e)            The Series L Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on October 12, 2052.

(f)            The Series K Bonds shall bear interest at the rate of 3.87% per annum; provided that, to the extent permitted by law, any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount shall bear interest at a rate per annum from time to time equal to the greater of (x) 5.87% and (y) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate. Interest shall accrue on the Series K Bonds from the Closing Date, or the most recent date to which interest has been paid or duly provided for. The Interest Payment Dates for the Series K Bonds shall be April 12 and October 12 in each year, commencing April 12, 2023, and the Regular Record Dates with respect to the Interest Payment Dates for the Series K Bonds shall be the 15th calendar day preceding each Interest Payment Date (whether or not a Business Day); provided, however that interest payable at Maturity will be payable to the Bondholder to whom principal is payable.

(g)            The Series L Bonds shall bear interest at the rate of 4.53% per annum; provided that, to the extent permitted by law, any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount shall bear interest at a rate per annum from time to time equal to the greater of (x) 6.53% and (y) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate. Interest shall accrue on the Series L Bonds from the Closing Date, or the most recent date to which interest has been paid or duly provided for. The Interest Payment Dates for the Series L Bonds shall be April 12 and October 12 in each year, commencing April 12, 2023, and the Regular Record Dates with respect to the Interest Payment Dates for the Series L Bonds shall be the 15th calendar day preceding each Interest Payment Date (whether or not a Business Day); provided, however that interest payable at Maturity will be payable to the Bondholder to whom principal is payable.

(h)            Subject to Section 2.02 hereof, the office or agency of the Trustee, which as of the date hereof is located at c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfers/Redemption, shall be the place at which the principal of and Make-Whole Amount, if any, and interest on the Bonds shall be payable. The office or agency of the Trustee, which as of the date hereof is located at c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfers/Redemption, shall be the place at which registration of transfer of the Bonds may be effected; and The Bank of New York Mellon Trust Company, N.A. shall be the Security Registrar and the Paying Agent for the Bonds; provided, however, that the Company reserves the right to designate, by one or more Officer’s Certificates, its principal office in Novi, Michigan as any such place or itself as the Security Registrar; provided, however, that there shall be only a single Security Registrar for the Bonds.

(i)            The Bonds shall be issuable in registered form in denominations of at least $250,000 or any integral multiple thereof.

(j)            All payments of the principal of and Make-Whole Amount, if any, and interest on the Bonds shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

(k)            The Bonds shall not be defeasible pursuant to Sections 9.04(b) or (c) of the Indenture and such Sections of the Indenture shall not apply to the Bonds.

(l)            The Bonds shall have such other terms and provisions as are provided in the form thereof attached hereto as Exhibit C, and shall be issued in substantially such form.

Section 2.02. Payment on the Bonds.

(a)            Subject to Section 2.02(b) hereof, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Bonds shall be made at the Place of Payment designated in Section 2.01(f) hereof or such place as the Company may at any time, by notice, specify to each Bondholder, so long as such Place of Payment shall be either the principal office of the Company or the principal office of a bank or trust company in New York, New York.

(b)            So long as any Initial Bondholder or its nominee shall be a Bondholder, and notwithstanding anything contained in the Indenture, Section 2.02(a) hereof or in such Bond to the contrary, the Company will pay all sums becoming due on such Bond for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Initial Bondholder’s name in Schedule A to the Purchase Agreement, or by such other method or at such other address as such Initial Bondholder shall have from time to time specified to the Company and the Trustee in writing for such purpose in accordance with the Purchase Agreement, without the presentation or surrender of such Bond or the making of any notation thereon, except that concurrently with or reasonably promptly after payment or redemption in full of any Bond, such Initial Bondholder shall surrender such Bond for cancellation to the Company at its principal office or at the Place of Payment most recently designated by the Company pursuant to Section 2.02(a) hereof. Prior to any sale or other disposition of any Bond held by such Initial Bondholder or its nominee such Initial Bondholder will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Bond to the Company in exchange for a new Bond or Bonds pursuant to Section 3.05 of the Indenture; provided, that a transfer by endorsement shall not constitute a registration of transfer for purposes of the Indenture and the Trustee and any agent of the Trustee shall be entitled to the protections of Section 3.08 of the Indenture with respect to any Bond, the transfer of which has not been so registered. The Company will afford the benefits of this Section 2.02(b) to any Institutional Investor that is the direct or indirect transferee of any Bond purchased by such Initial Bondholder under the Indenture. The Company agrees and acknowledges that the Trustee shall not be liable for any Bondholder’s failure to perform its obligations under this Section 2.02(b). Each Initial Bondholder and any such Institutional Investor by its purchase of its Bond agrees to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with such Bondholder’s or Institutional Investor’s failure to comply with the provisions of this Section 2.02(b), including the costs and expenses of defending itself against any claim or liability in connection therewith, such indemnity to survive the payment of such Bonds and the resignation or removal of the Trustee.

(c)            Notwithstanding anything to the contrary in Section 1.18 of the Mortgage Indenture, if the Stated Maturity or any Redemption Date of the Bonds shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Mortgage Indenture or this Twelfth Supplemental Indenture) payment of interest on or principal (and premium, if any) of the Bonds due at the Stated Maturity or on any Redemption Date thereof need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Stated Maturity or on any Redemption Date thereof, provided that interest shall accrue on the outstanding principal amount of the Bonds due at the Stated Maturity or on any Redemption Date thereof at the rate set forth in the Bonds until the date of actual payment.

Section 2.03. Mandatory Redemption of the Bonds.

Pursuant to Section 5.01 of the Mortgage Indenture, in the event that any one or more Dispositions during any consecutive 12-month period yield Net Proceeds in excess of 10% of the Fair Value of the Mortgaged Property as of the last day of the fiscal quarter of the Company most recently ended, in the aggregate, the Net Proceeds of such Disposition or Dispositions shall be used for the mandatory redemption of the Bonds, and/or the redemption or prepayment of other Senior Secured Debt in accordance with its terms, on a date which is no more than nine months following a Disposition that, when aggregated with any other Dispositions, requires compliance with this Section 2.03 unless (x) during the nine-month period immediately preceding the date of such Disposition, the Company Invested in any Rate Base Assets in which case an amount of such Net Proceeds equal to the excess, if any, of (A) the total aggregate amount of all such Investments made during such preceding nine-month period (excluding, however, the amount of any Investments made pursuant to clause (b) of the definition of “Investment” that were not expended for Rate Base Assets during such nine-month period) over (B) the aggregate amount of Debt incurred by the Company (which, with respect to any Debt incurred under any permitted credit facility of a revolving nature, shall be calculated on a net basis after taking into account any borrowings, prepayments, repayments, reborrowings or other extensions of credit made by or in favor of the Company thereunder), in each case, during such preceding nine-month period, need not be applied to such redemption or prepayment, as the case may be, or (y) during the nine-month period following the date of such Disposition, the Company shall Invest in Rate Base Assets, in which case an amount of such Net Proceeds so Invested during such following nine-month period need not be applied to such redemption or prepayment, as the case may be; provided, however, that in the event that any such amounts referred to in this clause (y) Invested pursuant to clause (b) of the definition of “Investment” are not expended for Rate Base Assets within a period of six months from the end of such following nine-month period, any such amounts not so expended shall be used for the mandatory redemption of the Bonds, and/or the redemption or prepayment of other Senior Secured Debt in accordance with its terms, on a date not later than the last day of such six month period. Any redemption of the Bonds pursuant to this Section 2.03 shall be made (i) at a Redemption Price equal to the principal amount of the Bonds being redeemed and shall be accompanied by payment of accrued and unpaid interest on the principal amount of the Bonds so redeemed to the redemption date and a Make-Whole Amount and (ii) in accordance with the procedures for optional redemption set forth in Section 2.04(c) hereof. Notwithstanding anything to the contrary in this Section 2.03, any amounts utilized pursuant to clauses (x) or (y) above to reduce the amount of Net Proceeds required to be applied to redemption of the Bonds and/or redemption or prepayment of other Senior Secured Debt in accordance with its terms may be utilized no more than once with respect to the Net Proceeds of any one or more Dispositions occurring in any consecutive twelve month period.

Section 2.04. Optional Redemption.

(a)            Pursuant to Section 5.01 of the Mortgage Indenture, the Bonds may be redeemed at the option of Company, in whole or in part, at any time or from time to time at a Redemption Price equal to the principal amount of such Bonds plus the Make-Whole Amount plus accrued and unpaid interest thereon to the redemption date; provided, however, that if the Bonds are redeemed in part, the Bonds shall not be redeemed in an amount less than $5,000,000 of the aggregate principal amount of the Bonds then Outstanding.

(b)            Pursuant to Section 5.01 of the Mortgage Indenture, the Series K Bonds may be redeemed at the option of the Company, in whole, on or after September 12, 2027 at a redemption price equal to the principal amount of such Bonds plus accrued and unpaid interest thereon to the redemption date, and the Series L Bonds may be redeemed at the option of the Company, in whole, on or after April 12, 2052 at a redemption price equal to the principal amount of such Bonds plus accrued and unpaid interest thereon to the redemption date.

(c)            Notwithstanding anything to the contrary in Article V of the Mortgage Indenture, the redemption of the Bonds shall take place in accordance with the procedures and requirements set forth in this Section 2.04(c), without prejudice to the requirements of Section 5.02 of the Mortgage Indenture (which shall for purposes of this Twelfth Supplemental Indenture also be applicable to a redemption under Section 2.03 hereof) and Sections 5.05 and 5.06 of the Mortgage Indenture. The Company (or the Security Registrar, if so requested pursuant to Section 5.04 of the Mortgage Indenture) shall give each Bondholder written notice of each optional redemption under this Section 2.04, or a mandatory redemption under Section 2.03 hereof, as the case may be, not less than ten (10) days and not more than sixty (60) days prior to the date fixed for such redemption. Each such notice shall specify such date, the aggregate principal amount of the Bonds to be redeemed on such date, the principal amount of each Bond held by such Bondholder to be redeemed (determined in accordance with Section 2.04(d) hereof) and the interest to be paid on the redemption date with respect to such principal amount being redeemed, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount, if applicable, due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation. Two (2) Business Days prior to such redemption, the Company shall deliver to each Bondholder and the Trustee a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount, if applicable, as of the specified redemption date. The Trustee shall have no responsibility for such calculation. Each notice of redemption shall be irrevocable and unconditional and the principal amount of each Bond to be redeemed shall mature and become due and payable on the date fixed for such redemption (which shall be a Business Day), together with interest on such principal amount accrued to such date and the Make-Whole Amount (if applicable). From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Bond redeemed in full shall be surrendered (as contemplated by Section 2.02(b) hereof) to the Company and cancelled and shall not be reissued, and no Bond shall be issued in lieu of any redeemed principal amount of any Bond.

(d)            Notwithstanding anything to the contrary in Article V of the Mortgage Indenture, in the case of each partial redemption of the Bonds pursuant to Section 2.04(c) hereof, the Company shall redeem the same percentage of the unpaid principal amount of each of the Bonds, and the principal amount of each of the Bonds to be so redeemed shall be allocated by the Trustee among all of the Bonds at the time Outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts of each of the Bonds not theretofor called for redemption. Bonds selected to be redeemed will be redeemed in amounts of $250,000 and any integral multiple thereof and no Bonds of $250,000 or less can be redeemed in part.

Section 2.05. Purchase of Bonds.

Except as may be agreed to by a Bondholder or Bondholders in connection with an offer made to all Bondholders on the same terms and conditions, the Company shall not and shall not permit any Affiliate to purchase, redeem or otherwise acquire, directly or indirectly, any of the Outstanding Bonds except upon the payment or redemption of the Bonds in accordance with the terms of the Indenture. The Company will promptly cause the Trustee to cancel all Bonds acquired by it or any Affiliate pursuant to any payment, redemption or purchase of Bonds pursuant to any provision of the Indenture and no Bonds may be issued in substitution or exchange for any such Bonds.

Section 2.06. Payment upon Event of Default.

Upon any Bonds becoming due and payable under Section 10.02 of the Indenture, whether automatically or by declaration, such Bonds will forthwith mature and the entire unpaid principal amount of such Bonds, plus (x) all accrued and unpaid interest thereon (including, without limitation, interest accrued thereon at the applicable rate for overdue payments) and (y) the Make-Whole Amount determined in respect of such principal amount shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges that each Bondholder has the right to maintain its investment in the Bonds free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Bonds have become due and payable under Section 10.02 of the Indenture, whether automatically or by declaration, as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 2.07. Transfers.

In registering the transfer of any Bond in accordance with Section 3.05 of the Mortgage Indenture, the Security Registrar and the Trustee shall have no responsibility to monitor securities law compliance in connection with any such transfer.

ARTICLE Three

ADDITIONAL COVENANTS

Section 3.01. Affirmative Covenants of the Company.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Mortgage Indenture, Article VI of the Mortgage Indenture is hereby supplemented by incorporating therein the following additional affirmative covenants which the Company shall observe solely for the benefit of the Bondholders for so long as any Bond is Outstanding:

(a)            Use of Proceeds. The Company will apply an amount equal to the net proceeds from the issuance and sale of the Bonds to finance or refinance, in whole or in part, one or more new or existing eligible projects, which meet the eligibility criteria of renewable energy projects defined as investments and expenditures for projects that have increased or would increase the renewable energy available in power networks, specifically transmission infrastructure to support the connection of wind generation and/or solar generation facilities.

(b)            Compliance with Laws and Regulations. The Company shall comply with all Laws (including Environmental Laws) to which its Property or assets may be subject, except where failure to comply would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. In addition, the Company shall immediately pay or cause to be paid when due all costs and expenses incurred in such compliance, except to the extent that the same is being contested in good faith by the Company through appropriate means under circumstances where none of the Mortgaged Property or the Liens thereon will be endangered.

(c)            Real Estate Filings. To the extent that any filing required to perfect any security interest in real property or fixtures constituting Mortgaged Property is not made on or prior to the Closing Date, the Company shall undertake to present all such documents for filing with the appropriate registers of deeds as soon as practicable after the Closing Date, but in no event shall any such presentation for filing take place more than five (5) Business Days after the Closing Date; provided that the Company shall confirm by an Officer’s Certificate delivered to the Trustee within six (6) weeks after the Closing Date that each such document has been recorded with the applicable registers of deeds and the security interests created or purported to be created in real property or fixtures by such documents have been fully perfected by recording in the land records.

(d)            Delivery of Opinions of Counsel. The Company shall deliver, or cause to be delivered, to the Trustee the opinions of counsel required pursuant to Section 4.4(a) of the Purchase Agreement.

Section 3.02. Negative Covenants of the Company.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Mortgage Indenture, Article VI of the Mortgage Indenture is hereby supplemented by incorporating therein the following negative covenants which the Company shall observe solely for the benefit of the Bondholders for so long as any Bond is Outstanding:

(a)            Limitation on Lines of Business. As of the Closing Date, the Company is in the business of owning electric transmission facilities and providing electric transmission service over such facilities. From the Closing Date onward, the Company shall not engage in any business, if as a result, the general nature of the business engaged in by the Company taken as a whole would be substantially changed from the general nature of the business the Company is engaged in on the Closing Date.

(b)            Amendments to Exhibit B Hereto. The Company shall not make any amendments or changes to the subordination terms and conditions set forth in Exhibit B hereto that adversely affect the Bondholders without the prior consent of the Bondholders of all the Outstanding Bonds.

ARTICLE Four

ADDITIONAL EVENTS OF DEFAULT; REMEDIES

Section 4.01. Events of Default.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Mortgage Indenture, Section 10.01 of the Mortgage Indenture shall be supplemented to include as “Events of Default” thereunder the occurrence of any of the following events (each such event, together with those “Events of Default” in Section 10.01 of the Mortgage Indenture, an “Event of Default”):

(a)            Material Covenants. The Company shall fail to perform or observe any covenant set forth in Section 3.02 hereof or its obligation to provide notice to the Bondholders under Section 7.1(b) of the Purchase Agreement and such failure is not cured within thirty (30) days after earlier to occur of (i) a Responsible Officer of the Company obtaining actual knowledge of such failure and (ii) the Company receiving written notice of such failure from the Trustee or any Bondholder in accordance with the terms of the Mortgage Indenture or the Purchase Agreement;

(b)            Other Covenants. The Company shall fail to perform or observe any of its obligations or covenants (other than a failure to comply with the events that constitute an Event of Default under Section 4.01(a) hereof or under Section 10.01(a), Section 10.01(b) or Section 10.01(d) of the Mortgage Indenture) contained in any of the Financing Agreements, including Section 7 of the Purchase Agreement (or in any modification or supplement thereto), and such failure is not cured within sixty (60) days (or ninety (90) days with respect to the covenant contained in Section 12.04 of the Mortgage Indenture) after the earlier to occur of (i) a Responsible Officer of the Company obtaining actual knowledge of such failure and (ii) the Company receiving written notice of such failure from the Trustee or any Bondholder in accordance with the terms of the Mortgage Indenture or the Purchase Agreement;

(c)            Representations. Any representation, warranty or certification by the Company in any of the Financing Agreements or in any certificate furnished to the Trustee or any Bondholder pursuant to the provisions of this Twelfth Supplemental Indenture or any other Financing Agreement shall prove to have been false in any Material respect as of the time made or furnished, as the case may be;

(d)            Debt.

(i)            The Company shall be in default in the payment of any principal, premium, including any make-whole amount, if any, or interest on any Debt (other than Subordinated Debt) in the aggregate principal amount of $30,000,000 or more beyond the expiration of any applicable grace or cure period relating thereto;

(ii)            The Company shall be in default in the performance or compliance with any term (other than those referred to in Section 4.01(d)(i) hereof) of any agreement or instrument evidencing any Debt (other than Subordinated Debt) in the aggregate principal amount of $30,000,000 or more or any other document relating thereto or any condition exists and, as a consequence, such Debt has become or has been declared (or the holder or beneficiary of such Debt or a trustee or agent on behalf of such holder or beneficiary is entitled to declare such Debt to be) due and payable before its stated maturity or before its regularly scheduled dates of payment; or

(iii)            As a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), other than as provided in Section 2.03 or Section 2.04 hereof or Section 5.01 of the Mortgage Indenture, (x) the Company shall have become obligated to purchase or repay any Debt before its regularly scheduled maturity date in the aggregate principal amount of $30,000,000 or more or (y) one or more Persons have the right to require such Debt to be purchased or repaid;

(e)            Judgments. Any judgment or judgments for the payment of money in excess of $30,000,000 (or its equivalent in any other currency) in the aggregate by the Company, which is, or are, not covered by insurance, shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction over the Company and the same shall not be discharged (or provision shall not be made for such discharge), bonded or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

(f)            Change in Ownership. A Change in Ownership shall occur.

Section 4.02. Acceleration of Maturity; Rescission and Annulment.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Mortgage Indenture, Section 10.02 of the Mortgage Indenture shall be supplemented as follows:

(a)            Acceleration of Maturity. In addition to the provisions set forth in Section 10.02 of the Mortgage Indenture, if an Event of Default arising from the failure to pay principal of, or interest on, or any Make-Whole Amount relating to the Bonds shall have occurred and be continuing, then in every such case each Holder may declare the principal amount of the Bonds held by it to be due and payable immediately, by a notice in writing to the Company and to the Trustee, and upon receipt by the Company or the Trustee of such notice of such declaration, such principal amount, together with Make-Whole Amount and accrued interest, if any, thereon (including, without limitation, interest accrued thereon at the applicable rate for overdue payments), shall become immediately due and payable.

ARTICLE Five

amendments to the PROVISIONS

Solely for the purposes of the Bonds, the Mortgage Indenture shall be amended as follows:

(a)            Clause (d) of the definition of “Excepted Property” in the preamble of the Mortgage Indenture is hereby amended by deleting the phrase “for the purpose of sale or lease.”

(b)            The definition of “Authorized Officer” in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase “any two such Authorized Officers” with the phrase “any such Authorized Officer.”

(c)            The definition of “Company Order” or “Company Request” in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase “two Authorized Officers” with the phrase “an Authorized Officer.”

(d)            Clauses (b), (c), (d), (f) and (g) of the definition of “Investment Securities” in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase “rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short-term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long-term securities” with the phrase “rated investment grade by a nationally recognized rating organization.”

(e)            Clause (c) of the definition of “Permitted Liens” in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase “Ten Million Dollars ($10,000,000)” with the phrase “Fifty Million Dollars ($50,000,000)” and by replacing the phrase “three percentum (3%)” with the phrase “ten percentum (10%),” and clause (q) of the definition of “Permitted Liens” in Section 1.01 of the Mortgage Indenture is hereby amended by deleting the phrase “, provided that Purchase Money Liens, if any, with respect to the electric transmission assets of IP&L acquired by the Company in the Acquisition shall not be Permitted Liens.”

(f)            The definition of “Person” in Section 1.01 of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: “‘Person’ means any individual, corporation, limited liability company, partnership, limited liability partnership, association, company, joint stock company, joint venture, trust or unincorporated organization or any Governmental Authority.”

(g)            Section 1.08 of the Mortgage Indenture is hereby amended by replacing the phrase “Attention: Daniel J. Oginsky, Esq.” with the phrase “General Counsel.” In addition, the following paragraph shall be added to the end of Section 1.08:

“The Trustee shall have the right to accept and act upon instructions (“Instructions”), including fund transfer instructions given pursuant to this Supplemental Indenture No. 12 and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers and other Company personnel with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing or promptly upon reasonable request of the Trustee. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its reasonable discretion elects to act upon such Instructions, the Trustee’s reasonable understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee shall be entitled to presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall establish reasonable procedures to ensure that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of the Electronic Means it selects to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures. For purposes of this Section 1.08, “Electronic Means" shall mean the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

(h)            Section 1.13 of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: “In case any provision, or any portion of any provision, in this Indenture or the Securities shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining potion or provisions shall not in any way be affected or impaired thereby.”

(i)            Section 1.17 of the Mortgage Indenture is hereby amended by replacing the phrase “Each of the Company and the Trustee hereby” with the phrase “Each of the Company, the Holders and the Trustee hereby.”

(j)            Section 3.07 of the Mortgage Indenture is hereby amended to add the following subsection:

“(c)      Notwithstanding anything to the contrary contained in this Mortgage Indenture (as amended or supplemented), the Company, the Trustee and any Paying Agent may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed from principal or interest payments hereunder. The Company, the Trustee and the Paying Agent shall reasonably cooperate with each other and shall provide each other with copies of documents or information reasonably necessary for each of the Company, the Trustee and the Paying Agent to comply with any withholding tax or tax information reporting obligations imposed on any of them, including any obligations imposed pursuant to an agreement with a governmental authority.”

(k)            Section 6.01(b) of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: “At the date of the execution and delivery of this Indenture, as originally executed and delivered, the Company covenants and agrees that it shall be lawfully possessed of the Mortgaged Property except for any legal defects or other failures to lawfully possess Mortgaged Property that do not in the aggregate materially impair the use by the Company of the Mortgaged Property considered as a whole for the purposes for which it is held by the Company.”

(l)            Section 6.04 of the Mortgage Indenture is hereby amended by replacing the phrase “and (ii) obtain” with the phrase “and (ii) use its reasonable best efforts to obtain.”

(m)            Sections 6.07(b)(iii) and 6.07(c)(iii) of the Mortgage Indenture are hereby amended by replacing the phrase “seventy percentum (70%)” with the phrase “sixty six and two-thirds percentum (66 2/3%).”

(n)            Section 6.09 of the Mortgage Indenture is hereby amended by replacing the phrase “or as may be requested by the Trustee” with the phrase “or as may be requested by the Trustee; provided that the Company shall not be required to record this Indenture or any supplemental indentures in any new jurisdiction in which it acquires property until it next issues Securities hereunder.”

(o)            Section 9.04(d)(i) of the Mortgage Indenture is hereby amended by replacing the phrase “on the respective Stated Maturities” with the phrase “on the respective Stated Maturities or Redemption Date.”

(p)            Sections 9.04(d)(ii) and 9.04(d)(iii) of the Mortgage Indenture are hereby amended by replacing the phrase “an Opinion of Counsel” with the phrase “an Opinion of Counsel, subject to the customary assumptions and exceptions” and the phrase “not recognize gain or loss” with the phrase “not recognize income, gain or loss.”

(q)            Section 11.03 of the Mortgage Indenture is hereby amended to add the following subsection:

“(o)      The Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under the Mortgage Indenture (as amended or supplemented) arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunctions of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action.”

(r)            Section 12.04(a) of the Mortgage Indenture is hereby amended by replacing the phrase “90 day” with the phrase “105 days.”

(s)            Section 12.04(b) of the Mortgage Indenture is hereby amended by replacing the phrase “45 days” with the phrase “60 days.”

(t)            Section 13.01 of the Mortgage Indenture is hereby amended by replacing the phrase “the Company shall not consolidate with or merge into any other corporation” with the phrase “the Company shall not consolidate with or merge into any other Person.”

(u)            The first paragraph of Section 13.01(b) of the Mortgage Indenture is hereby amended by deleting such paragraph in its entirety and substituting in lieu thereof the following: “the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or other transfer, or which leases, the Mortgaged Property as or substantially as an entirety shall be a Person organized and existing under the laws of the United States, any State or Territory thereof or the District of Columbia (such Person being hereinafter sometimes called the “Successor Person”) and shall execute and deliver to the Trustee an indenture supplemental hereto, in form recordable and reasonably satisfactory to the Trustee, which:”

(v)            Sections 1.01, 1.03, 13.01(b)(i), 13.01(b)(ii), 13.02 and 13.03 of the Mortgage Indenture are hereby amended by replacing the term “successor corporation” or “Successor Corporation,” as the case may be, with the term “Successor Person.”

(w)            Section 16.01 of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: “No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, organizer, member, manager, stockholder, officer, director or employee, as such, past, present or future, of the Company, its direct or indirect owners or of any predecessor or successor Person (either directly or through the Company or a predecessor or successor Person), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities are solely obligations of the Company and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, organizer, member, manager, stockholder, officer, director or employee, past, present or future, of the Company or its direct or indirect owners or of any predecessor or successor Person, either directly or indirectly through the Company or its direct or indirect owners or any predecessor or successor Person, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom; and such personal liability, if any, is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution and delivery of this Indenture, as originally executed and delivered, and the issuance of the Securities.”

(x)            The following Section 1.20 shall be added to the Mortgage Indenture:

SECTION 1.20. OFAC.

(a)            The Company covenants and represents that neither it, any of its subsidiaries, directors or officers nor, to its knowledge, any of its affiliates, are the target or subject of any sanctions enforced by the US Government, (including, the Office of Foreign Assets Control of the US Department of the Treasury (“OFAC”)), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other applicable sanctions authority (collectively “Sanctions”).

(b)            The Company covenants and represents that neither it, any of its subsidiaries, directors or officers nor, to its knowledge, any of its affiliates, will use any part of the proceeds received in connection with the Indenture or any other of the transaction documents (i) to fund or facilitate any activities of or business with any person who, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business with any country or territory that is the target or subject of Sanctions (currently Cuba, Iran, North Korea, Syria, Crimea, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic regions of Ukraine), or (iii) in any other manner that will result in a violation of Sanctions by any person that is a party to this Indenture or the transaction documents.

ARTICLE Six

MISCELLANEOUS PROVISIONS

Section 6.01. Execution of Twelfth Supplemental Indenture.

Except as expressly amended and supplemented hereby, the Mortgage Indenture shall continue in full force and effect in accordance with the provisions thereof and the Mortgage Indenture is in all respects hereby ratified and confirmed. This Twelfth Supplemental Indenture and all of its provisions shall be deemed a part of the Mortgage Indenture in the manner and to the extent herein and therein provided. The Bonds executed, authenticated and delivered under this Twelfth Supplemental Indenture constitute two series of Securities and shall not be considered to be a part of a series of securities executed, authenticated and delivered under any other supplemental indenture entered into pursuant to the Mortgage Indenture.

Section 6.02. Effect of Headings.

The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 6.03. Successors and Assigns.

All covenants and agreements in this Twelfth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 6.04. Severability Clause.

In case any provision in this Twelfth Supplemental Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.05. Benefit of Twelfth Supplemental Indenture.

Except as otherwise provided in the Mortgage Indenture, nothing in this Twelfth Supplemental Indenture or in the Bonds, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Bondholders, any benefit or any legal or equitable right, remedy or claim under this Twelfth Supplemental Indenture.

Section 6.06. Execution and Counterparts; Electronic Contracting.

This Twelfth Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Any such counterpart, as recorded or filed in any jurisdiction, may omit such portions of Exhibit A hereto as shall not describe or refer to properties located in such jurisdiction. The parties agree to electronic contracting and signatures with respect to this Twelfth Supplemental Indenture and the documents related hereto (other than the Bonds). Delivery of an electronic signature to, or a signed copy of, this Twelfth Supplemental Indenture and such other documents (other than the Bonds) by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute”, “signed,” “signature,” “delivery” and words of like import in or related to this Twelfth Supplemental Indenture or any document to be signed in connection with this Twelfth Supplemental Indenture (other than the Bonds) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 6.07. Conflict with Mortgage Indenture.

If any provision hereof limits, qualifies or conflicts with another provision of the Mortgage Indenture, such provision of this Twelfth Supplemental Indenture shall control, insofar as the rights between the Company and the Bondholders are concerned.

Section 6.08. Recitals.

The recitals and statements contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness and makes no representations as to the validity or sufficiency of this Twelfth Supplemental Indenture.

Section 6.09. Governing Law.

This Twelfth Supplemental Indenture shall be governed by and construed in accordance with the law of the State of New York, except that (i) if this Twelfth Supplemental Indenture shall become qualified and shall become subject to the Trust Indenture Act, to the extent that the Trust Indenture Act shall be applicable, this Twelfth Supplemental Indenture shall be governed by and construed in accordance with the Trust Indenture Act and (ii) if the law of any jurisdiction wherein any portion of the Mortgaged Property is located shall govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property, this Twelfth Supplemental Indenture shall be governed by and construed in accordance with the law of such jurisdiction to the extent mandatory.

Section 6.10. Future Advances Secured.

(a)            Illinois Provisions. The Company acknowledges and agrees and intends that all advances made to it pursuant to issuances hereunder of the Securities, including all future issuances and advances related thereto whenever hereafter made, in an amount up to $150,000,000, together with the amount of all prior advances pursuant to Securities issuances heretofore made pursuant to the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture for a combined total principal amount of $1,415,000,000 plus interest thereon, and all fees, expenses and indemnities owing in respect of the Securities and the Financing Agreements, and all disbursements made by or on behalf of the Trustee for payment of taxes, levies, insurance or maintenance on the Mortgaged Property, with interest on such disbursements (the sum of all such Outstanding Securities, interest, fees, expenses, indemnities and disbursements is referred to as the “Total Secured Amount”), shall be a lien in the Total Secured Amount from the time this Twelfth Supplemental Indenture is recorded, as provided in 765 ILCS 5/39, et seq. for all amounts advanced or applied prior to the date hereof and within the period of eighteen (18) months after the date of recordation of this Twelfth Supplemental Indenture. Except as amended hereby (in this Twelfth Supplemental Indenture), the Mortgage Indenture, as previously amended, is hereby restated, adopted, ratified and confirmed.

(b)            Minnesota Provisions. Subject to the provision of the Mortgage Indenture which provides that notwithstanding anything to the contrary contained in the Mortgage Indenture enforcement of the Mortgage Indenture in Minnesota is limited to a debt amount of $31,162,597 under Chapter 287 of Minnesota Statutes, this Twelfth Supplemental Indenture secures credit in the amount of ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) together with the amount of all prior advances pursuant to Securities issuances heretofore made pursuant to the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture for a total combined amount advanced of ONE BILLION FOUR HUNDRED FIFTEEN MILLION DOLLARS ($1,415,000,000). Loans and advances up to this amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.

(c)            Missouri Provisions. This Twelfth Supplemental Indenture secures present credit in the amount of ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) together with the amount of all prior advances pursuant to Securities issuances heretofore made pursuant to the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture, for a total combined amount advanced of ONE BILLION FOUR HUNDRED FIFTEEN MILLION DOLLARS ($1,415,000,000) together with future advances and obligations in an amount not to exceed ONE BILLION FOUR HUNDRED FIFTEEN MILLION DOLLARS ($1,415,000,000) for purposes of collateral located in the State of Missouri only. The future advances and future obligations secured hereby may be evidenced not only by the Securities herein described, but also such other notes, guarantees and other documents executed and delivered by the Company to the Trustee or Bondholders subsequent to the date hereof provided that, on the face or within the body thereof, such notes, guarantees or other documents state that they are secured by this Mortgage Indenture. Loans and advances up to this amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.

Section 6.11. Interpretation of Financial Covenants.

For purposes of determining compliance with the financial covenants set out in the Indenture, any election by the Company to measure an item of Debt using fair value (as permitted by Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards No. 159) or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) shall be disregarded and such determination shall be made by valuing Debt at 100% of the outstanding principal amount thereof (except to the extent such Debt was issued at a discount or premium in which case the value of such Debt shall be valued at 100% of the outstanding principal amount thereof, less any unamortized discount or plus any unamortized premium, as the case may be). All terms of an accounting or financial nature used herein or in the Indenture shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to Accounting Standards Codification 842 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar effect or result) (and related interpretations) (collectively, “ASC 842”) to the extent the effect of which would be to cause leases which would be treated as operating leases under GAAP immediately prior to the effectiveness of ASC 842 to be recorded as a liability/debt on the Company’s statement of financial position under GAAP.

Section 6.12. Wisconsin State Specific Provisions.

To the extent that the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, any portion of the Mortgaged Property that is located in the State of Wisconsin is governed by the Wisconsin real estate foreclosure statute (Chapter 846, Wisconsin Statutes) (as may be amended from time to time, the “Act”), it is the intention of the parties hereto that the Trustee, for itself and for the benefit of the Holders, shall have the right to foreclose the Lien of the Indenture and/or exercise any right, power or remedy provided in the Indenture, or otherwise in accordance with the Act with respect to any Mortgaged Property located in the State of Wisconsin. If any provision in the Indenture shall be inconsistent with any provision of the Act, provisions of the Act shall take precedence over the provisions of the Indenture as it relates to any portion of the Mortgaged Property located within the State of Wisconsin, but shall not invalidate or render unenforceable any other provision of the Indenture relating to the Mortgaged Property located in the State of Wisconsin that can be construed in a manner consistent with the Act. If any provision of the Indenture shall grant to the Trustee any powers, rights or remedies which are more limited than the powers, rights or remedies that would otherwise be vested in the Trustee under the Act in the absence of said provision, the Trustee shall be vested with the powers, rights and remedies granted in the Act to the full extent permitted by law as it relates to the Mortgaged Property located in the State of Wisconsin.

IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Supplemental Indenture to be duly executed as of the day and year first above written.

ITC MIDWEST LLc

By: ITC Holdings Corp., as Sole Member

By:	/s/ Gretchen L. Holloway

Name:	Gretchen L. Holloway
Title:	Senior Vice President and Chief Financial Officer

Drafted by:

Milbank LLP

55 Hudson Yards

New York, NY 10001

Phone: (212) 530-5000

After Recorded, Return to:

Dykema Gossett PLLC

10 South Wacker Drive, Suite 2300

Chicago, Illinois 60606

Attention: Carol O’Connell

Phone: (312) 627-2303

Signature Page to

Twelfth Supplemental Indenture

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Mary Jo Wagener

Name:	Mary Jo Wagener

Title:	Vice President

Signature Page to

Twelfth Supplemental Indenture

ACKNOWLEDGMENT

STATE OF MICHIGAN	)
) ss.

COUNTY OF WAYNE)

The foregoing instrument was executed before me this 26th day of July 2022, at 12:05 P.M., EST, by Gretchen L. Holloway, Senior Vice President and Chief Financial Officer of ITC Holdings Corp., a corporation organized under the laws of the State of Michigan, the sole member of ITC Midwest LLC, a limited liability company organized under the laws of the State of Michigan, acknowledging that she executed the foregoing instrument in her authorized capacity, and that by her signature on the instrument she, or the entity upon behalf of which she acted, executed the instrument.

/s/ Sandira Darshini Stevens

By:	Sandira Darshini Stevens, Notary Public
State of Michigan, County of Wayne
My Commission Expires: September 16, 2027
Acting in the County of Wayne

ACKNOWLEDGMENT

STATE OF TEXAS	)
) ss.
COUNTY OF HARRIS	)

On the 27th day of July 2022, before me, the undersigned notary public, personally came Mary Jo Wagener, a Vice President of The Bank of New York Mellon Trust Company, N.A., a national banking association organized under the laws of the United States, and acknowledged to me that she executed the foregoing instrument in her authorized capacity, and that by her signature on the instrument she, or the entity upon behalf of which she acted, executed the instrument.

/s/ Daniel Arthur Stage
Daniel Arthur Stage
My Commission Expires
05/29/2024
ID No 132500211

Notary Public State of Texas

Schedule 1

The recording information for the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture is as follows:

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture
Adair IA	File 08-0110 in Book 586; Page 304	File 08-0111 in Book 589; Page 223	File 08-1956 Book 612; Page 34	File 08-1957 in Book 612; Page 105	File No. 09/1402, in Book 628, Page 150		Instr. 2011-1465, in Book 661; Page 183	Instr. 2013-0311 in Book 684, Page 148	Inst. # 2015-0179 Book 716 Page 1	Doc. # ES17-0117 BK: 750 PG: 1	Instr. #2018-2020	Instr. # 2020-0463
Allamakee IA	Doc. 2008-148	Doc. 2008-149	Doc. 2008-3187	Doc. 2008-3188	Doc. 2009-3227		Doc. 2011 2980	Doc. 2013 643	Doc. # 2015 570	Doc. # 2017 539	Doc #2018 2258	Doc. # 2020-1226
Appanoose IA	Book 2008; Page 124	Book 2008; Page 125	Book 2008; Page 2717	Book 2008; Page 2718	Book 2009, Page 2237		Book 2011; Page 2296	Book 2013, Page 671	Book 2015 Page 476	Book 2017 Page 446	Book 2018 Page 2006	Book 2020 Page 900
Audubon IA	Doc. 08-0102	Doc. 08-0103	Doc. 08-1345	Doc. 08-1346	Doc. 09-1338		Doc. 11-1729	Doc. 13-0397	Doc. # 15-0256	Doc. # 17-0296	Doc #18-1179	Doc. # 20-0548
Benton IA	Book 8; Page 291	Book 8; Page 292	Book 8; Page 5740	Book 8; Page 5743	Book 9, Page 5588	Box 11, Page 2657	Book 11; Page 4799	Book 13 Page 1167	Book 15 Page 605	Book E17 Page 0432	Book E18 Page 1924	Doc. # 20-2018
Black Hawk IA	Doc. 2008 014573	Doc. 2008 014576	Doc. 2009 00011582	Doc. 2009 00011583	File 2010-00011758, Instr. 200900017846		Doc. ID 004660170081; File No. 2012-00011133	Doc. ID 005095100084; File No. 2013-00019514	Doc. # 2015-00014953	Doc. # 201700016094	Doc # 201900005547	Doc. # 202000019654

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture
Boone IA	Book 2008; Page 0262	Book 2008; Page 0263	Book 2008; Page 5535	Book 2008; Page 5536	Book 2009, Page 5455	Doc. 112599	Book 2011; Page 4823	Book 2013, Page 1187	Book 2015 Page 0933	Inst. # 171043	Doc # 2018_1003_184036 Instr. # 184036	Doc. # 2020_0512_202035 Instr. # 202035
Bremer IA	Doc. 20080230	Doc. 20080231	Doc. 20085661	Doc. 20085662	Doc. 20095624		Doc. 20114759	Doc. 20131312	Doc. # 20151060	Doc. # 20170899	Doc #20183733	Doc. # 20201643
Buchanan IA	Doc. 2008R00212	Doc. 2008R00213	Doc. 2008R04324	Doc. 2008R04325	Instrument #2009R03990	Instrument #2011R02065	Instrument #2011R03717	Instrument #2013R00924	Instr. # 2015R00743	Doc. # 2017R00865	Doc #2018R02756	Doc. # 2020R01518
Buena Vista IA	Doc. 080166	Doc. 080167	Doc. 083608	Doc. 083609	Book 093848		Book 113483	Fee Book 130858	Fee Book 150609	Inst. # 170591	Inst. #182571	Instr. # 201163
Butler IA	Inst. 2008-0307	Inst. 2008-0308	Inst. 2008-5268	Inst. 2008-5269	Instrument No. 2009-4808		Instr. 2011-4271	Doc. 2013-1200	Instr. # 2015-0685	Doc. # 2017-0707	Doc #2018-2331	Doc. # 2020-1206
Cass IA	Book 2008; Page 115	Book 2008; Page 116	Book 2008; Page 2833	Book 2008; Page 2834	Book 2009, Page 2608		Doc. ID 000830740081; Book 2011; Page 2359	Doc ID 000941410084; Book 2013, Page 551	Book 2015 Page 419	BK: 2017 PG: 472	Doc #115242 BK 2018 PG 1794	BK: 2020 PG: 810
Cedar IA	Doc. 2008-264 in Book 881; Page 1	Doc. 2008-265 in Book 882; Page 1	Doc. 2008-4393 in Book 924; Page 107	Doc. 2008-4394 in Book 924; Page 178	Doc. 2009-4512 in Book 978, Page 1-84		Doc. 2011-4180 in Book 1083; Page 210-290	Doc. 2013 980 in Book 1161; Page 162-245	Book 1259 Page 120-249 Doc. # 2015-724	BK: 1354 PG: 322	BK: 1437 PG: 236	BK: 1520 PG: 302

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture
Cerro Gordo IA	Doc. 2008-391	Doc. 2008-392	Doc. 2008-8821	Doc. 2008-8822	Doc. 2009-9707	Doc. 2011-4841	Doc. 2011-8626	Doc. 2013-1970	Doc. # 2015-1550	Doc. # 2017-1416	Doc #2018-5903	Doc. # 2020-2562
Chickasaw IA	Fee Book 2008-0121	Fee Book 2008-0122	Fee Book 2008-2385	Fee Book 2008-2386	Book 2009-2295		Fee Book 2011-2217	Fee Book 2013-0516	Fee Book 2015-0330	Doc. # 2017-0339	Doc #2018-1625	Doc. # 2020-0845
Clarke IA	Doc. 2008-0164 Book 175A; Page 1	Doc. 2008-0165 Book 175B; Page 1	Doc. 2008-2747 Book 104; Page 168	Doc. 2008-2748 Book 104; Page 240	File No. 2009-2305 Book 2009G, Page 768-851	Fee Box 2011-1471	Fee Book 2011-2542	Fee Book 2013-0514	Fee Book 2015-0414	Book E17 Page 85	Doc #2018-1485	File # 2020-0619
Clay IA	Book 2008; Page 190	Book 2008; Page 191	Book 2008; Page 3615	Book 2008; Page 3616	Book 2009, Page 3942		Book 2011; Page 3469	Book 2013; Page 872	Book 2015 Page 744	BK: 2017 PG: 655	BK: 2018 PG: 2583	BK: 2020 PG 1231
Clayton IA	Doc. 2008R00197	Doc. 2008R00198	Doc. 2008R04287	Doc. 2008R04288	Doc. 2009RO4258		Doc. 2011R04585	Doc. 2013R01207	Doc. # 2015R00754	Doc. # 2017R00853	Doc # 2018R02956	Doc. # 2020R01625
Clinton IA	Doc. 2008-00537	Doc. 2008-00538	Doc. 2008-09202	Doc. 2008-09203	Doc. 2009-10462	Doc. 2011-05291	Doc. 2011-09597	Doc. 2013-02200	Doc. # 2015-01855	Doc. # 2017-01726	Doc #2018-06904	Doc. # 2020-03568
Dallas IA	Book 2008; Page 823	Book 2008; Page 824	Book 2008; Page 16507	Book 2008; Page 16508	Book 2009, Page 19465		Book 2011; Page 17729	Book 2013; Page 5316	Book 2015 Page 3907	Book 2017 Page 4725	Book: 2018 Page: 18790	Book: 2020 Page: 10117

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture
Davis IA	Doc. 2008-0069 in Book 142; Page 001	Doc. 2008-0070 in Book 143; Page 001	Doc. 2008-1804 in Book 150; Page 437	Doc. 2008-1805 in Book 150; Page 508	Doc. 2009-1438, in Book 156, Page 193		Doc. 2011-1595 in Book 168; Page 850	Doc. 2013-0359 in Book 178; Page 872	Book 193 Page 199 Doc. # 2015-0448	Doc. # E17-0066 BK: 207 PG: 199	Doc #E18-0333 BK: 220 PG: 031	Doc. # E20-0144
Decatur IA	Book 2008 Page 0096	Book 2008 Page 0097	Book 2008 Page 1769	Book 2008 Page 1770	Book 2009 Page 1558		Book 2011 Page 1706	Book 2013 Page 0396	Book 2015 Page 0308	BK: 2017 PG: 0279	BK: 2018 PG: 1201	Doc. # 2020-0502
Delaware IA	Book 2008 Page 203	Book 2008 Page 204	Book 2008 Page 3805	Book 2008 Page 3806	Book 2009 Page 4636	Book 2011 Page 2326	Book 2011 Page 4047	Book 2013 Page 1035	Book 2015 Page 664	Book 2017 Page 780	Book: 2018 Page: 2794	Book: 2020 Page: 1430
Des Moines IA	Doc. 2008-000259	Doc. 2008-000260	Doc. 2008-006411	Doc. 2008-006412	Doc. 2009-005787		Doc. 2011-005208	Doc. 2013-001273	Inst. # 2015-001221	Doc. # 2017-001261	Doc #2018-004910	Doc. # 2020-002260
Dickinson IA	Inst. 08-00303 Book 358; Page 1	Inst. 08-00304 Book 359; Page 1	Inst. 08-07217 Book 378; Page 81	Inst. 08-07218 Book 378; Page 153	Instr. No. 09-07844 Book 405, Page 745		Instr. No. 11-6501 Book 448; Page 259	Instr. No. 13-01462 Book 482, Page 269	Inst. # 15-01270	Doc. # 17-01272	Doc #18-05373	Doc. No. 20-02409
Dubuque IA	Doc. 005881650969 File 2008-00000799	Doc. 005881660839 File 2008-00000800	Doc. 006251360071 File 2008-00017283	Doc. 006251370027 File 2008-00017284	File 2009-00022604, Doc ID: 006630620084	File 2011-00010285, Doc ID: 007105460102	File 2011-00019263; Doc. 007236560081	File 2013-00005054; Doc ID 007648000084	Doc. # 2015-00003219	Doc. # 201700003013	Doc #201800011597	Doc. # 202000006063
Emmet IA	Doc. 2008-00133	Doc. 2008-00134	Doc. 2008-02245	Doc. 2008-02246	Book 2009-02052		Fee Book 2011-01763	Fee Book 2013-00391	Fee Book 2015-00264	Doc. # 2017-11583	Doc #2018-12315	Doc. # 2020-00488

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture
Fayette IA	Book 2008 Page 192	Book 2008 Page 193	Book 2008 Page 3833	Book 2008 Page 3834	Book 2009 Page 3700		Book 2011 Page 3503	Book 2013 Page 965	Book 2015 Page 661	Book 2017 Page 631	Book: 2018 Page: 2777	Book 2020 Page 1392
Floyd IA	Book 2008 Page 0173	Book 2008 Page 0174	Book 2008 Page 3135	Book 2008 Page 3136	Book 2009 Page 3358		Book 2011 Page 2868	Book 2013 Page 0802	Book 2015 Page 0595	Book 2017 Page 0497	Book: 2018 Page: 2102	Book 2020 Page 0953
Franklin IA	Inst. 20080199	Inst. 20080200	Inst. 20082936	Inst. 20082937	Inst. 20092288	Inst. 20111230	Doc. 20112331	Inst# 20130748	Inst. # 20150490	Doc. # 20170577	Doc #20181691	Doc. # 20200748
Greene IA	Doc. 2008-0120 Book 182; Page 1	Doc. 2008-0121 Book 183; Page 1	Doc. 2008-2215 Book 186; Page 50	Doc. 2008-2216 Book 186; Page 121	Instr. 2009-1917 Book 188, Page 832	Instr. 2011-1271, in Book 193, Page 2	Instr. 2011-2160 in Book 2011; Page 2160	Instr. 2013-0440 in Book 198, Page 370	Inst. # 2015-0448 Book 203 Page 458	Doc. # 2017-0572	Doc #2018-1870	Doc. # 2020-0866
Grundy IA	Book 2008; Page 0174	Book 2008; Page 0175	Book 2008; Page 2703	Book 2008; Page 2704	Book 2009, Page 2708		Book 2011; Page 2562	Book 2013; Page 0682	Book 2015 Page 0445	Doc. # 2017-0475	Doc #2018-2082	Doc. # 2020-1042
Guthrie IA	Book 2008; Page 0226	Book 2008; Page 0227	Book 2008; Page 3261	Book 2008; Page 3262	Doc. 3080, in Book 2009		Book 2012; Doc. 0067	Book 2013; Doc. 0777	Fee Book 2015-0555	BK: 2017 PG: 0650	BK: 2018 PG: 2723	Doc. # 2020-1128
Hamilton IA	Doc. 2008-151	Doc. 2008-152	Doc. 2008-3153	Doc. 2008-3154	Doc. 2009-3260	Doc. 2011-1650	Doc. 2011 3012	Doc 2013 735	Doc. # 2015-548	Doc. # 2017 637	Doc #2018 2283	Doc. # 2020 1039
Hancock IA	Inst. 08-0141	Inst. 08-0142	Inst. 08-2693	Inst. 08-2694	Instr. 09-2499		Fee Book 11-2596	Fee Book 13-0559	Inst. # 15-0491	Inst. # 17-0370	Inst. # 18-1900	Inst. # 20-0900

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture
Hardin IA	Doc. 2008-0248	Doc. 2008-0249	Doc. 2008-3898	Doc. 2008-3899	Doc. 2009-3646	Document 2011 1986	Doc. 2011 3589	Doc. 2013 0832	Doc. #2015 0591	YR: 2017 NO: 0651	YR: 2018 NO: 2702	YR: 2020 NO: 1153
Henry IA	Book 2008; Page 0160	Book 2008; Page 0161	Book 2008; Page 3507	Book 2008; Page 3508	Book 2009, Page 3283		Book 2011; Page 3111	Book 2013; Page 0783	Book 2015 Page 0585	Book 2017 Page 0615	Book: 2018 Page: 2161	Book: 2020 Page: 1141
Howard IA	Doc. 2008-1376 in Book 358; Page 1 and Book 359; Page 501	Doc. 2008-1377 in Book 360; Page 1 and Book 361; Page 501	Doc. 2008-1253 in Book 2008; Page 1253	Doc. 2008-1254 in Book 2008; Page 1254	Doc. 2009-2183, in Book 2009, Page 2183		Doc. 2011 1758, in Book 2011; Page 1758	Doc. 546, in Book 2013; Page 546	Book 2015 Page 409	BK: 2017 PG: 348	BK: 2018 PG: 1497	BK: 2020 PG: 702
Iowa IA	Doc. 2008-2278 in Book 840; Page 68	Doc. 2008-2279 in Book 841; Page 1	Doc. 2008-1602 in Book 867; Page 177	Doc. 2008-1603 in Book 867; Page 248	Doc. 2009-2010, in Book 900, Page 313-396		Doc. 3747 in Book 2011; Page 14549-14629.	Doc 973 in Book 2013; Page 4008-4091	Book 2015 Page 2484-2613	Doc. # 748 BK: 2017 PG: 2858	BK: 2018 PG: 11341	BL: 2020 PG: 6400
Jackson IA	Book 2008; Page 244	Book 2008; Page 245	Book 2008; Page 4572	Book 2008; Page 4573	Book 2009, Page 4798		Book 2011; Page 4945.	Book 2013, Page 1135	Book 2015 Page 864	Doc. # 17-963 BK: 2017 PG: 963	Book: 2018 Page: 3502	Instr. # 20-1776

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture
Jasper IA	Doc. 001695150969 File 2008-00000315	Doc. 001695160839 File 2008-00000316	Doc. 001766650071 File 2008-00007158	Doc. 001766660027 File 2008-00007159	File 2009-00007455, Doc ID: 001844880084		File 2011-00006958; Doc. 001995920081	File 2013-00001754	File # 2015-00001428	Inst. # 201700001675	Inst. #201800005649	Instr. # 202000002574
Jefferson IA	Doc. 2008-0157	Doc. 2008-0158	Doc. 2008-3103	Doc. 2008-3104	Doc. 2009-2869		Doc. 2011-2700	Doc. 2013-06871	2015-0482	Doc. # 2017-0567	Doc #2018-2482	Doc. # 2020-0978
Johnson IA	Doc. 021063550969 in Book 4254; Page 1	Doc. 021063560839 in Book 4255; Page 1	Doc. 021339090071 in Book 4373; Page 416	Doc. 021339100027 in Book 4373; Page 487	Book 4538, Page 166-249, Doc ID: 021703810084	Book 4779, Page 738-839, Doc ID: 022244150101	Doc. ID 022385240081 in Book 4845, Page 616-696	Doc. ID 022871530084 in Book 5066, Page 733-816	Book 5344 PG. 172-301	Book 5628 Page 1	Book: 5844 Page: 1	BK: 6042 PG: 504
Jones IA	Fee Book 2008-0178	Fee Book 2008-0179	Doc. 2008-3697	Doc. 2008-3698	Book 2009-4074	Fee Book 2011 1859	Fee Book 2011 3210	Fee Book 2013 0787	# 2015-0709	# 2017-0711	Doc #2018-2747	Doc. # 2020-1327
Keokuk IA	Fee Book 2008-0112	Fee Book 2008-0113	Fee Book 2008-2094	Fee Book 2008-2095	Book 2009-2073		Fee Book 2011 2001	Fee Book 2013-0492	Fee Book 2015-0315	Inst. # E20170076	Inst. #E20180666	Inst. # 2020-0767
Kossuth IA	Doc. 2008-236	Doc. 2008-237	Doc. 2008-4405	Doc. 2008-4406	Doc. 2009-4819		Doc. 2011 4228	Doc. 2013 1234	Book 2015 Page 762	Doc. # 2017 827 Book 2017 Page 827	Doc #2018 2995 Book: 2018 Page: 2995	Book: 2020 Page: 1394

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture
Lee IA	Doc. 08N-171 Doc. 08S-104	Doc. 08N-172 Doc. 08S-105	Doc.08N-4032 Doc. 8S-2900	Doc. 08N-4033 Doc. 08S-2901	Doc. 09N-3738 Doc. 09S-2969		Doc. 11N- 3260 Doc. 11S-2701	Doc. 13N-738 Doc. 13S-653	Book 2015 Page 1088[1]	Book 2017 Page 1137	Book: 2018 Page: 4138	Book: 2020 Page: 1818
Linn IA	Doc. 01289 0130969 Inst. 2008 00039315 Book 6889; Page 1	Doc. 01289 0140843 Inst. 2008 00039316 Book 6890; Page 1	Doc. 013846 140071 Inst. 2009 00033364 Book 7144; Page 338	Doc. 013846 150027 Inst. 2009 00033365 Book 7144; Page 409	Doc ID: 01465 7820084 Book 7486, Page 1-84	Doc ID: 015 780150102 Book 8001, Page 132-233	Doc. 019 540880081 Book 8145; Page 206-286	Doc. 020 433330084 Book 8620; Page 376-459	Book 9199 Page 438-567	BK: 9789 PG: 94	Book: 10213 Page: 277	BK: 10646 PG: 4
Louisa IA	Fee Book 2008-1338	Fee Book 2008-1339	Fee Book 2008-0976	Fee Book 2008-0977	Book 2009-0874		Fee Book 2011-1011	Fee Book 2013-1477	Fee Book 2015-0246	Doc. # E-170186	Doc #2018-1407	Doc. # 2020-0722
Lucas IA	Doc. 2008-0091 in Book 2008A; Page 1	Doc. 2008-0092 in Book 2008B; Page 1	Doc. 2008-1614 in Book G2008; Page 409	Doc. 2008-1615 in Book G2008; Page 480	Inst. 2009-11529, in Book F2009, Page 549-632		Instr. 2011-2299 in Book A2012, Page 74-154	Instr. 2013-0434 in Book C2013, Page 1-84	Inst. # 2015-0378 Book B2015 Page 345-474	Inst. # E170110	Inst. #E180589	Inst. # 2020-0608
Lyon IA	Book 2008 Page 212	Book 2008 Page 213	Book 2008 Page 3053	Book 2008 Page 3054	Book 2009 Page 3163		Book 2011 Page 3064	Book 2013 Page 745	Book 2015 Page 508	Book 2017 Page 706	Book: 2018 Page: 2444	BK: 2020 PG: 1199

1 The offices of Lee County (North) and Lee County (South) were consolidated on February 23, 2015.

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture
Madison IA						Book 2011 Page 1881	Book 2011 Page 3391	Book 2013 Page 845	Book 2015 Page 733	BK: 2017 PG: 870	Book: 2018 Page: 3222	BK: 2020 PG: 1645
Mahaska IA	Book 2008; Page 198	Book 2008; Page 199	Book 2008; Page 4119	Book 2008; Page 4120	Book 2009, Page 4038		Book 2011; Page 3543	Book 2013; Page 993	Doc. # 2015-849	BK: 2017 PG: 862	Book: 2018 Page: 2742	BK: 2020 PG: 1366
Marshall IA	Doc. 002901080969 File 2008-00000387	Doc. 002901090839 File 2008-00000388	Doc. 003110950071 File 2008-00007491	Doc. 003110960027 File 2008-00007492	File 2009-00007193, Doc. ID 003283170084	File No. 2011-00003804	Doc. 003023790081; File 2011-00006960	Doc. 003145730084; File 2013-00001607	Doc. # 2015-00001190	Doc. # 201700001314	Doc #201800005295	Doc. # 202000002344
Mitchell IA	Book 2008; Page 112	Book 2008; Page 113	Book 2008; Page 2427	Book 2008; Page 2428	Book 2009, Page 2613		Book 2011; Page 2080	Book 2013; Page 528	Book 2015 Page 414	BK: 2017 PG: 466	BK: 2018 PG: 2140	BK: 2020 PG: 883
Monroe IA	Book 2008; Page 86	Book 2008; Page 87	Book 2008; Page 1922	Book 2008; Page 1923	Book 2009, Page 1850		Book 2011; Page 1801.	Book 2013, Page 382	Book 2015 Page 428	BK: 2017 PG: 292	BK: 2018 PG: 1360	BK: 2020 PG: 647
Muscatine IA	Doc. 2008-00387	Doc. 2008-00388	Doc. 2008-06927	Doc. 2008-06928	Doc. 2009-07544		Doc. 2011-05769	Doc. 2013-01381	Inst. # 2015-01068	Inst. # 2017-01268	Inst. #2018-05192	Inst. # 2020-02473
Osceola IA	Book 2008; Page 80	Book 2008; Page 81	Book 2008; Page 2023	Book 2008; Page 2024	Book 2009; Page 1693		Book 2011; Page 1589.	Book 2013; Page 346	Book 2015 Page 330	BK: 2017 PG: 333	Book: 2018 Page: 1088	Book: 2020 Page 562
Palo Alto IA	Book 2008; Page 121	Book 2008; Page 122	Book 2008; Page 2472	Book 2008; Page 2473	Book 2009, Page 2228		Book 2011; Page 2105	Book 2013; Page 538	Book 2015 Page 462	BK: 2017 PG: 411	BK: 2018 PG: 2119	BK: 2020 PG: 852

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture
Pocahontas IA	Doc. 2008-107 in Book 179; Page 1	Doc. 2008-108 in Book 180; Page 1	Doc. 2008-1924 in Book 186; Page 98	Doc. 2008-1925 in Book 186; Page 169	Doc 2009-1736, in Book 193, Page 126-209		Doc. 2011 1682 in Book 207; Page 104-184	Doc. 2013 317 in Book 217, Page 275-358	Book 230 Page 470-599 Document 2015-279	Doc. # 2017 E1190 BK: 243 PG: 430	Doc. # 2018 E1750 BK: 254 PG: 355	Doc. # 2020 E2402 BK: 265 PG: 822
Polk IA	Doc. 020740580969 File 2008-00054845 in Book 12513; Page 1	Doc. 020740590839 File 2008-00054846 in Book 12514; Page 1	Doc. 021787280071 File 2009-00038437 in Book 12854; Page 894	Doc. 021787330027 File 2009-00038438 in Book 12854; Page 965	File 2010-00047634, Book 13303, Page 176-259, Doc ID 023094290084		Doc. 025439970081 in Book 14093; Page 416-496	Doc. 027145900084 in Book 14710; Page 908-991	Book 15509 Page 147-276 File # 2015-00082061	Doc. # 2016 00078456 BK: 16413 PG: 1	Doc #201800027905 BK: 17102 PG: 68	Doc. # 201900096984 BK: 17833 PG: 320
Poweshiek IA	Doc. 0230 in Book 823; Page 1	Doc. 0231 in Book 824; Page 1	Doc. 4014 in Book 0842; Page 0221	Doc. 4015 in Book 0842; Page 0292	File No. 3948, in Book 0863, Page 0393		File No. 3063 in Book 0901; Page 0171	File No. 0780 in Book 0927, Page 0415	Inst. # 2015-00755	Doc. # 2017-00762	Doc #2018-02959	Doc. # 2020-01460
Ringgold IA	Inst. 2008-00000091 Book 327; Page 1	Inst. 2008-00000092 Book 328; Page 1	Inst. 2008-00001525 Book 334; Page 64	Inst. 2008-00001526 Book 334; Page 135	Instr. 2009-00001424 Book 339, Page 823		Instr. 2011-00001615 Book 369; Page 118	Instr. 2013-00000399 Book 392, Page 245	Book 422 Page 61 Inst. # 2015-00000336	Doc. # 2017-00000294 BK: 451 PG: 1	Doc #2018-00001044 BK: 473 PG: 27	Doc. # 2020-00000571

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture
Scott IA	Doc. 016584770969 File 2008-00001602	Doc. 016584780839 File 2008-00001603	Doc. 017068630071 File 2008-00032813	Doc. 017068640027 File 2008-00032814	File 2009-00037177, Doc ID 017551650084		File 2012-00000547; Doc. 018863370081	File 2013-00009816; Doc. 019469450084	File 2015-00006784	Doc. # 201700006618	Doc #201800031579	Doc. # 202000013321
Sioux IA	File 2008; Card 437	File 2008; Card 438	File 2008; Card 7846	File 2008; Card 7847	File 2009, Card 8619		File 2011; Card 6891	Book 2013; Page 1720	File 2015 Card 1237	BK: E17 PG: 212	BK: 2018 PG: 4855	BK: 2020 PG 3183
Story IA	Inst. 2008-00000615	Inst. 2008-00000616	Inst. 2008-00012971	Inst. 2008-00012972	Instr. 2009-00014946	Instr. 2011-00006755	Instr. 2011-00012790	Instr. 2013-00003192	Inst. # 2015-00002292	Doc. # 2017-02355	Doc #2018-09201	Doc. # 2020-04893
Tama IA	Doc. 2008-0238 in Book 817; Page 460	Doc. 2008-0239 in Book 820; Page 289	Doc. 2008-3781 in Book 842; Page 74	Doc. 2008-3782 in Book 842; Page 145	Fee Book 2009-3424, in Book 864, Page 290		Fee Book 2011-3671 in Book 897; Page 469	Fee Book 2013-0886 in Book 916; Page 770	Fee Book 2015-0770	BK: 969 PG: 1	Inst. #2018-2314	Inst. # 2020-1119
Taylor IA	Doc. 2008786 Book 161; Page 8	Doc. 2008787 Book 161; Page 9	Doc. 2009628 Book 163; Page 215	Doc. 2009629 Book 163; Page 287	Doc. 2010569 Book 165, Page 587		Doc. 12688, Book 105; Page 647	Doc. 131294 Book 174; Page 349	Book 109 Page 960	BK: 112 PG: 528	Doc #19365 B:114 P: 930	Doc. No. 201220 BK: 118 PG: 430
Union IA	Doc. 00000140 in Book 911; Page 1	Doc. 00000141 in Book 914; Page 1	Doc. 00002690 in Book 943; Page 1	Doc. 00002691 in Book 943; Page 72	Doc. 00002419, in Book 968, Page 175, Instr. 00002419		Doc. 00002397 in Book 1015; Page 1	Doc. 00000612 in Book 1048, Page 48	Book 1097 Page 121 Inst. # 2015-00000431	Doc. # 2017-00000402 BK: 1144 PG: 1	Doc #2018-00001784 BK: 1182 PG: 182	Doc. No. 202000000800 BK: 1220 PG: 126

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture
Van Buren IA	Doc. 2008-48 in Book 142; Page 444	Doc. 2008-49 in Book 143; Page 343	Doc. 2008-1474 in Book 148; Page 747	Doc. 2008-1475 in Book 148; Page 818	Doc 2009-1496, in Book 154, Page 1		Doc. 2011 1469	Doc. 2013-380	Doc. # 2015-306	Doc. # 2017 312	Doc #2018 1340	Doc. # 2020 525
Wapello IA	Book 2008; Page 0275	Book 2008; Page 0276	Book 2008; Page 5994	Book 2008; Page 5995	Book 2009, Page 5649		Book 2011; Page 5430	Book 2013 Page 1255	Book 2015 Page 1054	BK: 2017 PG: 1102	BK: 2018 PG: 4147	BK: 2020 PG: 1648
Warren IA						Fee Book 2011-5477	Fee Book 2011-10217	Fee Book 2013-2694	Fee Book 2015-1862	Doc. # 2017-2177	Doc #2018-07905	Doc. # 2020-04383
Washington IA	Book 2008; Page 0211	Book 2008; Page 0212	Book 2008; Page 4793	Book 2008; Page 4794	Book 2009, Page 5649		Book 2011; Page 4382	Book 2013, Page 1022	Book 2015 Page 0887	BK: 2017 PG: 0948	Doc #2018-3464	Doc. # 2020-1759
Wayne IA	Inst. 08-0123 Book 119; Page 670	Inst. 08-0124 Book 119; Page 1640	Inst. 08-2205 Book 121; Page 484	Inst. 08-2206 Book 121; Page 555	Instr. 09-1957, Book 122, Page 854-937		Instr. 2011-2162 in Book 126; Page 186-266	Instr.2013-0502 in Book 129, Page 192.	Book 133 Page 655-784	BK: 138 PG: 542	Doc #2018-1677	Doc. # 2020-0565
Webster IA	Inst. 2008-335	Inst. 2008-336	Inst. 2008-07262	Inst. 2008-07263	Instr. 2009-07068		Instr. 2011-06498	Instr. 2013-01602	Inst. # 2015-01292	Doc. # 2017-01106 BK 2017 PG 1106	Doc #2018-04692	Doc. # 2020-02085
Winnebago IA	Book 2008; Page 0076	Book 2008; Page 0077	Book 2008; Page 2035	Book 2008; Page 2036	Book 2009, Page 2211		Fee Book 2011-1847,	Fee Book 2013-0447	Fee Book 2015-0376	Doc. # 2017-0333	Doc #2018-1553	Doc. # 2020-0799

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture
Winneshiek IA	Book 2008; Page 197	Book 2008; Page 198	Book 2008; Page 4570	Book 2008; Page 4571	Book 2009, Page 5633		Book 2011; Page 3832	Book 2013; Page 1049	Book 2015 Page 835	BK: 2017 PG: 789	BK: 2018 PG: 2844	BK: 2020 PG: 1592
Worth IA	Fee Book 20080149	Fee Book 20080150	Fee Book 20082712	Fee Book 20082713	Book 20092579		Fee Book 2011 2426	Fee Book 20130372	Fee Book 20150264	Doc. # 20170329	Doc #20181216	Doc. # 20200438
Wright IA	Book 08 Page 140	Book 08 Page 141	Book 08 Page 2559	Book 08 Page 2560	Book 09 Page 2543		Book 2011 Page 2412	Book 2013 Page 555	Book 2015 Page 513	BK: 2017 PG: 552	BK: 2018 PG: 2061	BK: 2020 PG: 946

Carroll IL	Doc. 2008R-0150 in Book 924; Page 1	Doc. 2008R-0151 in Book 925; Page 1	Doc. 2008R-3462 in Book 960; Page 403	Doc. 2008R-3463 in Book 960; Page 473	Doc. 2009R-3847		Doc. 2011R-3000	Doc. 2013R-0688	Doc. # 2015R-0558	Doc. # 2017R-0565	Doc # 2018R-1904	Doc. # 2020R-0958
Jo Daviess IL	Doc. 339743	Doc. 339744	Doc. 345826	Doc. 345827	Doc. 353333		Doc. 366326	Doc. 374116	Doc. # 383890	Doc. # 393519	Doc #400688	Doc. 408451
Rock Island IL	Doc. 2008-01374	Doc. 2008-01375	Doc. 2008-26758	Doc. 2008-26759	Doc. 2009-27940		Doc. 2011-27145	Doc. 2013-06358	2015-04706	Doc. # 2017-04238	Doc #2018-16693	Doc # 2020-07501
Whiteside IL	Doc. 410-2008	Doc. 411-2008	Doc. 9809-2008	Doc. 9810-2008	Doc. 10057-2009		Doc. 2011-08401	Doc. 2013-02025	Doc. # 2015-01576	Doc. # 2017-01463	Doc #2018-05586	Doc. No. 2020-02577

Blue Earth MN	Doc. 481CR565	Doc. 481CR566	Doc. 489CR662	Doc. 489CR663	Doc. 498CR325		Doc. 514CR333	Doc. 522CR327	Doc. No. 539CR945	Doc. # 555CR543	Doc #567CR643	Doc. # 579CR717

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture
Brown MN	Doc. 364356	Doc. 364357	Doc. 369232	Doc. 369233	Doc. 374910		Doc. 385128	Doc. 392345	Doc. #401791	Doc. #A410717	Doc #A417817	Doc. # A425110
Cottonwood MN	Doc. 255292	Doc. 255293	Doc. 258076	Doc. 258077	Doc. 260747		Doc. 266130	Doc. 269589	Doc. # 275047	Doc. # 279983	Doc #284104	Doc. # 288356
Faribault MN	Doc. 342918	Doc. 342919	Doc. 346309	Doc. 346310	Doc. 349879		Doc. 356760	Doc. 361565	Doc. # 367803	Doc. # 374168	Doc #378825	Doc. # 384052
Fillmore MN	Doc. 362678	Doc. 362679	Doc. 368282	Doc. 368283	Doc. 376407		Doc. 386633	Doc. 393691	Doc. # 403016	Doc. # 411973	Doc #419133	Doc # 426726
Freeborn MN Easement – Torrens	Doc. 474468 Doc. 109689	Doc. 474469 Doc. 109690	Doc. 479360 Doc. 110165	Doc. 479361 Doc. 110166	Doc. Nos. 485905 (A) 110681 (T)	Doc. Nos. 495228 (A) 111610 (T)	Doc. Nos. 497533 (A) 111878 (T)	Doc. Nos. A-505576 T-112590	Doc. # A-515868	Doc. # A-526444	Doc #A-534600	Doc. # A542475 Doc # T116428
Jackson MN	Doc. A251774	Doc. A251775	Doc. A254516	Doc. A254517	Doc. A257698	Doc. A262368	Doc. A263601	Doc. A267760	Doc. # A273071	Doc. # A278615	Doc #A282523	Doc. # A286671
Le Sueur MN	Doc. 353162	Doc. 353163	Doc. 359395	Doc. 359396	Doc. 366253		Doc. 378017	Doc. 386706	Doc. #397601	Doc. # 409040	Doc #418300	Doc. # 427839
Martin MN	Doc. 2008R-392714	Doc. 2008R-392715	Doc. 2008R-397320	Doc. 2008R-397321	Doc. 2009R-401967	Doc. 2011R-408709	Doc. 2011R-410442	Doc. 2013R-416737	Doc. # 2015R-424518	Doc. # 2017R-432390	Doc #2018R-438817	Doc. # 2020R-445097
Mower MN	Doc. A000565139	Doc. A000565140	Doc. A000572171	Doc. A000572172	Doc. A000579676	Doc. A000591112	Doc. A000594205	Doc. A000604520	Doc. # A000618725	Doc. # A632143	Doc #A642021	Doc. # A652171
Murray MN	Doc. 230354	Doc. 230355	Doc. 232821	Doc. 232822	Doc. 235452		Doc. 240400	Doc. 243780	Doc. # 248258	Doc. # 252781	Doc #256238	Doc. # 259823
Nobles MN	Doc. A317292	Doc. A317293	Doc. A321156	Doc. A321157	Doc. A325403		Doc. A333571	Doc. A339092	Doc. # A346533	Doc. # A354010	Doc #A359857	Doc. # A365268

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture
Olmsted MN	Doc. A1157194	Doc. A1157195	Doc. A1185995	Doc. A1185994	Doc. A-1218791		Doc. A1275597	Doc. A1316480	Doc. # A-1366460	Doc. # A1420062	Doc #A1459422	Doc. # A1499224
Redwood MN	Doc. A326435	Doc. A326436	Doc. A329534	Doc. A329535	Doc. A 333004	Doc. A 338413	Doc. A339813	Doc. A344792	Doc. # A 350618	Doc. # A356477	Doc #A361215	Doc. # A365996
Rice MN										Doc. # A696301	Doc #A710904	Doc. # A726225
Rock MN	Doc. 168189	Doc. 168190	Doc. 170372	Doc. 170373	Doc. 172760		Doc. 178165	Doc. 181544	Doc. # 185643	Doc. # 190293	Doc #193609	Doc. # 197089
Steele MN	Doc. A000354767	Doc. A000354768	Doc. A000361084	Doc. A000361085	Doc. A000368262	Doc. A000379062	Doc. A000381883	Doc. A000390422	Doc. # A000401277	Doc. # A000412253	Doc #A000420568	Doc. # A000429034
Wabasha MN	Doc. A286205	Doc. A286206	Doc. A290867	Doc. A290868	Doc. A 295667		Doc. A304809	Doc. A 310823	Doc. # A318750	Doc. #326641	Doc #332550	Doc. # 338856
Waseca MN										Doc. # A310427	Doc #A315987	Doc. # A321866
Watonwan MN	Doc. 207915	Doc. 207916	Doc. 210325	Doc. 210326	Doc. 212753		Doc. 217379	Doc. 220526	Doc. # 224648	Doc. # 228751	Doc #231865	Doc. # 235094
Winona MN	Doc. 525959	Doc. 525960	Doc. 534510	Doc. 534511	Doc. 544045		Doc. A560203	Doc. A572255	Doc. # A-586699	Doc. # A601699	Doc #A612999	Doc. # A624513

Clark MO	Doc. 28353 Book 72; Page 37	Doc. 28354 Book 72; Page 38	Doc. 30039 in Book 72; Page 39	Doc. 30040 Book 72; Page 40	Doc. 31759		Doc. 35141	Doc. ID 37259	Book 2015 Page 316	BK: 2017 PG: 271	BK: 2018 PG: 1086	BK: 2020 PG: 500

Grant County WI												Doc. # 810066

Exhibit A

DESCRIPTION OF PROPERTIES

The following properties of the Company, owned as of the date hereof, have been acquired by the Company subsequent to the date of the Eleventh Supplemental Indenture:

[See Attached]

A-1

Exhibit A

	A	B	C	D	E	F	G	H
1	State	County	Agreement	Date of Agreement (*Date of Last Grantor's Signature)	Grantor	Grantee	Date Recorded	Document ID
2	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	01/03/20	McNally Farms, a general partnership	ITC Midwest LLC	05/26/21	2021 1414
3	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	09/19/19	McNally Farms Partnership	ITC Midwest LLC	05/26/21	2021 1415
4	IA	ALLAMAKEE	ELECTRIC LINE EASEMENT	10/15/19	Mark L. Bader and Terry L. Bader, Husband and Wife	ITC Midwest LLC	05/26/21	2021 1416
5	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	07/21/20	Glenn Nelson and Irene C. Nelson, Husband and Wife	ITC Midwest LLC	05/26/21	2021 1417
6	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	09/18/19	Kerry Jon Melcher a/k/a Kerry J. Melcher and Elaine M. Melcher, Husband and Wife	ITC Midwest LLC	05/26/21	2021 1418
7	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	01/09/20	Robert J. Schoulte and Patricia R. Schoulte, Husband and Wife (Contract Sellers); and Dan Schoulte and Donna M. Schoulte, Husband and Wife (Contract Buyers)	ITC Midwest LLC	05/27/21	2021 1443
8	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	02/19/20	McCormick Family Farms, LLC	ITC Midwest LLC	05/27/21	2021 1442
9	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	01/09/20	The Cletus D. Hagensick Revocable Trust, dated December 6, 2001; and The Irma M. Hagensick Revocable Trust, dated December 6, 2001	ITC Midwest LLC	05/27/21	2021 1441
10	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	10/10/19	Jacqueline L. Everett, as Trustee of the Jacqueline L. Everett Declaration of Trust, dated June 11, 1998	ITC Midwest LLC	05/27/21	2021 1440
11	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	12/05/19	Gregory L. Steege and Susan M. Steege, Husband and Wife; Benjamin G. Steege and Emily Jo Steege, Husband and Wife; and Brent G. Steege and Kristine K. Steege, Husband and Wife	ITC Midwest LLC	05/27/21	2021 1451
12	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	10/30/19	Timothy Kelly and Mary Kelly, Husband and Wife; and Daniel Kelly, a Single Person	ITC Midwest LLC	05/27/21	2021 1450
13	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	10/29/19	Timothy Kelly and Mary Kelly, Husband and Wife; and Daniel Kelly, a Single Person	ITC Midwest LLC	05/27/21	2021 1449
14	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	10/23/19	Heinz A. Hofmann and Sharon L. Hofmann, Trustees of the Heinz and Sharon Hofmann Family Revocable Trust U/A dated June 21, 2018; and Michael A. Hofmann and Elizabeth A. Hofmann, Husband and Wife	ITC Midwest LLC	05/27/21	2021 1447
15	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	10/24/19	Lloyd C. Johanningmeier, Jr., a Single Person	ITC Midwest LLC	05/27/21	2021 1448
16	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	09/04/19	George F. Manning, a Single Person	ITC Midwest LLC	05/27/21	2021 1446
17	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	09/18/19	Raymond J. Manning and Patricia Manning a/k/a Patricia A. Manning, Husband and Wife	ITC Midwest LLC	05/27/21	2021 1445
18	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	01/16/20	Norman A. Reeves and Iona C. Reeves Revocable Trust Agreement dated May 4, 2017	ITC Midwest LLC	05/27/21	2021 1444

	A	B	C	D	E	F	G	H
19	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	10/30/19	Douglas M. Mullen a/k/a Douglas M. Mullins, a Single Person (Contract Seller); and Investyle Real Estate, LLC (Contract Buyer)	ITC Midwest LLC	05/27/21	2021 1439
20	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	11/05/19	Catherine M. Hines, a Single Person	ITC Midwest LLC	05/27/21	2021 1437
21	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	06/04/20	Triple P Ranch, L.L.C., an Iowa limited liability company	ITC Midwest LLC	06/01/21	2021 1486
22	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	10/15/19	Mark L. Bader and Terry L. Bader, Husband and Wife	ITC Midwest LLC	06/01/21	2021 1488
23	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	06/10/20	Chad A. Kelly and Kari R. Kelly, Husband and Wife	ITC Midwest LLC	06/01/21	2021 1487
24	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	11/04/19	Sandra L. Wood, a Single Person (Contract Seller); and Theodore J. Kelly, a Single Person (Contract Buyer)	ITC Midwest LLC	06/01/21	2021 1489
25	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	11/07/19	Trevor Clark and Mary Anne Clark, Husband and Wife	ITC Midwest LLC	06/01/21	2021 1485
26	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	01/15/20	Jana Troendle, a Single Person	ITC Midwest LLC	06/01/21	2021 1492
27	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	01/13/20	Peter A. Larkin and Denise M. Larkin, Husband and Wife	ITC Midwest LLC	06/01/21	2021 1491
28	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	10/19/20	Chad R. Bina as Executor of the Estate of Theodore McNally (Contract Sellers); and Joshua Woods and Jennifer Lee Woods, Husband and Wife (Contract Buyers)	ITC Midwest LLC	06/02/21	2021 1495
29	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	11/05/19	Catherine M. Hines, a Single Person; and Douglas M. Mullen a/k/a Douglas M. Mullins, a Single Person (Contract Seller), and Investyle Real Estate, LLC (Contract Buyer)	ITC Midwest LLC	06/07/21	2021 1550
30	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	01/10/20	Eleanor I. O'Neill, a Single Person, Life Estate; James Francis O'Neill and Susan O'Neill, Husband and Wife; Mary K. Winters and James Winters, Wife and Husband; and Patrick H. O'Neill and Sally K. O'Neill, Husband and Wife	ITC Midwest LLC	06/08/21	2021 1569
31	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	03/03/20	Ross N. Steiber a/k/a Ross Steiber and Kimberly Steiber, Husband and Wife	ITC Midwest LLC	06/08/21	2021 1568
32	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	07/20/20	Chad M. Steiber and Rachael Steiber, Husband and Wife	ITC Midwest LLC	06/08/21	2021 1567
33	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	09/24/19	Kenneth J. Keller and Marjorie J. Keller, Husband and Wife	ITC Midwest LLC	06/16/21	2021 1648
34	IA	ALLAMAKEE	AMENDED AND RESTATED EASEMENT AGREEMENT	09/19/19	William C. Tesar and Roberta R. Tesar, Husband and Wife	ITC Midwest LLC	06/16/21	2021 1649
35	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	12/20/18	Henry G. Siek, Inc.	ITC Midwest LLC	08/26/20	20-3726
36	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	09/11/18	Henry G. Siek, Inc.	ITC Midwest LLC	08/26/20	20-3727
37	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	12/05/18	Carl A. Meyer and Betty J. Meyer, Husband and Wife	ITC Midwest LLC	08/26/20	20-3729
38	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	09/11/18	Henry Marion Siek as Trustee of the Henry Marion Siek Revocable Trust dated the 29th day of May, 2013; and Nancy Jo Siek as Trustee of the Nancy Jo Siek Revocable Trust dated the 29th day of May, 2013	ITC Midwest LLC	08/26/20	20-3746

	A	B	C	D	E	F	G	H
39	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	09/20/18	Kent A. Coffland, a Single Person	ITC Midwest LLC	08/26/20	20-3747
40	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	09/20/18	Kent A. Coffland, a Single Person	ITC Midwest LLC	08/26/20	20-3747
41	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	11/28/18	Melvin E. Ward and Jeanette Marie Ward, Husband and Wife	ITC Midwest LLC	08/26/20	20-3738
42	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	02/07/19	Raymond Brecht a/k/a Raymond J. Brecht and Anne Brecht a/k/a Anne O. Brecht, Husband and Wife	ITC Midwest LLC	08/26/20	20-3739
43	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	09/17/18	Edwin J. Brecht and Eileen C. Brecht, Husband and Wife	ITC Midwest LLC	08/26/20	20-3745
44	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	09/18/18	Eldon R. Bridgewater and Mary L. Bridgewater, as Co-Trustees of The Eldon R. Bridgewater Revocable Trust dated August 20, 2015, as it may be amended from time to time; and Mary L. Bridgewater and Eldon R. Bridgewater, as Co-Trustees of the Mary L. Bridgewater Revocable Trust dated August 20, 2015, as it may be amended from time to time	ITC Midwest LLC	08/26/20	20-3748
45	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	09/18/18	Bridgewater Farms, TNT, LLC, an Iowa Limited Liability Company	ITC Midwest LLC	08/26/20	20-3741
46	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	10/15/18	Renn Tiedemann Inc., an Iowa Corporation	ITC Midwest LLC	08/26/20	20-3740
47	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	10/12/18	Ronald W. Tiedemann and Mary Tiedemann, Husband and Wife; and Starr Farms, LLC, an Iowa Limited Liability Company	ITC Midwest LLC	08/26/20	20-3742
48	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	09/20/18	Darwin L. Vogt and Linda D. Vogt, Husbasnd and Wife	ITC Midwest LLC	08/26/20	20-3744
49	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	09/17/18	Florence L. Meyer a/k/a Florence Lisette Meyer, a Single Person	ITC Midwest LLC	08/28/20	20-3793
50	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	01/11/19	John C. Niebuhr and Donna J. Niebuhr, Husband and Wife	ITC Midwest LLC	08/28/20	20-3794
51	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	03/04/19	John C. Niebuhr and Donna Niebuhr, Husband and Wife; Steven E. Niebuhr and Vicki Niebuhr, Husband and Wife; Mark R. Niebuhr and Diane Niebuhr, Husband and Wife; Paul D. Niebuhr and Lisa Niebuhr, Husband and Wife; and Sheryl L. Niebuhr as Trustee of the Sheryl L. Niebuhr Trust Under Declaration dated February 7, 2013	ITC Midwest LLC	08/28/20	20-3795
52	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	10/06/18	Wittenburg Farms, Inc.	ITC Midwest LLC	08/28/20	20-3807
53	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	10/06/18	Wittenburg Farms, Inc.	ITC Midwest LLC	08/28/20	20-3798
54	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	09/27/19	John C. Niebuhr and Donna Niebuhr, Husband and Wife; Steven E. Niebuhr and Vicki Niebuhr, Husband and Wife; Mark R. Niebuhr and Diane Niebuhr, Husband and Wife; Paul D. Niebuhr and Lisa Niebuhr, Husband and Wife; and Sheryl L. Niebuhr as Trustee of the Sheryl L. Niebuhr Trust Under Declaration dated February 7, 2013	ITC Midwest LLC	09/15/20	20-4076

	A	B	C	D	E	F	G	H
55	IA	BENTON	ELECTRIC LINE EASEMENT	09/28/18	Kaye Less a/k/a Kaye Ann Less and Richard Less, Wife and Husband; and Karen Wheeler a/k/a Karen Marie Wheeler, a Single Person	ITC Midwest LLC	10/05/20	20-4434
56	IA	BENTON	ELECTRIC LINE EASEMENT	09/19/18	Mary A. Thorman and Charles W. Thorman as Trustees of the Trust U/W Art VI of John W. Thorman; and Mary A. Thorman, Trustee of the Mary A. Thorman Revocable Trust udo December 8, 2003	ITC Midwest LLC	10/05/20	20-4436
57	IA	BENTON	ELECTRIC LINE EASEMENT	12/05/18	Adeline L. Volesky, as Trustee of the John C. Volesky Trust B UDA August 28, 2006; and Adeline L. Volesky, as Trustee under the Adeline L. Volesky Trust Agreement dated the 28th day of August, 2006	ITC Midwest LLC	10/05/20	20-4437
58	IA	BENTON	ELECTRIC LINE EASEMENT	09/14/18	Doris Schulze, a Single Person	ITC Midwest LLC	10/05/20	20-4439
59	IA	BENTON	ELECTRIC LINE EASEMENT	01/14/19	Cora F. Schoenfelder, a Single Person	ITC Midwest LLC	10/05/20	20-4440
60	IA	BENTON	ELECTRIC LINE EASEMENT	02/07/19	Raymond Brecht and Anne O. Brecht, Husband and Wife	ITC Midwest LLC	10/05/20	20-4443
61	IA	BENTON	ELECTRIC LINE EASEMENT	01/18/19	Kevin F. Robinson and Barbara A. Robinson, Husband and Wife	ITC Midwest LLC	10/05/20	20-4444
62	IA	BENTON	ELECTRIC LINE EASEMENT	02/01/19	Darlene E. Ohlen, a Single Person; and Darlene E. Ohlen and Craig A. Ohlen, Trustees of the Ohlen Family Trust	ITC Midwest LLC	10/05/20	20-4447
63	IA	BENTON	ELECTRIC LINE EASEMENT	10/26/18	Jon C. Creamer, Trustee of the Byorth Farm Trust; and Jon C. Creamer, Trustee, Trust for Maryann Schultz created under the Harvey R. Schultz Revocable Trust and the Edna Schultz Revocable Trust, both dated April 7, 1983	ITC Midwest LLC	10/05/20	20-4448
64	IA	BENTON	ACCESS EASEMENT	01/14/19	Cora F. Schoenfelder, a Single Person	ITC Midwest LLC	11/04/20	20-4935
65	IA	BENTON	ELECTRIC LINE EASEMENT	01/11/19	John C. Niebuhr and Donna Niebuhr, Husband and Wife; Steven E. Niebuhr and Vicki Niebuhr, Husband and Wife; Mark R. Niebuhr and Diane Niebuhr, Husband and Wife; Paul D. Niebuhr and Lisa Niebuhr, Husband and Wife; and Sheryl L. Niebuhr as Trustee of the Sheryl L. Niebuhr Trust Under Declaration dated February 7, 2013	ITC Midwest LLC	11/04/20	20-4937
66	IA	BENTON	ELECTRIC LINE EASEMENT	09/11/18	Henry G. Siek, Inc.	ITC Midwest LLC	11/04/20	20-4938
67	IA	BENTON	ELECTRIC LINE EASEMENT	05/13/20	Wade A. Hennings and Daphne Hennings, Husband and Wife	ITC Midwest LLC	01/19/21	21-0283
68	IA	BENTON	ELECTRIC LINE EASEMENT	05/09/19	Ted McAndrews and Linda McAndrews a/k/a Lyn McAndrews, Husband and Wife	ITC Midwest LLC	01/19/21	21-0282
69	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	01/03/20	Zedaka Land and Cattle Company, L.P.	ITC Midwest LLC	01/19/21	21-0280
70	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	05/10/21	Richard E. Tharp and Lory L. Tharp, Husband and Wife	ITC Midwest LLC	06/02/21	21-2718
71	IA	BENTON	ELECTRIC LINE EASEMENT	09/08/21	James D. Prichard, a Single Person	ITC Midwest LLC	09/28/21	21-5031
72	IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	09/13/21	Eric D. Wickwire a/k/a Eric David Wickwire and Janeen M. Wickwire a/k/a Janeen Marie Wickwire, Husband and Wife	ITC Midwest LLC	10/08/21	21-5237

	A	B	C	D	E	F	G	H
73	IA	BENTON	GUY AND ANCHOR EASEMENT	09/13/21	Eric D. Wickwire a/k/a Eric David Wickwire and Janeen M. Wickwire a/k/a Janeen Marie Wickwire, Husband and Wife	ITC Midwest LLC	10/08/21	21-5254
74	IA	BOONE	ELECTRIC LINE EASEMENT	05/08/18	James W. Pollard and Suella Pollard Trust U/T/A	ITC Midwest LLC	02/15/21	210729
75	IA	BOONE	OVERHANG EASEMENT	05/15/18	Jerome L. Behn and Dennise M. Behn, Husband and Wife	ITC Midwest LLC	2/15/21	210730
76	IA	BOONE	ELECTRIC LINE EASEMENT	04/27/18	Gary D. Osweiler and Sueann A. Osweiler, Husband and Wife	ITC Midwest LLC	02/15/21	210732
77	IA	BOONE	ELECTRIC LINE EASEMENT	05/01/18	Nittobo America Inc.	ITC Midwest LLC	02/15/21	210733
78	IA	BOONE	OVERHANG EASEMENT	09/26/18	Mar-Jo Farms Corp.	ITC Midwest LLC	02/15/21	210734
79	IA	BOONE	OVERHANG EASEMENT	09/26/18	T & J Land, Inc.; Tracy L. Busch and Joyce R. Busch, Husband and Wife; Mar-Jo Farms Corp.; and Marty S. Busch and Jody L. Busch, Husband and Wife	ITC Midwest LLC	02/15/21	210735
80	IA	BOONE	OVERHANG EASEMENT	05/01/18	Douglas W. Johnson and Monika J. Johnson, Husband and Wife	ITC Midwest LLC	02/15/21	210736
81	IA	BOONE	OVERHANG EASEMENT	10/24/18	Kristine A. Johansen a/k/a Kristine Ann Johansen and William W. Martin, Wife and Husband; Lisa M. Johansen a/k/a Lisa Margaret Johansen and James Sullivan, Wife and Husband; and Mette L. Johansen a/k/a Mette Linnae Johansen, a Single Person	ITC Midwest LLC	02/15/21	210737
82	IA	BOONE	ELECTRIC LINE EASEMENT	05/11/18	W. Dewell Hollingsworth and Maureen M. Hollingsworth, Husband and Wife	ITC Midwest LLC	02/15/21	210738
83	IA	BOONE	ELECTRIC LINE EASEMENT	05/11/18	Camp Courageous of Iowa Foundation	ITC Midwest LLC	02/15/21	210739
84	IA	BOONE	OVERHANG EASEMENT	04/26/18	Archie Bell, a Single Person	ITC Midwest LLC	02/15/21	210740
85	IA	BOONE	OVERHANG EASEMENT	09/26/18	Madilyn Busch, a Single Person; and Madilyn Busch, a Single Person, a life estate with remainder interest to Marty Busch and Jody L. Busch, Husband and Wife	ITC Midwest LLC	02/15/21	210741
86	IA	BOONE	ELECTRIC LINE EASEMENT	05/14/18	Burdean A. Braunschweig and Gloria J. Braunschweig, Husband and Wife	ITC Midwest LLC	02/23/21	210889
87	IA	BOONE	ELECTRIC LINE EASEMENT	06/28/18	Alec Palmitier and Jeana Palmitier, Husband and Wife	ITC Midwest LLC	03/18/21	211424
88	IA	BOONE	OVERHANG EASEMENT	05/21/18	Joseph E. Schaumburg and Miranda Schaumburg, Husband and Wife	ITC Midwest LLC	03/18/21	211423
89	IA	BOONE	ELECTRIC LINE EASEMENT	05/30/18	Alan W. Newman and Glennda R. Newman, Husband and Wife	ITC Midwest LLC	03/18/21	211422
90	IA	BOONE	ELECTRIC LINE EASEMENT	02/06/19	Timothy S. Shannon and Julie A. Shannon, Husband and Wife	ITC Midwest LLC	03/18/21	211421
91	IA	BOONE	ELECTRIC LINE EASEMENT	05/16/18	Daniel N. Thomas and Darlene R. Thomas a/k/a Darlene Thomas, Husband and Wife	ITC Midwest LLC	03/18/21	211416
92	IA	BOONE	ELECTRIC LINE EASEMENT	01/25/19	Janice E. Woodlund a/k/a Janice E. Johnsen and Ronald D. Johnsen, Wife and Husband	ITC Midwest LLC	03/18/21	211417
93	IA	BOONE	OVERHANG EASEMENT	03/15/21	West Central Cooperative n/k/a Landus Cooperative, an Iowa cooperative association	ITC Midwest LLC	03/25/21	211536
94	IA	BOONE	OVERHANG EASEMENT	07/19/21	Outdoor Solutions, LLC	ITC Midwest LLC	08/05/21	213976
95	IA	BOONE	ELECTRIC LINE EASEMENT	05/15/18	Bradley Scott Talbert and Brenda L. Talbert, Husband and Wife	ITC Midwest LLC	09/01/21	214421
96	IA	BOONE	OVERHANG EASEMENT	08/09/21	Maureen M. Hollingsworth, a Single Person	ITC Midwest LLC	09/01/21	214420

	A	B	C	D	E	F	G	H
97	IA	BOONE	ELECTRIC LINE EASEMENT	08/18/21	Boone County, Iowa	ITC Midwest LLC	09/09/21	214568
98	IA	BOONE	OVERHANG EASEMENT	02/19/19	Madrid Home for the Aging, Madrid, Boone County Iowa, f/k/a Iowa Lutheran Home for the Aged of Madrid, its successors, heirs, executors and assigns	ITC Midwest LLC	10/04/21	214958
99	IA	BOONE	OVERHANG EASEMENT	07/31/18	Brian E. Crise and Pamela J. Crise, Husband and Wife	ITC Midwest LLC	10/04/21	214959
100	IA	BOONE	ELECTRIC LINE EASEMENT	04/09/19	Sharon Winter, a Single Person; and Janice E. Johnsen and Ronald D. Johnsen, Wife and Husband	ITC Midwest LLC	10/04/21	214960
101	IA	BOONE	OVERHANG EASEMENT	03/08/19	Steven J. Galetich and Jana L. Galetich, Husband and Wife; and Kyle Galetich and Lisa A. Galetich, Husband and Wife	ITC Midwest LLC	10/04/21	214974
102	IA	BOONE	ELECTRIC LINE EASEMENT	05/14/18	Cory Fisher and Julie K. Fisher, Husband and Wife	ITC Midwest LLC	10/04/21	214975
103	IA	BOONE	OVERHANG EASEMENT	09/26/18	Marty S. Busch and Jody L. Busch, Husband and Wife; and C.B. Acres, Inc.	ITC Midwest LLC	11/05/21	215629
104	IA	BOONE	OVERHANG EASEMENT	06/11/18	RO-JA, Corp.	ITC Midwest LLC	11/05/21	215630
105	IA	BOONE	OVERHANG EASEMENT	09/06/18	Bobby G. Harkins and Kristi R. Harkins, Husband and Wife	ITC Midwest LLC	11/19/21	215896
106	IA	BOONE	OVERHANG EASEMENT	06/21/18	Armando Alberti, Jr. and Laura Alberti, Husband and Wife	ITC Midwest LLC	11/19/21	215897
107	IA	BOONE	OVERHANG EASEMENT	05/16/18	Faye D. Erickson, as Trustee of the Dale and Faye Erickson Revocable Trust	ITC Midwest LLC	11/19/21	215898
108	IA	BOONE	ELECTRIC LINE EASEMENT	01/17/19	Lorena V. Buhrman, a Single Person, Life Estate; and Diana K. Carmichael a/k/a Diane K. Carmichael and Douglas A. Carmichael, Wife and Husband	ITC Midwest LLC	11/19/21	215899
109	IA	BOONE	ELECTRIC LINE EASEMENT	02/21/19	John R. Martin and Barbara A. Martin, Husband and Wife	ITC Midwest LLC	11/19/21	215900
110	IA	BOONE	ELECTRIC LINE EASEMENT	05/31/18	Jason J. Elswick and Kathryn L. Elswick, Husband and Wife	ITC Midwest LLC	11/19/21	215895
111	IA	BOONE	ELECTRIC LINE EASEMENT	01/16/19	Lorena V. Buhrman, a Single Person, Life Estate; and Jana L. Galetich and Steven J. Galetich, Wife and Husband	ITC Midwest LLC	11/24/21	215981
112	IA	BOONE	OVERHANG EASEMENT	02/13/19	Steven J. Troyer and Amie L. Troyer, Husband and Wife	ITC Midwest LLC	11/24/21	215980
113	IA	CERRO GORDO	MEMORANDUM OF OPTION	10/29/21	Jack I. Sutcliffe and Rosella M. Sutcliffe, Husband and Wife; and Gary C. Sutcliffe and Donna E. Sutcliffe, Husband and Wife	ITC Midwest LLC	12/22/21	2021-9737
114	IA	CERRO GORDO	MEMORANDUM OF OPTION	10/29/21	Jack I. Sutcliffe and Rosella M. Sutcliffe, Husband and Wife; and Gary C. Sutcliffe and Donna E. Sutcliffe, a/k/a Donna J. Sutcliffe, Husband and Wife	ITC Midwest LLC	12/22/21	2021-9738
115	IA	CERRO GORDO	MEMORANDUM OF OPTION	02/23/22	Indianhead Farms, Inc.	ITC Midwest LLC	04/20/22	2022-2144
116	IA	CERRO GORDO	MEMORANDUM OF OPTION	03/16/22	E & D Acres, LC	ITC Midwest LLC	04/20/22	2022-2145
117	IA	CERRO GORDO	MEMORANDUM OF OPTION	03/31/22	Jack I. Sutcliffe and Rosella M. Sutcliffe, Husband and Wife; and Gary C. Sutcliffe and Donna E. Sutcliffe, Husband and Wife	ITC Midwest LLC	05/09/22	2022-2555

	A	B	C	D	E	F	G	H
118	IA	CERRO GORDO	MEMORANDUM OF OPTION	03/31/22	Jack I. Sutcliffe and Rosella M. Sutcliffe, Husband and Wife; and Gary C. Sutcliffe and Donna E. Sutcliffe, Husband and Wife	ITC Midwest LLC	05/09/22	2022-2556
119	IA	CHICKASAW	WARRANTY DEED	09/28/21	Chickasaw Wind Energy Center LLC, a Delaware limited liability company	ITC Midwest LLC	09/30/21	2021-2214
120	IA	CLAYTON	ELECTRIC LINE EASEMENT	12/12/18	Leila Hefel, a Single Person	ITC Midwest LLC	06/17/20	2020R02134
121	IA	CLAYTON	AMENDED AND RESTATED EASEMENT AGREEMENT	05/24/19	Mississippi Valley Effigy Mounds, L.C.	ITC Midwest LLC	06/17/20	2020R02135
122	IA	CLAYTON	ELECTRIC LINE EASEMENT	05/02/19	TPF Real Estate, LLC, an Iowa limited liability company	ITC Midwest LLC	06/17/20	2020R02128
123	IA	CLAYTON	ELECTRIC LINE EASEMENT	08/15/18	Charles F. Ploessl and Heidi A. Ploessl, Husband and Wife	ITC Midwest LLC	06/17/20	2020R02126
124	IA	CLAYTON	ELECTRIC LINE EASEMENT	08/15/18	Charles F. Ploessl and Heidi A. Ploessl, Husband and Wife	ITC Midwest LLC	06/17/20	2020R02124
125	IA	CLAYTON	ELECTRIC LINE EASEMENT	08/07/18	Marvin A. Errthum a/k/a Marvin Errthum and Patricia J. Errthum a/k/a Patricia Errthum, Husband and Wife	ITC Midwest LLC	06/17/20	2020R02123
126	IA	CLAYTON	ELECTRIC LINE EASEMENT	05/06/19	Dale Ludovissy, Robin Ludovissy, Neal Ludovissy, Terrence Ludovissy, Dawn Ferguson, and Denise Grafft as Co-Trustees of the Madonna L. Ludovissy Trust, dated this 30th day of March, 2013	ITC Midwest LLC	09/21/20	2020R03718
127	IA	CLAYTON	ELECTRIC LINE EASEMENT	10/22/18	Joann P. Settle n/k/a Joann P. Potter, a Single Person	ITC Midwest LLC	09/21/20	2020R03723
128	IA	CLAYTON	ELECTRIC LINE EASEMENT	04/05/18	Rodney N. Errthum and Karen Errthum, Husband and Wife	ITC Midwest LLC	09/21/20	2020R03725
129	IA	CLAYTON	ELECTRIC LINE EASEMENT	05/09/18	James M. Akers and Lynda L. Akers, Husband and Wife	ITC Midwest LLC	09/21/20	2020R03726
130	IA	CLAYTON	ELECTRIC LINE EASEMENT	05/03/19	Dale Ludovissy, Robin Ludovissy, Neal Ludovissy, Terrence Ludovissy, Dawn Ferguson, and Denise Grafft as Co-Trustees of the Madonna L. Ludovissy Trust, dated this 30th day of March, 2013	ITC Midwest LLC	09/21/20	2020R03717
131	IA	CLAYTON	ELECTRIC LINE EASEMENT	08/29/18	Arlene Saeugling, a Single Person	ITC Midwest LLC	09/21/20	2020R03721
132	IA	CLAYTON	ELECTRIC LINE EASEMENT	05/16/19	Kenneth Gebhardt and Sharmyn Gebhardt, Husband and Wife	ITC Midwest LLC	9/21/20	2020R03722
133	IA	CLAYTON	ELECTRIC LINE EASEMENT	07/17/18	Daniel A. Kowalski, Trustee of the Daniel A. Kowalski Trust; and Jayme Wilhelm and Stephanie Wilhelm, Husband and Wife	ITC Midwest LLC	09/21/20	2020R03724
134	IA	CLAYTON	ELECTRIC LINE EASEMENT	05/08/18	Arthur Willie and Julie Willie, Husband and Wife	ITC Midwest LLC	09/24/20	2020R03867
135	IA	CLAYTON	ELECTRIC LINE EASEMENT	05/17/18	Gerald A. Kennicker and Karen K. Kennicker, Husband and Wife	ITC Midwest LLC	09/24/20	2020R03868
136	IA	CLAYTON	ELECTRIC LINE EASEMENT	04/18/18	Patrick Wachendorf and Cindy Wachendorf, Husband and Wife	ITC Midwest LLC	09/24/20	2020R03869
137	IA	CLAYTON	ELECTRIC LINE EASEMENT	05/03/19	Clyde Gebhardt and Donna Gebhardt, Husband and Wife	ITC Midwest LLC	09/24/20	2020R03870
138	IA	CLAYTON	ELECTRIC LINE EASEMENT	04/30/18	Jeremy Greve and Katie Greve, Husband and Wife	ITC Midwest LLC	09/28/20	2020R03891
139	IA	CLAYTON	ELECTRIC LINE EASEMENT	05/24/18	Menachem M. Weiss and Bella Weiss, Husband and Wife	ITC Midwest LLC	09/28/20	2020R03907
140	IA	CLAYTON	ELECTRIC LINE EASEMENT	05/24/18	Thomas C. Vogt, Sr. and Shirley Vogt, Husband and Wife	ITC Midwest LLC	09/28/20	2020R03908
141	IA	CLAYTON	ELECTRIC LINE EASEMENT	10/25/18	Timothy Allan Vogt, a Single Person	ITC Midwest LLC	09/28/20	2020R03906

	A	B	C	D	E	F	G	H
142	IA	CLAYTON	ELECTRIC LINE EASEMENT	12/17/18	Robert Jaeger, a Single Person; Catherine Jaeger a/k/a Catherine Bechtel, a Single Person; Donna White and Jeffrey White, Wife and Husband; and Ronald Joeger and Gina Jaeger, Husband and Wife	ITC Midwest LLC	09/28/20	2020R03905
143	IA	CLAYTON	ELECTRIC LINE EASEMENT	09/23/20	Marvin A. Errthum and Patricia J. Errthum, Husband and Wife	ITC Midwest LLC	10/22/20	2020R04267
144	IA	CLAYTON	ELECTRIC LINE EASEMENT	1/14/21	Joseph A. Goebel as Trustee of the Joseph A. Goebel Revocable Trust dated June 3, 2013; and Mary F. Goebel as Trustee of the Mary F. Goebel Revocable Trust dated June 3, 2013	ITC Midwest LLC	02/16/21	2021R00693
145	IA	CLAYTON	MEMORANDUM OF OPTION	02/21/21	Mississippi Valley Effigy Mounds, L.C., an Iowa limited liability company	ITC Midwest LLC	03/09/21	2021R00988
146	IA	CLAYTON	ELECTRIC LINE EASEMENT	02/22/21	Interstate Power and Light Company, an Iowa Corporation	ITC Midwest LLC	03/18/21	2021R01100
147	IA	CLAYTON	AMENDED AND RESTATED EASEMENT AGREEMENT	04/23/21	Daniel L. Martins and Coleen D. Martins, Husband and Wife	ITC Midwest LLC	05/20/21	2021R02091
148	IA	CLAYTON	ELECTRIC LINE EASEMENT	09/18/19	Ham-O-Lot Farms, Inc.	ITC Midwest LLC	05/27/21	2021R02170
149	IA	CLAYTON	ELECTRIC LINE EASEMENT	09/26/19	Brian A. Meyer, a Single Person; and Nicholas N. Meyer and Elsie M. Meyer, Husband and Wife	ITC Midwest LLC	06/02/21	2021R02249
150	IA	CLINTON	AMENDED AND RESTATED EASEMENT AGREEMENT	05/26/20	Laurence P. Witt, Jr. and Judith Lynn Wiese n/k/a Judith L. Witt, Husband and Wife	ITC Midwest LLC	06/22/20	2020-04865
151	IA	CLINTON	GUY AND ANCHOR EASEMENT	05/26/20	Laurence P. Witt, Jr. and Judith Lynn Wiese n/k/a Judith L. Witt, Husband and Wife	ITC Midwest LLC	06/22/20	2020-04866
152	IA	CLINTON	AMENDED AND RESTATED EASEMENT AGREEMENT	06/13/20	Joseph A. Gandrup and Sharon R. Gandrup, Husband and Wife	ITC Midwest LLC	07/06/20	2020-05388
153	IA	CLINTON	GUY AND ANCHOR EASEMENT	06/13/20	Joseph A. Gandrup and Sharon R. Gandrup, Husband and Wife	ITC Midwest LLC	07/06/20	2020-05389
154	IA	CLINTON	ELECTRIC LINE EASEMENT	02/07/22	J & M Realty Holdings, LLC, an Iowa Limited Liability Company	ITC Midwest LLC	02/23/22	2022-01314
155	IA	DALLAS	OVERHANG EASEMENT	03/22/18	Helen L. Robinson, a Single Person	ITC Midwest LLC	06/02/20
156	IA	DALLAS	OVERHANG EASEMENT	04/02/18	Bill Chas Kempf and Judith M. Kempf, Husband and Wife	ITC Midwest LLC	06/02/20
157	IA	DALLAS	OVERHANG EASEMENT	04/02/18	Bill Chas Kempf a/k/a Bill C. Kempf and Judith M. Kempf, Husband and Wife	ITC Midwest LLC	06/02/20
158	IA	DALLAS	ELECTRIC LINE EASEMENT	05/29/18	Carl Stukenholtz and Kay L. Stukenholtz, Husband and Wife	ITC Midwest LLC	06/02/20
159	IA	DALLAS	OVERHANG EASEMENT	06/26/18	C & R Ag Investments, Inc.	ITC Midwest LLC	06/02/20
160	IA	DALLAS	ELECTRIC LINE EASEMENT	03/02/18	The Donavon L. Durbin and Carolyn K. Durbin Revocable Living Trust, dated February 1, 2013	ITC Midwest LLC	06/05/20
161	IA	DALLAS	ELECTRIC LINE EASEMENT	02/23/18	Martin G. McCarthy Revocable Living Trust	ITC Midwest LLC	08/04/20
162	IA	DALLAS	OVERHANG EASEMENT	05/31/18	Bryan Family Farms, LLC	ITC Midwest LLC	08/05/20
163	IA	DALLAS	VEGETATION MANAGEMENT EASEMENT	07/24/18	Deke E. Gliem and Marilyn P. Gliem, Husband and Wife	ITC Midwest LLC	08/18/20
164	IA	DALLAS	OVERHANG EASEMENT	07/06/18	Martin W. Terrill and Pamela K. Terrill, Husband and Wife	ITC Midwest LLC	08/18/20
165	IA	DALLAS	OVERHANG EASEMENT	05/15/18	Martin W. Terrill and Pamela K. Terrill, Husband and Wife	ITC Midwest LLC	08/18/20
166	IA	DALLAS	UNDERGROUND ELECTRIC LINE EASEMENT	06/03/19	Javier Hernandez and Araceli Hernandez, Husband and Wife	ITC Midwest LLC	09/30/20

	A	B	C	D	E	F	G	H
167	IA	DALLAS	ELECTRIC LINE EASEMENT	04/10/18	Gary Repp a/k/a Gary L. Repp and Bobbi D. Repp, Husband and Wife	ITC Midwest LLC	09/30/20
168	IA	DALLAS	OVERHANG EASEMENT	08/30/18	G. Robert Sackett, as Trustee of the Geo. H. Sackett Trust No. 2; G. Robert Sackett and Ann B. Sackett, Husband and Wife; and Thomas W. Sackett as Trustee of the Thomas W. Sackett Trust dated 8-16-93	ITC Midwest LLC	09/30/20
169	IA	DALLAS	UNDERGROUND ELECTRIC LINE EASEMENT	08/30/18	G. Robert Sackett, as Trustee of the Geo. H. Sackett Trust No. 2; G. Robert Sackett and Ann B. Sackett, Husband and Wife; and Thomas W. Sackett as Trustee of the Thomas W. Sackett Trust dated 8-16-93	ITC Midwest LLC	09/30/20
170	IA	DALLAS	OVERHANG EASEMENT	02/27/18	Lowell F. Sheehy, a Single Person	ITC Midwest LLC	09/30/20
171	IA	DALLAS	UNDERGROUND ELECTRIC LINE EASEMENT	06/20/18	Martin W. Terrill and Pamela K. Terrill, Husband and Wife	ITC Midwest LLC	09/30/20
172	IA	DALLAS	OVERHANG EASEMENT	05/15/18	Martin W. Terrill and Pamela K. Terrill, Husband and Wife	ITC Midwest LLC	09/30/20
173	IA	DALLAS	ELECTRIC LINE EASEMENT	01/16/19	Billy Devilbiss and Patricia Devilbiss, Husband and Wife	ITC Midwest LLC	01/06/21
174	IA	DALLAS	ELECTRIC LINE EASEMENT	03/23/18	Kaye Don Rickels, or successors, as Trustee of the Kaye Don Rickels Trust under agreement dated February 18, 2010	ITC Midwest LLC	01/06/21
175	IA	DALLAS	ELECTRIC LINE EASEMENT	03/27/18	Randy C. Bronnenberg, a Single Person	ITC Midwest LLC	01/06/21
176	IA	DALLAS	ELECTRIC LINE EASEMENT	04/24/18	Iowa Conservation Commission	ITC Midwest LLC	01/06/21
177	IA	DALLAS	OVERHANG EASEMENT	03/26/19	Tyson Fresh Meats, Inc., f/k/a IBP, inc.	ITC Midwest LLC	01/06/21
178	IA	DALLAS	ELECTRIC LINE EASEMENT	03/07/18	Jon S. Peters and Susan K. Peters, Husband and Wife (Contract Sellers); and Scott Hughes and Kelsey Hughes, Husband and Wife (Contract Buyers)	ITC Midwest LLC	01/06/21
179	IA	DALLAS	ELECTRIC LINE EASEMENT	08/10/18	Andrew Rumley and Allison Rumley, Husband and Wife	ITC Midwest LLC	01/06/21
180	IA	DALLAS	ELECTRIC LINE EASEMENT	02/08/18	Matthew M. Leber and April D. Leber, Husband and Wife	ITC Midwest LLC	01/06/21
181	IA	DALLAS	GUY AND ANCHOR EASEMENT	07/05/18	Javier Hernandez and Araceli Hernandez, Husband and Wife	ITC Midwest LLC	01/06/21
182	IA	DALLAS	GUY AND ANCHOR EASEMENT	04/02/18	Bill Chas Kempf a/k/a Bill C. Kempf and Judith M. Kempf, Husband and Wife	ITC Midwest LLC	01/06/21
183	IA	DALLAS	OVERHANG EASEMENT	05/09/18	Charles Seibert and Norma Seibert, Husband and Wife	ITC Midwest LLC	01/25/21
184	IA	DALLAS	OVERHANG EASEMENT	05/30/18	Karen Henson, Norma Seibert, and Gary Friedrichsen, Trustees of the Eugene Friedrichsen Descendants' Single Trust under agreement dated November 3, 2011	ITC Midwest LLC	01/25/21
185	IA	DALLAS	OVERHANG EASEMENT	05/17/18	William G. Scot and Joyce A. Scott, Husband and Wife	ITC Midwest LLC	01/25/21
186	IA	DALLAS	OVERHANG EASEMENT	05/08/18	William O. Bullock and Kay E. Bullock, Husband and Wife	ITC Midwest LLC	01/25/21
187	IA	DALLAS	OVERHANG EASEMENT	05/15/18	LeMar Koethe and Jennifer Koethe, Husband and Wife	ITC Midwest LLC	01/25/21

	A	B	C	D	E	F	G	H
188	IA	DALLAS	OVERHANG EASEMENT	11/21/19	Conaway Family Farms, L.L.C., an Iowa limited liability company	ITC Midwest LLC	02/23/21
189	IA	DALLAS	OVERHANG EASEMENT	07/23/18	Terri A. Godwin, a Single Person	ITC Midwest LLC	02/23/21
190	IA	DALLAS	OVERHANG EASEMENT	06/22/18	C and R Ag. Investments, Inc.	ITC Midwest LLC	03/18/21
191	IA	DALLAS	OVERHANG EASEMENT	07/11/18	Eugene J. O'Malley Trust	ITC Midwest LLC	03/18/21
192	IA	DALLAS	OVERHANG EASEMENT	07/30/18	Midwest Oilseeds, Inc.	ITC Midwest LLC	03/18/21
193	IA	DALLAS	OVERHANG EASEMENT	08/29/18	Xenia Rural Water District	ITC Midwest LLC	03/18/21
194	IA	DALLAS	OVERHANG EASEMENT	08/29/18	Xenia Rural Water District	ITC Midwest LLC	03/18/21
195	IA	DALLAS	VEGETATION MANAGEMENT EASEMENT	07/30/18	Van Houweling Property, LLC	ITC Midwest LLC	03/18/21
196	IA	DALLAS	OVERHANG EASEMENT	08/01/18	Mitchell L. Halligan and Taylor A. Halligan, Husband and Wife	ITC Midwest LLC	08/13/21
197	IA	DALLAS	VEGETATION MANAGEMENT EASEMENT	12/02/18	Van Houweling Property, LLC	ITC Midwest LLC	08/18/21
198	IA	DALLAS	OVERHANG EASEMENT	10/21/18	Salvador Mezquitan a/k/a Salvador Mesquitan Salcedo, a Single Person	ITC Midwest LLC	08/18/21
199	IA	DALLAS	ELECTRIC LINE EASEMENT	03/02/19	Steven Magnani, as Trustee of the F. William Beckwith Revocable Land Trust Dated May 8, 2018	ITC Midwest LLC	08/24/21
200	IA	DALLAS	OVERHANG EASEMENT	05/31/18	Michael E. Hansen Stephanie L. Hansen, Husband and Wife	ITC Midwest LLC	09/01/21
201	IA	DALLAS	OVERHANG EASEMENT	08/01/18	Eric Peterson and Betsy Peterson, Husband and Wife	ITC Midwest LLC	11/19/21
202	IA	DALLAS	VEGETATION MANAGEMENT EASEMENT	08/28/18	M&M Broadcasting, Inc.	ITC Midwest LLC	11/19/21
203	IA	DALLAS	VEGETATION MANAGEMENT EASEMENT	05/31/18	Mark Van Houweling, a Single Person	ITC Midwest LLC	11/19/21
204	IA	DALLAS	OVERHANG EASEMENT	08/21/18	Kelly A. Dennis, a Single Person	ITC Midwest LLC	11/19/21
205	IA	DALLAS	OVERHANG EASEMENT	08/13/18	Triple J of Ankeny, LLC, a/k/a Triple J of Ankeny, L.C.	ITC Midwest LLC	11/19/21
206	IA	DALLAS	OVERHANG EASEMENT	08/13/18	Triple J of Ankeny, LLC, a/k/a Triple J of Ankeny, L.C.	ITC Midwest LLC	11/19/21
207	IA	DALLAS	VEGETATION MANAGEMENT EASEMENT	12/02/18	Van Houweling Property, LLC	ITC Midwest LLC	11/19/21
208	IA	DALLAS	OVERHANG EASEMENT	05/22/18	Jennifer Clausen and Jason Clausen, Wife and Husband	ITC Midwest LLC	11/22/21
209	IA	DALLAS	OVERHANG EASEMENT	08/30/18	Jennifer Enriquez, a Single Person	ITC Midwest LLC	12/29/21
210	IA	DALLAS	GUY AND ANCHOR EASEMENT	03/07/19	Eugene J. O'Malley Trust	ITC Midwest LLC	12/29/21
211	IA	DALLAS	OVERHANG EASEMENT	07/11/18	Eugene J. O'Malley Trust	ITC Midwest LLC	01/13/22
212	IA	DES MOINES	MEMORANDUM OF OPTION	06/19/20	Mediapolis Education Foundation, an Iowa non-profit corporation	ITC Midwest LLC	08/13/20	2020-004175
213	IA	DES MOINES	MEMORANDUM OF OPTION	07/01/20	Four B Farms, Inc.	ITC Midwest LLC	09/02/20	2020-004637
214	IA	DES MOINES	MEMORANDUM OF OPTION	06/12/20	Nancy's Farms, LLC, an Iowa Limited Liability Company	ITC Midwest LLC	09/02/20	2020-04638
215	IA	DES MOINES	MEMORANDUM OF OPTION	06/12/20	Arlene E. Wright and Jeanette K. Proenneke, Co-Trustees of the Stella L. Ward Trust created by Court Order dated October 15, 2010, filed October 19, 2010, in the Office of the Des Moines County Clerk of Court	ITC Midwest LLC	09/02/20	2020-04650

	A	B	C	D	E	F	G	H
216	IA	DES MOINES	ELECTRIC LINE EASEMENT	04/14/20	Franklin Land LLLP	ITC Midwest LLC	07/06/21	2021-004066
217	IA	DES MOINES	ELECTRIC LINE EASEMENT	03/05/20	Christopher Rhoads, a Single Person	ITC Midwest LLC	07/06/21	2021-004063
218	IA	DES MOINES	OVERHANG EASEMENT	06/01/20	Janice Jensen a/k/a Janice Frownfelter Jense and Harold G. Jensen, Wife and Husband	ITC Midwest LLC	07/06/21	2021-004065
219	IA	DES MOINES	ELECTRIC LINE EASEMENT	05/19/20	Jordan T. Mohr and Shannon M. Mohr, Husband and Wife	ITC Midwest LLC	07/06/21	2021-004064
220	IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	11/26/19	Robert D. Tyner and Carmen Tyner, Husband and Wife	ITC Midwest LLC	07/19/21	2021-004300
221	IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	11/25/19	Joseph C. Eberhardt, Jr. and Ruby A. Eberhardt, Husband and Wife	ITC Midwest LLC	07/19/21	2021-004302
222	IA	DES MOINES	ELECTRIC LINE EASEMENT	01/06/20	John E. Modrell and Elizabeth A. Modrell, Husband and Wife	ITC Midwest LLC	07/19/21	2021-004301
223	IA	DES MOINES	ELECTRIC LINE EASEMENT	12/02/19	Nicholas Beschorner and Jennifer Beschorner, Husband and Wife	ITC Midwest LLC	07/19/21	2021-004305
224	IA	DES MOINES	ELECTRIC LINE EASEMENT	12/04/19	William J. Thele, a Single Person	ITC Midwest LLC	07/19/21	2021-004306
225	IA	DES MOINES	ELECTRIC LINE EASEMENT	12/03/19	Brian Abel and Anne M. Abel, Husband and Wife	ITC Midwest LLC	07/19/21	2021-004307
226	IA	DES MOINES	ELECTRIC LINE EASEMENT	12/03/19	David L. Getchell, a Single Person	ITC Midwest LLC	07/19/21	2021-004308
227	IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	11/26/19	Dean Taeger and Jo Ann Taeger, Husband and Wife	ITC Midwest LLC	07/19/21	2021-004309
228	IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	11/27/19	David Housman, a Single Person	ITC Midwest LLC	07/21/21	2021-004351
229	IA	DES MOINES	ELECTRIC LINE EASEMENT	12/03/19	Donald W. Mathews and Cynthia Mathews, Husband and Wife	ITC Midwest LLC	07/21/21	2021-004352
230	IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	06/24/21	PaJuGaTy Farms, LLC	ITC Midwest LLC	07/21/21	2021-004353
231	IA	DES MOINES	OVERHANG EASEMENT	01/12/21	Virginia L. Oberman and Carroll I. Oberman, Wife and Husband	ITC Midwest LLC	07/21/21	2021-004349
232	IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	12/17/19	Trustee of The Douglas A. Krieger & Cynthia S. Krieger Revocable Trust	ITC Midwest LLC	07/21/21	2021-004350
233	IA	DES MOINES	MEMORANDUM OF OPTION	08/04/21	Carol A. Brandt, a Single Person	ITC Midwest LLC	09/01/21	2021-005327
234	IA	DES MOINES	MEMORANDUM OF OPTION	08/05/21	Jay R. Hamann and Nancy D. Hamann, Husband and Wife	ITC Midwest LLC	09/01/21	2021-005328
235	IA	DES MOINES	MEMORANDUM OF OPTION	08/25/21	Michael Huppenbauer a/k/a Michael E. Huppenbauer and Linda Huppenbauer a/k/a Linda M. Huppenbauer	ITC Midwest LLC	09/28/21	2021-005893
236	IA	DES MOINES	MEMORANDUM OF OPTION	09/09/21	Wayne D. Scott and Madeleine C. Scott, Husband and Wife	ITC Midwest LLC	10/01/21	2021-005957
237	IA	DES MOINES	MEMORANDUM OF OPTION	09/02/21	Edward Leroy Murphy a/k/a Edward L. Murphy, a Single Person; and Beverly Joyce Murphy a/k/a Beverly Murphy, a Single Person	ITC Midwest LLC	10/01/21	2021-005959
238	IA	DES MOINES	MEMORANDUM OF OPTION	09/13/21	United States Gypsum Company, an Illinois Corporation	ITC Midwest LLC	10/08/21	2021-006099
239	IA	DES MOINES	MEMORANDUM OF OPTION	09/13/21	United States Gypsum Company, an Illinois Corporation	ITC Midwest LLC	10/08/21	2021-006100
240	IA	DES MOINES	MEMORANDUM OF OPTION	09/27/21	Wayne L. Ertzinger a/k/a Wayne Lee Ertzinger, a Single Person	ITC Midwest LLC	10/27/21	2021-006440
241	IA	DES MOINES	MEMORANDUM OF OPTION	09/22/21	Woodward Family LLLP, an Iowa limited liability limited partnership (Contract Seller); and Peter Klees and Lisa Klees, Husband and Wife (Contract Buyers)	ITC Midwest LLC	10/27/21	2021-006441

	A	B	C	D	E	F	G	H
242	IA	DES MOINES	MEMORANDUM OF OPTION	09/22/21	Roger J. Krieger and Janet L. Krieger, Husband and Wife	ITC Midwest LLC	10/27/21	2021-006442
243	IA	DES MOINES	MEMORANDUM OF OPTION	09/22/21	Roger J. Krieger and Janet L. Krieger, Husband and Wife	ITC Midwest LLC	10/27/21	2021-006443
244	IA	DES MOINES	MEMORANDUM OF OPTION	10/14/21	Donald E. Breuer and Ericka B. Breuer, Husband and Wife; and Ronald E. Breuer and Anne M. Breuer, Husband and Wife	ITC Midwest LLC	10/27/21	2021-006444
245	IA	DES MOINES	MEMORANDUM OF OPTION	10/14/21	Donald E. Breuer and Ericka B. Breuer, Husband and Wife; and Ronald E. Breuer and Anne M. Breuer, Husband and Wife	ITC Midwest LLC	10/27/21	2021-006447
246	IA	DES MOINES	MEMORANDUM OF OPTION	10/14/21	Donald E. Breuer and Ericka B. Breuer, Husband and Wife	ITC Midwest LLC	10/27/21	2021-006446
247	IA	DES MOINES	MEMORANDUM OF OPTION	10/14/51	Richard D. Meyer and Tracie M. Meyer, Husband and Wife	ITC Midwest LLC	10/27/21	2021-006445
248	IA	DES MOINES	GUY AND ANCHOR EASEMENT	08/19/21	Wright Heritage, Inc., an Iowa corporation	ITC Midwest LLC	11/03/21	2021-006614
249	IA	DES MOINES	MEMORANDUM OF OPTION	10/07/21	Ronald Dean Wooldridge and Alice Doreen Wooldridge, Husband and Wife	ITC Midwest LLC	11/15/21	2021-006811
250	IA	DES MOINES	MEMORANDUM OF OPTION	10/20/21	Joshua R. Caffrey, a Single Person	ITC Midwest LLC	11/15/21	2021-006812
251	IA	DES MOINES	MEMORANDUM OF OPTION	10/20/21	Wanda L. Sandberg Revocable Trust Agreement dated March 8, 2021	ITC Midwest LLC	11/15/21	2021-006815
252	IA	DES MOINES	MEMORANDUM OF OPTION	10/25/21	Donald W. Eversmeyer, Trustee of the Donald W. and Sharon E. Eversmeyer Trust; James E. Miller, a Single Person; and G.V.M. Corporation	ITC Midwest LLC	11/15/21	2021-006818
253	IA	DES MOINES	MEMORANDUM OF OPTION	10/20/21	Donald E. Breuer and Ericka B. Breuer, Husband and Wife; and Ronald E. Breuer and Anne M. Breuer, Husband and Wife	ITC Midwest LLC	11/19/21	2021-006947
254	IA	DES MOINES	MEMORANDUM OF OPTION	11/03/21	Danny A. Lange, a Single Person	ITC Midwest LLC	12/21/21	2021-007551
255	IA	DES MOINES	MEMORANDUM OF OPTION	11/03/21	Rita M. Miller, a Single Person; and Patricia Ann Jones, Trustee Under Last Will and Testament of Clarence Gerald Miler a/k/a C. Gerald Miller	ITC Midwest LLC	12/21/21	2021-007553
256	IA	DES MOINES	MEMORANDUM OF OPTION	11/10/21	Wayne L. Ertzinger a/k/a Wayne Lee Ertzinger, a Single Person	ITC Midwest LLC	12/21/21	2021-007554
257	IA	DES MOINES	MEMORANDUM OF OPTION	11/10/21	Michael J. Rupp and Melissa A. Rupp f/k/a Meissa A. Spitz, Husband and Wife	ITC Midwest LLC	12/21/21	2021-007555
258	IA	DES MOINES	MEMORANDUM OF OPTION	11/23/21	Ronald W. Johnson and Pamela S. Johnson, Husband and Wife	ITC Midwest LLC	12/21/21	2021-007550
259	IA	DES MOINES	MEMORANDUM OF OPTION	12/20/21	Kevin A. Holtkamp, a Single Person	ITC Midwest LLC	01/26/22	2022-000472
260	IA	DES MOINES	MEMORANDUM OF OPTION	03/29/22	Nancy's Farms, LLC an Iowa Limited Liability Company	ITC Midwest LLC	04.21.22	2022-002077
261	IA	DES MOINES	MEMORANDUM OF OPTION	03/28/22	Arlene E. Wright and Jeanette K. Proenneke, Co-Trustees of the Stella L. Ward Trust created by Court Order dated October 15, 2010, filed October 19, 2010, in the Office of the Des Moines County Clerk of Court	ITC Midwest LLC	04/21/22	2022-002075
262	IA	DES MOINES	MEMORANDUM OF OPTION	04/04/22	Dale E. Edmonds, a Single Person; Patrick D. Edmonds and Julie A. Edmonds, Husband and Wife; and Alan S. Edmonds and Jolene A. Edmonds, Husband and Wife	ITC Midwest LLC	05/27/22	2022-002833

	A	B	C	D	E	F	G	H
263	IA	DUBUQUE	ELECTRIC LINE EASEMENT	03/19/19	AAA Pork LLC	ITC Midwest LLC	06/17/20	202000008428
264	IA	DUBUQUE	ELECTRIC LINE EASEMENT	03/02/19	John L. Hoeger and Debra Hoeger, Husband and Wife; Jeffrey P. Hoeger and Jill Hoeger, Husband and Wife; and James M. Hoeger and Maricelle Pinto Tomas, Husband and Wife	ITC Midwest LLC	06/17/20	202000008422
265	IA	DUBUQUE	ELECTRIC LINE EASEMENT	04/03/18	Raymond J. Sclarmann, Jr. as Trustee of the Raymond J. Schlarmann, Jr. Trust dated April 27,1996 and Marlene M. Schlarmann as Trustee of the Marlene M. Schlarmann Trust dated April 27,1996	ITC Midwest LLC	06/17/20	202000008417
266	IA	DUBUQUE	ELECTRIC LINE EASEMENT	04/24/18	Leon F. Kluesner and Zelda K. Kluesner, Husband and Wife	ITC Midwest LLC	06/17/20	202000008416
267	IA	DUBUQUE	VEGETATION MANAGEMENT EASEMENT	05/02/18	John J. Hoefler, a Married Person	ITC Midwest LLC	08/27/20	202000012740
268	IA	DUBUQUE	ELECTRIC LINE EASEMENT	08/06/18	Kenneth J. Steffen and Cindy R. Steffen, Husband and Wife	ITC Midwest LLC	08/27/20	202000012741
269	IA	DUBUQUE	ELECTRIC LINE EASEMENT	05/23/18	Donna K. Prier and Lial Prier, Wife and Husband; and Karla A. Meis, a Single Person	ITC Midwest LLC	08/27/20	202000012743
270	IA	DUBUQUE	ELECTRIC LINE EASEMENT	11/13/19	Steven Langel and Dee Langel, Husband and Wife; Daniel Langel, a Single Person; and Sherry Hayes and Robert Hayes, Wife and Husband	ITC Midwest LLC	08/27/20	202000012747
271	IA	DUBUQUE	ELECTRIC LINE EASEMENT	04/03/18	John G. Hoefler, a Single Person	ITC Midwest LLC	08/27/20	202000012748
272	IA	DUBUQUE	VEGETATION MANAGEMENT EASEMENT	04/24/18	Leon F. Kluesner and Zelda K. Kluesner, Husband and Wife	ITC Midwest LLC	08/27/20	202000012750
273	IA	DUBUQUE	ELECTRIC LINE EASEMENT	08/07/18	Terry Joe Steffen and Sally M. Steffen, Husband and Wife	ITC Midwest LLC	08/27/20	202000012751
274	IA	DUBUQUE	ELECTRIC LINE EASEMENT	08/07/18	Wayne L. Steffen and Janice L. Steffen, Husband and Wife	ITC Midwest LLC	08/27/20	202000012753
275	IA	DUBUQUE	ELECTRIC LINE EASEMENT	08/07/18	Wayne L. Steffen and Janice L. Steffen, Husband and Wife; and Terry J. Steffen and Sally M. Steffen, Husband and Wife	ITC Midwest LLC	08/27/20	202000012754
276	IA	DUBUQUE	ELECTRIC LINE EASEMENT	03/19/19	Jerome J. Riniker and Julie A. Riniker, Husband and Wife	ITC Midwest LLC	08/27/20	202000012755
277	IA	DUBUQUE	VEGETATION MANAGEMENT EASEMENT	04/05/18	Dale A. Ries and Karen T. Ries, Husband and Wife	ITC Midwest LLC	08/27/20	202000012756
278	IA	DUBUQUE	ELECTRIC LINE EASEMENT	12/27/18	Stanley Joseph Steffen and Linda Lou Steffen, Husband and Wife	ITC Midwest LLC	08/28/20	202000012881
279	IA	DUBUQUE	VEGETATION MANAGEMENT EASEMENT	08/07/18	Howard W. Steffen and Darlene D. Steffen, Husband and Wife	ITC Midwest LLC	08/28/20	202000012882
280	IA	DUBUQUE	ELECTRIC LINE EASEMENT	12/06/18	Steven Jerome Hoeger and Naomi M. Hoeger, Husband and Wife	ITC Midwest LLC	08/28/20	202000012884
281	IA	DUBUQUE	VEGETATION MANAGEMENT EASEMENT	06/13/18	Dolores A. Gaul, a Single Person; and Dolores A. Gaul as Executor of the Estate of Lawrence J. Gaul	ITC Midwest LLC	08/28/20	202000012885
282	IA	DUBUQUE	VEGETATION MANAGEMENT EASEMENT	11/13/19	Steven Langel and Dee Langel, Husband and Wife; Daniel Langel, a Single Person; and Sherry Hayes and Robert Hayes, Wife and Husband	ITC Midwest LLC	08/28/20	202000012886
283	IA	DUBUQUE	VEGETATION MANAGEMENT EASEMENT	08/07/18	Terry Joe Steffen and Sally M. Steffen, Husband and Wife	ITC Midwest LLC	08/28/20	202000012887

	A	B	C	D	E	F	G	H
284	IA	DUBUQUE	ELECTRIC LINE EASEMENT	10/22/18	Joann P. Potter as Trustee of the Catherine Steffen 2015 Revocable Trust	ITC Midwest LLC	09/01/20	202000013092
285	IA	DUBUQUE	ELECTRIC LINE EASEMENT	04/12/18	RJ Family Farms, LLC, an Iowa limited liability company	ITC Midwest LLC	09/01/20	202000013091
286	IA	DUBUQUE	ELECTRIC LINE EASEMENT	10/22/18	Joann P. Potter as Trustee of the Catherine Steffen 2015 Revocable Trust	ITC Midwest LLC	09/03/20	202000013331
287	IA	DUBUQUE	ELECTRIC LINE EASEMENT	01/08/21	Richard R. Deutmeyer and Helen M. Deutmeyer, Husband and Wife (CONTRACT SELLERS); and Michael Deutmeyer and Julie Deutmeyer, Husband and Wife (CONTRACT BUYERS)	ITC Midwest LLC	02/16/21	202100002586
288	IA	DUBUQUE	ELECTRIC LINE EASEMENT	1/14/21	Joseph A. Goebel as Trustee of the Joseph A. Goebel Revocable Trust dated June 3, 2013; and Mary F. Goebel as Trustee of the Mary F. Goebel Revocable Trust dated June 3, 2013	ITC Midwest LLC	02/16/21	202100002589
289	IA	DUBUQUE	ELECTRIC LINE EASEMENT	01/08/21	Richard R. Deutmeyer and Helen M. Deutmeyer, Husband and Wife, Life Estate; and Michael Deutmeyer and Julie Deutmeyer, Husband and Wife	ITC Midwest LLC	02/18/21	202100002670
290	IA	DUBUQUE	FIRST AMENDMENT TO ELECTRIC LINE EASEMENT	10/07/21	Raymond J. Sclarmann, Jr. as Trustee of the Raymond J. Schlarmann, Jr. Trust dated April 27,1996 and Marlene M. Schlarmann as Trustee of the Marlene M. Schlarmann Trust dated April 27,1996	ITC Midwest LLC	11/12/21	202100018679
291	IA	FAYETTE	AMENDED AND RESTATED EASEMENT AGREEMENT	07/10/20	Timothy L. Butikofer and Kathy Jo Butikofer, Husband and Wife	ITC Midwest LLC	08/13/20	2020 2478
292	IA	FAYETTE	AMENDED AND RESTATED EASEMENT AGREEMENT	06/24/20	Lynda J. Potratz, a Single Person; and Elsa L. Potratz, a Single Person	ITC Midwest LLC	08/13/20	2020 2479
293	IA	GREENE	GUY AND ANCHOR EASEMENT	06/19/20	Scranton Manufacturing Company Inc.	ITC Midwest LLC	07/09/20	2020-1258
294	IA	GREENE	UNDERGROUND ELECTRIC LINE EASEMENT	07/07/20	Kelly D. Rice and Rebecca A. Rice a/k/a Rebecca Ann Rice, Husband and Wife	ITC Midwest LLC	07/29/20	2020-1363
295	IA	GREENE	OVERHANG EASEMENT	01/23/19	Donald R. Gibson as Trustee of the Donald R. Gibson Revocable Trust Dated September 22, 2015	ITC Midwest LLC	01/07/22	2022-0051
296	IA	GREENE	OVERHANG EASEMENT	04/16/19	GM Hunter Ag, Inc., an Iowa Corporation	ITC Midwest LLC	01/07/22	2022-0052
297	IA	GREENE	OVERHANG EASEMENT	01/25/19	Craig R. Peterson and Lois A. Peterson, Husband and Wife	ITC Midwest LLC	01/07/22	2022-0053
298	IA	GREENE	OVERHANG EASEMENT	02/26/19	Gerald H. Venteicher and Eunice J. Venteicher, Husband and Wife	ITC Midwest LLC	01/07/22	2022-0054
299	IA	GREENE	OVERHANG EASEMENT	02/26/19	Gerald H. Venteicher and Eunice J. Venteicher, Husband and Wife	ITC Midwest LLC	01/07/22	2022-0063
300	IA	GREENE	OVERHANG EASEMENT	02/01/19	Hunter Iowa Farms, Inc., an Iowa Corporation	ITC Midwest LLC	01/07/22	2022-0056
301	IA	GREENE	OVERHANG EASEMENT	04/16/19	Hunter Greene Ag, Inc., an Iowa Corporation	ITC Midwest LLC	01/07/22	2022-0057
302	IA	GREENE	OVERHANG EASEMENT	04/16/19	Hunter Greene Ag, Inc., an Iowa Corporation	ITC Midwest LLC	01/07/22	2022-0065
303	IA	GREENE	OVERHANG EASEMENT	03/11/19	Sherwood L. Hoyle and Jeanne K. Hoyle n/k/a Jean Kay Hoyle, Husband and Wife	ITC Midwest LLC	01/07/22	2022-0058
304	IA	GREENE	OVERHANG EASEMENT	03/28/19	Charles J. Holden as Trustee of the Charles J. Holden Revocable Trust December 29, 2013	ITC Midwest LLC	01/07/22	2022-0059

	A	B	C	D	E	F	G	H
305	IA	GREENE	OVERHANG EASEMENT	02/25/19	Dale W. Hoyt and Linda Hoyt, Husband and Wife; Andrew R. Hoyt and Angie Hoyt, Husband and Wife	ITC Midwest LLC	01/07/22	2022-0060
306	IA	GREENE	OVERHANG EASEMENT	07/30/19	Viola V. Kunce and Jerral E. Kunce, Wife and Husband, a life estate; Diane E. Bebb and David Bebb, Wife and Husband, a life estate; Dione L. Cornelius and Tom Cornelius, Wife and Husband, a life estate; Lois H. Flath and Craig Flath, Wife and Husband, a life estate; Jason J. Kunce, a Single Person; Amanda Kolf and Mitch Kolf, Wife and Husband; Andrea Packer and Alec W. Packer, Wife and Husband; Daniel Bebb, a Single Person; Duane Bebb and Rachel Bebb, Husband and Wife; Donald Bebb and Breanne Bebb, Husband and Wife; and Becky Cornelius, a Single Person	ITC Midwest LLC	01/07/22	2022-0061
307	IA	GREENE	OVERHANG EASEMENT	04/01/19	Lois E. Norris, a Single Person	ITC Midwest LLC	01/07/22	2022-0062
308	IA	GREENE	OVERHANG EASEMENT	02/01/19	Kathryn D. Hunter and Richard N. Hunter, Wife and Husband	ITC Midwest LLC	01/07/22	2022-0064
309	IA	GREENE	OVERHANG EASEMENT	02/08/19	Wayne E. Brown and Phyllis L. Brown, Husband and Wife	ITC Midwest LLC	01/07/22	2022-0066
310	IA	GREENE	ELECTRIC LINE EASEMENT	02/13/19	C and R Ag. Investments, Inc., an Iowa corporation	ITC Midwest LLC	01/07/22	2022-0071
311	IA	GREENE	OVERHANG EASEMENT	02/13/19	C and R Ag. Investments, Inc., an Iowa corporation	ITC Midwest LLC	01/07/22	2022-0072
312	IA	GREENE	OVERHANG EASEMENT	12/09/19	Lavern Schmidt Family Farms, L.P.	ITC Midwest LLC	01/07/22	2022-0073
313	IA	GREENE	OVERHANG EASEMENT	02/22/19	Dawn Shepherd, a Single Person	ITC Midwest LLC	01/07/22	2022-0074
314	IA	GREENE	OVERHANG EASEMENT	03/01/19	Dennis Ray Wailes and Leannah Chloie Wailes, Husband and Wife	ITC Midwest LLC	01/07/22	2022-0055
315	IA	GREENE	OVERHANG EASEMENT	10/30/19	John J. Shirbroun and Nancy Shirbroun, Husband and Wife	ITC Midwest LLC	01/12/22	2022-0113
316	IA	GREENE	OVERHANG EASEMENT	04/26/19	Donna K. Carlson, Trustee of the Donna K. Carlson Trust dated January 12, 2005; Lance Carlson and Rachel D. Carlson, Husband and Wife; and Angela Carlson and Tim DeByl, Wife and Husband	ITC Midwest LLC	01/12/22	2022-0114
317	IA	GREENE	OVERHANG EASEMENT	07/01/19	Richard C. Boone and Mary Anne Boone, Co-Trustees of The Boone Family Trust dated October 31, 1991, as amended and restated in its entirety September 25, 2013	ITC Midwest LLC	01/12/22	2022-0115
318	IA	GREENE	OVERHANG EASEMENT	11/04/19	Lynnie Lucy Corporation, an Iowa corporation	ITC Midwest LLC	01/12/22	2022-0118
319	IA	GREENE	OVERHANG EASEMENT	11/27/19	Martha E. Wolf a/k/a Martha Wolf, a Single Person; Martha E. Wolf, as Administrator of the Estate of David W. Wolf; Jennifer M. Dahl and Michael T. Dahl, Wife and Husband; and Kerry R. Weston, a Single Person	ITC Midwest LLC	01/12/22	2022-0119
320	IA	GREENE	OVERHANG EASEMENT	01/23/19	Kim J. Bates and Sherry A. Bates, as Trustees of the Kim and Sherry Bates Revocable Trust, Dated March 26, 1998	ITC Midwest LLC	01/12/22	2022-0120
321	IA	GREENE	OVERHANG EASEMENT	01/09/20	Gerald William Doubler and Ann Luther Doubler, Trustees, or their successors in interest, of the Doubler Living Trust dated June 23, 2016, and any amendments thereto	ITC Midwest LLC	01/19/22	2022-0146

	A	B	C	D	E	F	G	H
322	IA	GREENE	OVERHANG EASEMENT	05/22/19	Rebecca Walker a/k/a Rebecca Wolf and David Wolf, Wife and Husband	ITC Midwest LLC	01/19/22	2022-0147
323	IA	GREENE	ELECTRIC LINE EASEMENT	10/07/19	Randy S. Winkelman and Kim L. Winkelman, Husband and Wife	ITC Midwest LLC	01/19/22	2022-0148
324	IA	GREENE	OVERHANG EASEMENT	02/05/19	Marland Acres, Inc.	ITC Midwest LLC	01/19/22	2022-0149
325	IA	GREENE	OVERHANG EASEMENT	01/30/20	Cheryl A. Christensen and Glen Christensen, Wife and Husband	ITC Midwest LLC	01/19/22	2022-0150
326	IA	GREENE	OVERHANG EASEMENT	05/23/19	Julie Rae Parker and Sheryl Dee Bartling, Trustees of the Revocable Trust of Mary Raedeen Manor	ITC Midwest LLC	01/24/22	2022-0180
327	IA	GREENE	ELECTRIC LINE EASEMENT	08/15/18	Kelly D. Rice and Rebecca A. Rice a/k/a Rebecca Ann Rice, Husband and Wife	ITC Midwest LLC	01/26/22	2022-0195
328	IA	GREENE	ELECTRIC LINE EASEMENT	08/15/18	Kathryn R. Rice, a Single Person	ITC Midwest LLC	01/26/22	2022-0196
329	IA	GREENE	OVERHANG EASEMENT	01/07/19	Arare Farms Ltd., an Iowa corporation	ITC Midwest LLC	01/28/22	2022-0222
330	IA	GREENE	ELECTRIC LINE EASEMENT	10/18/18	Granite Farms IV, LLC, an Iowa Limited Liability Company	ITC Midwest LLC	01/28/22	2022-0223
331	IA	GREENE	OVERHANG EASEMENT	08/16/18	Joan M. Harbaugh a/k/a Joan Harbaugh, a Single Person	ITC Midwest LLC	01/28/22	2022-0225
332	IA	GREENE	OVERHANG EASEMENT	02/26/19	Dean Kidney, a Single Person; and Patricia Elwood and Steven Elwood, Wife and Husband	ITC Midwest LLC	01/28/22	2022-0227
333	IA	GREENE	OVERHANG EASEMENT	10/05/18	Bruce E. Youngblood and Amy L. Youngblood, Husband and Wife	ITC Midwest LLC	01/28/22	2022-0226
334	IA	GREENE	OVERHANG EASEMENT	08/15/18	William J. Clarke, Jr. and Jane R. Clarke, Husband and Wife	ITC Midwest LLC	02/04/22	2022-0265
335	IA	GREENE	OVERHANG EASEMENT	08/30/18	Stephen F. Hupp and Nancy M. Hupp, Husband and Wife	ITC Midwest LLC	02/04/22	2022-0269
336	IA	GREENE	OVERHANG EASEMENT	03/20/19	Scot A. Miller and Carolee Miller, Husband and Wife; Thyrza Ann Miller n/k/a Thyrza Holland and Terry J. Holland, Wife and Husband; John F. Miller, a Single Person; Paul T. Miller and Karen Miller, Husband and Wife; and Douglas E. Hawn, a Single Person	ITC Midwest LLC	02/04/22	2022-0273
337	IA	GREENE	ELECTRIC LINE EASEMENT	08/14/18	Dennis D. Murphy and Terry Lynn Murphy, Husband and Wife	ITC Midwest LLC	02/04/22	2022-0275
338	IA	GREENE	OVERHANG EASEMENT	09/28/18	Rueter Farms, Inc.	ITC Midwest LLC	02/04/22	2022-0276
339	IA	GREENE	GUY AND ANCHOR EASEMENT	12/06/18	Kelly D. Rice and Rebecca A. Rice a/k/a Rebecca Ann Rice, Husband and Wife	ITC Midwest LLC	02/09/22	2022-0298
340	IA	GREENE	OVERHANG EASEMENT	02/26/19	Kidney Farms, Inc.	ITC Midwest LLC	02/09/22	2022-0299
341	IA	GREENE	GUY AND ANCHOR EASEMENT	12/12/18	Arare Farms Ltd., an Iowa corporation	ITC Midwest LLC	02/09/22	2022-0301
342	IA	GREENE	ELECTRIC LINE EASEMENT	05/12/20	GM Hunter Ag, Inc., an Iowa Corporation	ITC Midwest LLC	02/09/22	2022-0300
343	IA	GREENE	ELECTRIC LINE EASEMENT	04/13/20	Lynele Farms, Inc., an Iowa Corporation	ITC Midwest LLC	02/09/22	2022-0302
344	IA	GREENE	OVERHANG EASEMENT	01/07/19	Majestic Farms, an Iowa general partnership	ITC Midwest LLC	02/16/22	2022-0346
345	IA	GREENE	OVERHANG EASEMENT	01/03/19	Doug A. Brown, a Single Person	ITC Midwest LLC	02/16/22	2022-0340
346	IA	GREENE	GUY AND ANCHOR EASEMENT	12/05/18	Doug A. Brown, a Single Person	ITC Midwest LLC	02/16/22	2022-0339
347	IA	GREENE	ELECTRIC LINE EASEMENT	09/26/18	Dennis D. Murphy and Terry Lynn Murphy, Husband and Wife	ITC Midwest LLC	02/16/22	2022-0341
348	IA	GREENE	OVERHANG EASEMENT	03/05/19	Kidney Farms, Inc.	ITC Midwest LLC	02/16/22	2022-0345
349	IA	GREENE	OVERHANG EASEMENT	10/17/18	John Beltz, a Single Person	ITC Midwest LLC	02/16/22	2022-0344

	A	B	C	D	E	F	G	H
350	IA	GREENE	GUY AND ANCHOR EASEMENT	12/12/18	Majestic Farms, an Iowa general partnership	ITC Midwest LLC	02/22/22	2022-0359
351	IA	GREENE	OVERHANG EASEMENT	09/25/18	Edmund Gose a/k/a Edmund L. Gose, a Single Person	ITC Midwest LLC	02/22/22	2022-0356
352	IA	GREENE	OVERHANG EASEMENT	09/25/18	Michele Hardin and Lynn Hardin, Wife and Husband; Ruth A. Tullis and John L. Tullis, Wife and Husband; and Lynele Farms, Inc., an Iowa Corporation	ITC Midwest LLC	02/22/22	2022-0357
353	IA	GREENE	OVERHANG EASEMENT	09/19/18	Kathleen J. Wittfoth a/k/a Kathleen Wittfoth, a Single Person	ITC Midwest LLC	02/22/22	2022-0358
354	IA	GREENE	OVERHANG EASEMENT	10/19/18	William P. Schulze, a Single Person	ITC Midwest LLC	02/23/22	2022-0369
355	IA	GREENE	ELECTRIC LINE EASEMENT	09/11/18	Patrick Murphy and Karen Murphy, Husband and Wife	ITC Midwest LLC	02/23/22	2022-0370
356	IA	GREENE	OVERHANG EASEMENT	10/05/18	Bruce E. Youngblood and Amy L. Youngblood, Husband and Wife	ITC Midwest LLC	02/23/22	2022-0372
357	IA	GREENE	OVERHANG EASEMENT	08/14/19	Fey Farms, Inc.	ITC Midwest LLC	02/23/22	2022-0373
358	IA	GREENE	ELECTRIC LINE EASEMENT	09/05/18	Bruce Klahn and Regina Klahn, Husband and Wife	ITC Midwest LLC	02/23/22	2022-0374
359	IA	GREENE	OVERHANG EASEMENT	11/07/18	John A. Beltz a/k/a John Beltz, a Single Person	ITC Midwest LLC	02/23/22	2022-0371
360	IA	GREENE	ELECTRIC LINE EASEMENT	08/30/18	Ruby Stevens; and Kenneth Stevens and Sheila Stevens	ITC Midwest LLC	04/08/22	2022-0646
361	IA	GREENE	OVERHANG EASEMENT	10/25/18	Doug Christian, LLC, an Iowa limited liability company	ITC Midwest LLC	04/08/22	2022-0647
362	IA	GREENE	OVERHANG EASEMENT	09/25/18	Greene County, Iowa	ITC Midwest LLC	04/08/22	2022-0648
363	IA	GREENE	OVERHANG EASEMENT	09/13/18	Linda J. Hedges, Trustee of Linda J. Hedges Trust; and Randy D. Hedges, Trustee of Randy D. Hedges Trust	ITC Midwest LLC	04/08/22	2022-0649
364	IA	GREENE	OVERHANG EASEMENT	08/13/18	Karen Maxine Malen and Marlo M. Malen; and Kevin D. Whitver, Trustee of The Kevin D. Whitver Revocable Trust Agreement Dated August 22, 2003 and any amendments thereto	ITC Midwest LLC	04/08/22	2022-0650
365	IA	GREENE	GUY AND ANCHOR EASEMENT	12/06/18	Bruce Klahn and Regina Klahn, Husband and Wife	ITC Midwest LLC	04/13/22	2022-0673
366	IA	GREENE	MEMORANDUM OF OPTION	03/30/22	Mark Williams and Kortni Williams, Husband and Wife	ITC Midwest LLC	05/03/22	2022-0818
367	IA	GREENE	MEMORANDUM OF OPTION	04/29/22	Karl Citurs as Trustee of the Karl Citurs Revocable Trust	ITC Midwest LLC	05/24/22	2022-0936
368	IA	GREENE	ELECTRIC LINE EASEMENT	05/09/22	Ironman, LLC	ITC Midwest LLC	05/27/22	2022-0963
369	IA	GUTHRIE	OVERHANG EASEMENT	06/15/18	Beverly J. Palermo as Successor Trustee of the Darwin D. Belding Trust dated March 11, 1994; Beverly J. Palermo, Trustee of the Palermo Family Revocable Trust Dated May 28, 2004; and Ronald J. Conn, Trustee of the R. J. Conn Trust	ITC Midwest LLC	05/13/20	2020-1121
370	IA	GUTHRIE	OVERHANG EASEMENT	04/18/18	Harlan H. Dreessen and Teri Dreessen, Husband and Wife	ITC Midwest LLC	05/13/20	2020-1122
371	IA	GUTHRIE	OVERHANG EASEMENT	03/19/18	Jeffrey L. Bauer and Kimberly A. Bauer, Husband and Wife	ITC Midwest LLC	05/14/20	2020-1136
372	IA	GUTHRIE	OVERHANG EASEMENT	03/19/18	Linda K. Bauer, a Single Person	ITC Midwest LLC	05/14/20	2020-1135
373	IA	GUTHRIE	ELECTRIC LINE EASEMENT	04/26/18	Life Estate in Eileen Bonker and John Bonker, Wife and Husband; and Remainder interest in Aaron Bonker and Kalynn S. Bonker, Husband and Wife; Darrell Bonker, a Single Person; JoeAnn Bonker n/k/a JoeAnn Watlington an John Watlington, Wife and Husband; Kristi Bonker n/k/a Kristi Kastner and James Kastner, Wife and Husband; and Kandy Alborn n/k/a Kandy Putz and Dennis Putz, Wife and Husband	ITC Midwest LLC	05/14/20	2020-1134

	A	B	C	D	E	F	G	H
374	IA	GUTHRIE	OVERHANG EASEMENT	03/08/18	William P. Tighe and Mary J. Tighe, Husband and Wife	ITC Midwest LLC	05/27/20	2020-1252
375	IA	GUTHRIE	OVERHANG EASEMENT	03/05/18	Michael J. Tighe and Gretchen E. Tighe, Husband and Wife	ITC Midwest LLC	05/27/20	2020-1253
376	IA	GUTHRIE	ELECTRIC LINE EASEMENT	05/29/18	C & R Ag Investment, Inc., a/k/a C & R Ag Investments, Inc.	ITC Midwest LLC	05/27/20	2020-1254
377	IA	GUTHRIE	ELECTRIC LINE EASEMENT	05/29/18	C & R Ag Investment, Inc., a/k/a C & R Ag Investments, Inc.	ITC Midwest LLC	05/27/20	2020-1254
378	IA	GUTHRIE	ELECTRIC LINE EASEMENT	05/29/18	Carl Stukenholtz and Kay L. Stukenholtz, Husband and Wife	ITC Midwest LLC	06/02/20	2020-1313
379	IA	GUTHRIE	VEGETATION MANAGEMENT EASEMENT	05/15/18	Chapman Brothers, LLC	ITC Midwest LLC	01/06/21	2020-0053
380	IA	GUTHRIE	GUY AND ANCHOR EASEMENT	04/17/18	Scott McClellan and Teresa L. McClellan, Husband and Wife; and Michael F. McClellan and Teresa A. McClellan, Husband and Wife; and Gayle J. McClellan, a Single Person	ITC Midwest LLC	01/06/21	2021-0051
381	IA	GUTHRIE	GUY AND ANCHOR EASEMENT	04/17/18	Gayle McClellan, a Single Person	ITC Midwest LLC	01/06/21	2021-0052
382	IA	GUTHRIE	OVERHANG EASEMENT	03/22/19	Carol Ann Vigdal and Larry Vigdal, Wife and Husband; James Wagner and Carol Wagner, Husband and Wife; Cynthia Schoning and Mike Schoning, Wife and Husband; and Mary Jo Brandt and Kevin Brandt, Wife and Husband	ITC Midwest LLC	01/12/22	2022-0121
383	IA	GUTHRIE	OVERHANG EASEMENT	02/26/19	Kidney Farms, Inc.	ITC Midwest LLC	01/12/22	2022-0122
384	IA	GUTHRIE	OVERHANG EASEMENT	03/26/19	B & C Partnership	ITC Midwest LLC	01/12/22	2022-0123
385	IA	GUTHRIE	OVERHANG EASEMENT	03/20/19	Debra S. Pope and Steve Pope, Wife and Husband; Patricia A. Bognanno and David Bognanno, Wife and Husband; Michael F. McClellan and Teresa A. McClellan, Husband and Wife; Scott E. McClellan and Teresa L. McClellan, Husband and Wife; and Gayle J. McClellan, a Single Person, Life Estate	ITC Midwest LLC	01/12/22	2022-0124
386	IA	GUTHRIE	OVERHANG EASEMENT	07/02/19	Randy Bielenberg, a Single Person; Donald Bielenberg and Sheryl Bielenberg, Husband and Wife; Daniel Bielenberg and Cindy Bielenberg, Husband and Wife; and Cindy Bielenberg, a Single Person	ITC Midwest LLC	01/13/22	2022-0130
387	IA	GUTHRIE	OVERHANG EASEMENT	02/19/20	Carstens & Sons Farm	ITC Midwest LLC	01/13/22	2022-0131
388	IA	GUTHRIE	OVERHANG EASEMENT	03/18/19	Thomas Acres LLC, an Iowa limited liability company	ITC Midwest LLC	01/19/22	2022-0209
389	IA	GUTHRIE	OVERHANG EASEMENT	04/11/19	Thomas N. Crosier, a Single Person	ITC Midwest LLC	01/19/22	2022-0210
390	IA	GUTHRIE	ELECTRIC LINE EASEMENT	01/21/20	Thomas N. Crosier, a Single Person	ITC Midwest LLC	01/19/22	2022-0211
391	IA	GUTHRIE	OVERHANG EASEMENT	02/12/19	Jerry L. Clark and Terry A. Clark, Husband and Wife	ITC Midwest LLC	01/19/22	2022-0212

	A	B	C	D	E	F	G	H
392	IA	GUTHRIE	OVERHANG EASEMENT	06/03/19	City of Coon Rapids, Iowa	ITC Midwest LLC	01/19/22	2022-0213
393	IA	GUTHRIE	OVERHANG EASEMENT	04/18/19	Carol Deal Eilers and David Eilers, Wife and Husband; and Donna Lee Deardorff and Kevin Deardorff, Wife and Husband; and Kathleen Deal Hauge and Mark Hauge, Wife and Husband	ITC Midwest LLC	01/19/22	2022-0214
394	IA	HAMILTON	OVERHANG EASEMENT	09/21/21	The Federated United Church of Christ of Jewell, Iowa	ITC Midwest LLC	09/28/21	2021-2728
395	IA	HAMILTON	ELECTRIC LINE EASEMENT	10/28/21	Hamilton County, Iowa	ITC Midwest LLC	12/27/21	2021 3708
396	IA	HAMILTON	ELECTRIC LINE EASEMENT	10/28/21	Hamilton County, Iowa	ITC Midwest LLC	12/27/21	2021 3707
397	IA	HAMILTON	ELECTRIC LINE EASEMENT	12/17/21	Mary Christine Neyens, Trustee of the Marilyn Noreen Fausch Trust, uti July 16, 2016	ITC Midwest LLC	01/05/22	2022 50
398	IA	HENRY	AMENDED AND RESTATED EASEMENT AGREEMENT	12/16/19	Melissa Kettler and Christopher Kettler, Wife and Husband	ITC Midwest LLC	07/16/21
399	IA	HENRY	AMENDED AND RESTATED EASEMENT AGREEMENT	04/29/20	Flint Creek Acres Limited	ITC Midwest LLC	07/21/21
400	IA	HENRY	AMENDED AND RESTATED EASEMENT AGREEMENT	01/22/20	Douglas A. Kirkpatrick and Patricia Gail Kirkpatrick, Husband and Wife	ITC Midwest LLC	07/21/21
401	IA	HENRY	MEMORANDUM OF OPTION	07/13/21	Michelle Laree Bentler, Trustee of the Darrell Eugene Schenk Trust dated November 13, 2012	ITC Midwest LLC	08/02/21
402	IA	HENRY	MEMORANDUM OF OPTION	07/13/21	Michelle Laree Bentler, Trustee of the Darrell Eugene Schenk Trust dated November 13, 2012	ITC Midwest LLC	08/02/21
403	IA	HENRY	MEMORANDUM OF OPTION	07/07/21	Randall Keith Kongable and Linda Jo Kongable, Husband and Wife	ITC Midwest LLC	08/02/21
404	IA	HENRY	MEMORANDUM OF OPTION	07/13/21	Wilma Oberman LLC, an Iowa Limited Liability Company	ITC Midwest LLC	08/02/21
405	IA	HENRY	MEMORANDUM OF OPTION	07/28/21	Page Kepper a/k/a Page A. Kepper and Terry C. Cornick, Wife and Husband	ITC Midwest LLC	08/24/21
406	IA	HENRY	MEMORANDUM OF OPTION	07/27/21	JBJ Farms, LLLP	ITC Midwest LLC	08/24/21
407	IA	HENRY	MEMORANDUM OF OPTION	08/11/21	E.T.A. Farms, Inc., a Colorado corporation	ITC Midwest LLC	09/01/21
408	IA	HENRY	MEMORANDUM OF OPTION	08/11/21	Remick Farms, Inc.	ITC Midwest LLC	09/01/21
409	IA	HENRY	MEMORANDUM OF OPTION	08/11/21	Remick Farms, Inc.	ITC Midwest LLC	09/01/21
410	IA	HENRY	MEMORANDUM OF OPTION	08/11/21	Robert G. Parcell and Janis E. Parcell as Trustees of the Robert G. Parcell and Janis E. Parcell Trust Agreement Dated December 20, 2018	ITC Midwest LLC	09/10/21
411	IA	HENRY	MEMORANDUM OF OPTION	09/08/21	Jason Remick and Lindsay Remick, Husband and Wife	ITC Midwest LLC	09/28/21
412	IA	HENRY	MEMORANDUM OF OPTION	09/08/21	Charles J. Gaeta, a Single Person	ITC Midwest LLC	09/29/21
413	IA	HENRY	MEMORANDUM OF OPTION	09/09/21	Scott Kongable and Jennifer J. Kongable, Husband and Wife; and Stefanie Kongable Skroch and Mark D. Skroch, Wife and Husband	ITC Midwest LLC	10/27/21
414	IA	HENRY	MEMORANDUM OF OPTION	01/20/22	Chad L. Venghaus and Ashlei N. Venghaus, Husband and Wife	ITC Midwest LLC	02/24/22
415	IA	HOWARD	ELECTRIC LINE EASEMENT	05/28/21	Dorothy P. Vrba Revocable Trust	ITC Midwest LLC	07/12/21	2021-1315
416	IA	IOWA	WARRANTY DEED	04/30/20	Donald A. Mews, also known as Donald Arthur Mews, and Velma M. Mews, Husband and Wife	ITC Midwest LLC	05/08/20
417	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	09/12/18	Micah D. Schnebbe and Julie A. Schnebbe, Husband and Wife	ITC Midwest LLC	08/20/20	2731
418	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	01/26/19	Dale W. Folkmann and Sandra S. Folkmann, Husband and Wife	ITC Midwest LLC	08/20/20	2730

	A	B	C	D	E	F	G	H
419	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	10/12/18	William Dean Wyant and Rona L. Wyant, Husband and Wife	ITC Midwest LLC	08/20/20	2729
420	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	12/13/18	Cynthia S. Grimm a/k/a Cindy Grimm and Vicki Grimm, a Married Couple	ITC Midwest LLC	08/20/20	2725
421	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	10/08/18	Charleen Disterhoft, a Single Person	ITC Midwest LLC	08/20/20	2724
422	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	10/08/18	Charleen Disterhoft, a Single Person	ITC Midwest LLC	08/20/20	2724
423	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	10/08/18	Charleen Disterhoft, a Single Person	ITC Midwest LLC	08/20/20	2724
424	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	10/08/18	Charleen Disterhoft, a Single Person	ITC Midwest LLC	08/20/20	2724
425	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	11/29/18	Lance R. Olson, a Single Person	ITC Midwest LLC	08/20/20	2722
426	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	11/29/18	Lance R. Olson, a Single Person	ITC Midwest LLC	08/20/20	2723
427	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	11/01/18	Donald R. Schafbuch and Vicki R. Schafbuch, Husband and Wife	ITC Midwest LLC	08/20/20	2721
428	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	09/07/18	Hawk Investments, Inc., a corporation	ITC Midwest LLC	8/20/20	2720
429	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	10/12/18	William D. Wyant and Rona L. Wyant, Husband and Wife	ITC Midwest LLC	08/20/20	2728
430	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	09/07/18	Hawk Investments, Inc., a corporation	ITC Midwest LLC	8/20/20	2720
431	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	11/14/18	Shirley L. Buswell a/k/a Shirley Buswell, a Single Person	ITC Midwest LLC	08/20/20	2727
432	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	11/14/18	Shirley L. Buswell a/k/a Shirley Buswell, a Single Person	ITC Midwest LLC	08/20/20	2727
433	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	11/26/18	Richard A. Von Lienen, a Single Person; Christopher M. Von Lienen, a Single Person; and Chase Von Lienen, a Single Person	ITC Midwest LLC	08/20/20	2719
434	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	11/01/18	Merlyn J. Martinson, a Single Person	ITC Midwest LLC	08/20/20	2718
435	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	11/09/18	Cynthia R. Ballard and Bruce A. Ballard, Wife and Husband	ITC Midwest LLC	08/20/20	2717
436	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	09/26/18	Claudia Hickey and Michael R. Hickey, Wife and Husband	ITC Midwest LLC	08/20/20	2716
437	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	09/26/18	Claudia Hickey and Michael R. Hickey, Wife and Husband	ITC Midwest LLC	08/20/20	2716
438	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	02/06/19	Ernest C. Zaugg, a Single Person	ITC Midwest LLC	08/20/20	2715
439	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	12/20/18	KDD, Inc., an Iowa Corporation	ITC Midwest LLC	08/20/20	2714
440	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	10/09/18	Ricky L. Hollopeter, a Single Person	ITC Midwest LLC	08/21/20	2753
441	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	04/24/19	Jon E. Kinzenbaw, Trustee of the Jon E. Kinzenbaw Revocable Trust dated March 17, 1992; and Marcia A. Kinzenbaw, Trustee of the Marcia A. Kinzenbaw Revocable Trust dated March 17, 1992	ITC Midwest LLC	08/21/20	2754

	A	B	C	D	E	F	G	H
442	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	04/24/19	S.N. Kinze, L.L.C., an Iowa limited liabilty company	ITC Midwest LLC	08/21/20	2755
443	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	04/24/19	S.N. Kinze, L.L.C., an Iowa limited liabilty company	ITC Midwest LLC	08/21/20	2755
444	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	04/24/19	S.N. Kinze, L.L.C., an Iowa limited liabilty company	ITC Midwest LLC	08/21/20	2755
445	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	09/13/18	Leo M. Schmidt and Eva N. Schmidt, Husband and Wife (Contract Sellers); and Samuel L. Schmidt and Leisa M. Schmidt, Husband and Wife (Contract Buyers)	ITC Midwest LLC	08/21/20	2751
446	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	09/17/18	Sharon G. Hagen and Willard W. Hagen, Trustees, or their successors in trust, under the Sharon G. Hagen Living Trust, dated October 21, 2009	ITC Midwest LLC	08/21/20	2734
447	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	09/17/18	Willard W. Hagen and Sharon G. Hagen, Trustees, or their successors in trust, under the Willard W. Hagen Living Trust, dated October 21, 2009	ITC Midwest LLC	08/21/20	2736
448	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	11/30/18	John Schnebbe and Leslie Schnebbe, Husband and Wife	ITC Midwest LLC	08/21/20	2735
449	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	11/05/18	Donald R. Stauffer and Marilyn A. Stauffer, Husband and Wife	ITC Midwest LLC	08/21/20	2737
450	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	11/16/18	Kenneth E. Caes and Joan M. Caes, Trustees, or their successors in trust, under the Caes Living Trust dated July 31, 2007, and any amendments thereto	ITC Midwest LLC	08/21/20	2747
451	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	10/19/18	Ronald W. Holden, a Single Person	ITC Midwest LLC	08/21/20	2740
452	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	11/16/18	Eric J. Jones and Kathryn J. Jones, Husband and Wife	ITC Midwest LLC	08/21/20	2749
453	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	10/12/18	Diane R. Huedepohl and Merlyn A. Huedepohl, Trustees, or their successors in trust, under the Diane R. Huedepohl Living Trust, dated November 5, 2013, and any amendments thereto	ITC Midwest LLC	08/21/20	2748
454	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	01/25/19	Couty of Iowa d/b/a Iowa County Care Facility	ITC Midwest LLC	08/21/20	2750
455	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	04/02/19	Five Way Acres, L.L.C., an iowa limited liability company; Warren P. Meyer, a Single Person, Life Estate; Jeremy L. Davies and Dawn Davies, Husband and Wife; and Deanna Bohrn n/k/a Deanna Harper and Jayson Harper, Wife and Husband	ITC Midwest LLC	08/21/20	2756
456	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	04/02/19	Five Way Acres, L.L.C., an iowa limited liability company; Warren P. Meyer, a Single Person, Life Estate; Jeremy L. Davies and Dawn Davies, Husband and Wife; and Deanna Bohrn n/k/a Deanna Harper and Jayson Harper, Wife and Husband	ITC Midwest LLC	08/21/20	2756
457	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	10/30/18	Jane Stohlmann a/k/a Jane E. Stohlmann, a Single Person	ITC Midwest LLC	08/21/20	2757
458	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	09/06/18	Donald A. Mews and Velma Mews, Husband and Wife	ITC Midwest LLC	08/21/20	2758

	A	B	C	D	E	F	G	H
459	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	10/15/18	Robert B. Kuhnle and Joyce J. Kuhnle, Husband and Wife	ITC Midwest LLC	08/21/20	2763
460	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	12/04/18	John R. Jones and Gerry Ann Jones, Husband and Wife	ITC Midwest LLC	08/21/20	2762
461	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	10/05/18	Donald D. Hudepohl a/k/a Donald Dean Hudepohl and Sharon L. Hudepohl, Husband and Wife	ITC Midwest LLC	08/21/20	2761
462	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	09/12/18	Willard J. Huedepohl, Sole Trustee, or his Successors in Trust, under the Willard J. Huedepohl Living Trust, dated November 5, 2013, and any amendments thereto	ITC Midwest LLC	08/21/20	2760
463	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	12/12/18	Erna Ida Rose Davies, a Single Person; and The Residuary Trust Established Under the Last Will and Testament of David John Davies	ITC Midwest LLC	08/21/20	2759
464	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	10/15/18	Hilton Farms, Inc., an Iowa corporation	ITC Midwest LLC	08/21/20	2764
465	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	09/20/18	Seth Martin Meyer and Alexa Ann Zuber n/k/a Alexa Ann Meyer, Husband and Wife	ITC Midwest LLC	08/21/20	2766
466	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	09/25/18	Doug C. Heinichen and Teresa W. Heinichen, Husband and Wife	ITC Midwest LLC	08/21/20	2767
467	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	12/20/18	Jane Ann Bigbee, a Single Person	ITC Midwest LLC	08/24/20	2839
468	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	12/20/18	Jane Ann Bigbee, a Single Person	ITC Midwest LLC	08/24/20	2839
469	IA	IOWA	MEMORANDUM OF OPTION	09/01/20	Lee R. Miller and Pamela Sue Miller, Husband and Wife	ITC Midwest LLC	10/14/20	3405
470	IA	IOWA	MEMORANDUM OF OPTION	09/01/20	Marlin G. Brenneman and Rosemond R. Brenneman, Husband and Wife	ITC Midwest LLC	10/14/20	3406
471	IA	IOWA	ELECTRIC LINE EASEMENT	11/28/18	Richard D. Swartzendruber and Donna J. Swartzendruber Revocable Trust dated February 17, 2017	ITC Midwest LLC	01/08/21	75
472	IA	IOWA	OVERHANG EASEMENT	03/22/19	Jared Dean Kinsinger a/k/a Jared Kinsinger, a Single Person	ITC Midwest LLC	02/12/21	472
473	IA	IOWA	OVERHANG EASEMENT	12/20/18	A. Grace Slaubaugh, a Single Person	ITC Midwest LLC	03/29/21	1021
474	IA	IOWA	ELECTRIC LINE EASEMENT	12/12/18	Charles W. Miller and Laurie L. Miller, Husband and Wife	ITC Midwest LLC	03/29/21	1022
475	IA	IOWA	OVERHANG EASEMENT	01/24/19	James R. Cook Jr. and Connie Lea Cook, Husband and Wife	ITC Midwest LLC	3/29/21	1024
476	IA	IOWA	OVERHANG EASEMENT	12/13/18	Ronald H. Bender and Lorene J. Bender, Husband and Wife	ITC Midwest LLC	03/29/21	1025
477	IA	IOWA	OVERHANG EASEMENT	12/12/18	Tom and Bonnie Stuckey Family, LLC	ITC Midwest LLC	03/29/21	1026
478	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	11/05/21	Drainage Districts #10 and #12, Iow County, Iowa	ITC Midwest LLC	12/17/21	3861
479	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	12/05/18	Parlyn M. Plotz and Helen M. Plotz, Husband and Wife, Life Estate; and Mark Plotz and Teresa Plotz, Husband and Wife	ITC Midwest LLC	08/20/20	2726
480	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	10/11/18	Larry Nelson and Susan Nelson, Husband and Wife	ITC Midwest LLC	08/21/20	2739
481	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	10/11/18	Larry Nelson and Susan Nelson, Husband and Wife	ITC Midwest LLC	08/21/20	2739

	A	B	C	D	E	F	G	H
482	IA	IOWA	AMENDED AND RESTATED EASEMENT AGREEMENT	09/26/18	Charles M. Rathjen and Marion A. Rathjen, Husband and Wife	ITC Midwest LLC	08/21/20	2765
483	IA	IOWA	WARRANTY DEED	01/30/21	Earl Glandorf and Carol F. Glandorf, Husband and Wife	ITC Midwest LLC	02/05/21
484	IA	IOWA	OVERHANG EASEMENT	04/02/19	Martin L. Malloy and Mary A. Malloy, Husband and Wife	ITC Midwest LLC	03/17/21	919
485	IA	IOWA	OVERHANG EASEMENT	01/09/19	Donald D. Gingerich Estate Trust; and Karen E. Gingerich, a Single Person	ITC Midwest LLC	3/29/21	1023
486	IA	JACKSON	ELECTRIC LINE EASEMENT	03/14/22	Lakehurst Riverside Campground LLC	ITC Midwest LLC	03/28/22	22-1155
487	IA	JEFFERSON	OVERHANG EASEMENT	11/11/20	John Lindsey Roush a/k/a John Roush and Cindy Roush, Husband and Wife	ITC Midwest LLC	01/25/21	2021-0214
488	IA	JEFFERSON	OVERHANG EASEMENT	03/19/21	Dylan R. Smithburg, a Single Person; and Brad Smithburg and Michelle Smithburg, Husband and Wife	ITC Midwest LLC	04/06/21	DOC513S19
489	IA	JEFFERSON	GUY AND ANCHOR EASEMENT	03/19/21	Dylan R. Smithburg, a Single Person; and Brad Smithburg and Michelle Smithburg, Husband and Wife	ITC Midwest LLC	04/06/21	DOC513S20
490	IA	JOHNSON	MEMORANDUM OF OPTION	08/26/20	Brian Michael Miller and Kally Miller, Husband and Wife	ITC Midwest LLC	09/21/20
491	IA	JOHNSON	WARRANTY DEED	09/16/20	Mark Slabaugh and Rosemary Slabaugh, Husband and Wife	ITC Midwest LLC	09/16/20
492	IA	JOHNSON	ELECTRIC LINE EASEMENT	03/21/19	Randy J. Gingerich and Cheryl A. Gingerich, Husband and Wife	ITC Midwest LLC	02/12/21
493	IA	JOHNSON	ELECTRIC LINE EASEMENT	03/21/19	Randy J. Gingerich and Cheryl A. Gingerich, Husband and Wife	ITC Midwest LLC	02/12/21
494	IA	JOHNSON	OVERHANG EASEMENT	03/14/19	Brenneman Acres, LLC	ITC Midwest LLC	02/12/21
495	IA	JOHNSON	OVERHANG EASEMENT	03/13/19	Lynn Bontrager and Linda Bontrager, Husband and Wife	ITC Midwest LLC	02/12/21
496	IA	JOHNSON	ELECTRIC LINE EASEMENT	03/21/19	Daryl G. Beachy and Rachel E. Beachy, Husband and Wife	ITC Midwest LLC	02/12/21
497	IA	JOHNSON	OVERHANG EASEMENT	01/17/19	Stutzmans Farm, LLC	ITC Midwest LLC	03/29/21
498	IA	JOHNSON	ELECTRIC LINE EASEMENT	12/13/19	David C. Kauffman and Kaylene Kaufman, Husband and Wife	ITC Midwest LLC	11/03/21
499	IA	JOHNSON	ELECTRIC LINE EASEMENT	12/17/19	Marvin L. Miller, a Single Person	ITC Midwest LLC	11/03/21
500	IA	JOHNSON	ELECTRIC LINE EASEMENT	12/12/19	Sharon Telephone Co.	ITC Midwest LLC	11/03/21
501	IA	JOHNSON	OVERHANG EASEMENT	01/23/20	Nichols Agriservice, L.L.C., an Iowa Limited Liability Company	ITC Midwest LLC	12/21/21
502	IA	JOHNSON	OVERHANG EASEMENT	03/04/20	Gene Bontrager and Judith M. Bontrager, Husband and Wife	ITC Midwest LLC	02/11/22
503	IA	LEE	SUBSTATION SITE EASEMENT	08/03/20	Roquette America, Inc.	ITC Midwest LLC	09/28/20
504	IA	LEE	MEMORANDUM OF OPTION	08/05/21	Beach Investments, LLC	ITC Midwest LLC	09/02/21	2021-4078
505	IA	LEE	MEMORANDUM OF OPTION	08/18/21	AFH Farms, L.L.C.	ITC Midwest LLC	09/29/21	2021-4491
506	IA	LEE	MEMORANDUM OF OPTION	08/25/21	Douglas J. Diprima, Jr. and Cindy K. Diprima, Husband and Wife	ITC Midwest LLC	09/29/21	2021-4490
507	IA	LEE	MEMORANDUM OF OPTION	08/25/21	Harold Ray Humphreys and Pamela Sue Humphreys, Husband and Wife	ITC Midwest LLC	09/29/21	2021-4494
508	IA	LEE	MEMORANDUM OF OPTION	10/14/21	Leroy Dean Mabeus and Kathleen Ann Mabeus, Husband and Wife	ITC Midwest LLC	10/27/21	2021 4938

	A	B	C	D	E	F	G	H
509	IA	LEE	MEMORANDUM OF OPTION	10/14/21	Leroy Dean Mabeus and Kathleen Ann Mabeus, Husband and Wife	ITC Midwest LLC	10/27/21	2021 4938
510	IA	LEE	MEMORANDUM OF OPTION	11/10/21	Michael A. Schneider and Carrie A. Schneider, Husband and Wife	ITC Midwest LLC	12/22/21	2021 5901
511	IA	LEE	MEMORANDUM OF OPTION	11/23/21	Larry Fraise and Dawn Fraise, Husband and Wife; and Ronald Fraise and Kim Fraise, Husband and Wife	ITC Midwest LLC	12/22/21	2021 5897
512	IA	LEE	MEMORANDUM OF OPTION	11/17/21	Thomas M. Jones, Jr. and Regina C. Jones, Husband and Wife	ITC Midwest LLC	12/22/21	2021 5898
513	IA	LEE	ELECTRIC LINE EASEMENT	01/26/22	Daniel R. Krueger and Diana C. Krueger	ITC Midwest LLC	02/28/22	2022 842
514	IA	LEE	ELECTRIC LINE EASEMENT	01/26/22	Kelsey Lynn Azinger and Brett Michael Azinger	ITC Midwest LLC	02/28/22	2022 843
515	IA	LINN	ELECTRIC LINE EASEMENT	05/24/19	Gary W. Lefebure and Bonita A. Lefebure, Trustees of the Gary W. Lefebure Family Trust; Dean J. Lefebure as Trustee of the Dean J. Lefebure 2010 Revocable Trust; and Dale A. Lefebure and Kristana K. Lefebure as Trustees of the Dale A. and Kristana K. Lefebure Family Trust	ITC Midwest LLC	5/14/20
516	IA	LINN	ELECTRIC LINE EASEMENT	06/19/19	Dean L. Lefebure as Trustee of the Dean J. Lefebure 2010 Revocable Trust; Dale A. Lefebure and Kristana K. Lefebure as Trustees of the Dale A. and Kristana K. Lefebure Family Trust; and Dean J. Lefebure and Debra L. Lefebure, Trustees of the Dean J. and Debra L. Lefebure Family Trust	ITC Midwest LLC	5/14/20
517	IA	LINN	GUY AND ANCHOR EASEMENT	05/18/20	1195 Mercy, LLC, a Delaware limited liability company	ITC Midwest LLC	07/09/20
518	IA	LINN	ELECTRIC LINE EASEMENT	06/26/20	Archer-Daniels-Midland Company, a Delaware corporation	ITC Midwest LLC	07/24/20
519	IA	LINN	AMENDED AND RESTATED EASEMENT AGREEMENT	12/17/19	Mary Grother and Rodney Grother, Wife and Husband	ITC Midwest LLC	07/29/20
520	IA	LINN	ELECTRIC LINE EASEMENT	06/25/20	PMX Industries, Inc.	ITC Midwest LLC	07/29/20
521	IA	LINN	ELECTRIC LINE EASEMENT	07/22/20	Gospel Light Baptist Church	ITC Midwest LLC	08/24/20
522	IA	LINN	GUY AND ANCHOR EASEMENT	07/22/13	AgVantage FS, Inc., f/k/a New Horizons FS, Inc.	ITC Midwest LLC	09/04/20
523	IA	LINN	AMENDED AND RESTATED EASEMENT AGREEMENT	05/15/19	Douglas L. Clark and Theresa A. Clark, Husband and Wife	ITC Midwest LLC	09/08/20
524	IA	LINN	AMENDED AND RESTATED EASEMENT AGREEMENT	05/15/19	Douglas L. Clark and Theresa A. Clark, Husband and Wife	ITC Midwest LLC	09/08/20
525	IA	LINN	AMENDED AND RESTATED EASEMENT AGREEMENT	05/15/19	Douglas L. Clark and Theresa A. Clark, Husband and Wife	ITC Midwest LLC	09/08/20
526	IA	LINN	OVERHANG EASEMENT	09/20/19	J & R Partnership, L.C.	ITC Midwest LLC	09/08/20
527	IA	LINN	ELECTRIC LINE EASEMENT	05/15/19	William D. Clark and Jill M. Clark, Husband and Wife	ITC Midwest LLC	9/8/20
528	IA	LINN	OVERHANG EASEMENT	06/15/20	Christopher J. Philipp and Debra S. Philipp, Husband and Wife	ITC Midwest LLC	09/08/20
529	IA	LINN	OVERHANG EASEMENT	06/04/19	Kevin E. Brown, a Single Person	ITC Midwest LLC	09/08/20
530	IA	LINN	ELECTRIC LINE EASEMENT	08/24/20	Go America, L.L.C.	ITC Midwest LLC	09/21/20
531	IA	LINN	OVERHANG EASEMENT	08/24/20	Go America, L.L.C.	ITC Midwest LLC	09/21/20
532	IA	LINN	AMENDED AND RESTATED EASEMENT AGREEMENT	10/30/20	Caryol J. Frericks, Trustee of The Glenn and Caryol Frericks Family Trust	ITC Midwest LLC	12/07/20

	A	B	C	D	E	F	G	H
533	IA	LINN	ELECTRIC LINE EASEMENT	07/29/20	Harold Ray McCormick and Jeanette Marie McCormick, Husband and Wife	ITC Midwest LLC	01/11/21
534	IA	LINN	ELECTRIC LINE EASEMENT	07/29/20	Larry Henkes and Joyce Henkes, Husband and Wife	ITC Midwest LLC	01/11/21
535	IA	LINN	ELECTRIC LINE EASEMENT	07/29/20	Dean J. Lefebure as Trustee of the Dean J. Lefebure 2010 Revocable Trust; Dale A. Lefebure and Kristana K. Lefebure as Trustees of the Dale A. and Kristana K. Lefebure Family Trust; and Dean J. Lefebure and Debra L. Lefebure, Trustees of the Dean J. and Debra L. Lefebure Family Trust	ITC Midwest LLC	01/11/21
536	IA	LINN	ELECTRIC LINE EASEMENT	10/29/20	Lynnette K. Hruby a/k/a Lynnette K. Heiter, a Single Person	ITC Midwest LLC	01/25/21
537	IA	LINN	AMENDED AND RESTATED EASEMENT AGREEMENT	04/12/21	Marion Independent School District a/k/a Marion Independent School District of Marion, Linn County, Iowa a/k/a Marion Independent School District of Marion, Iowa	ITC Midwest LLC	05/25/21
538	IA	LINN	ELECTRIC LINE EASEMENT	09/10/20	William D. Clark and Jill M. Clark, Husband and Wife	ITC Midwest LLC	05/27/21
539	IA	LINN	ELECTRIC LINE EASEMENT	05/13/21	Douglas Howard Flickinger and Julie Flickinger, Husband and Wife	ITC Midwest LLC	06/04/21
540	IA	LOUISA	WARRANTY DEED	06/10/21	Jay T. Schweitzer and Susan E. Schweitzer, Husband and Wife	ITC Midwest LLC	06/18/21	2021-0992
541	IA	LOUISA	MEMORANDUM OF OPTION	07/07/21	G. Chris Buffington and Marcia L. Buffington, Husband and Wife	ITC Midwest LLC	08/02/21	2021-1266
542	IA	LOUISA	MEMORANDUM OF OPTION	07/13/21	Crammond Farms, Inc.	ITC Midwest LLC	08/02/21	2021-1267
543	IA	LOUISA	MEMORANDUM OF OPTION	07/14/21	Ernest Clifford Kilpatrick, a Single Person	ITC Midwest LLC	08/02/21	2021-1268
544	IA	LOUISA	MEMORANDUM OF OPTION	07/13/21	Farrel D. Smylie Trust dated August 31, 1988, and Lucile I. Smylie Trust dated August 31, 1988	ITC Midwest LLC	08/02/21	2021-1269
545	IA	LOUISA	MEMORANDUM OF OPTION	06/30/21	Milton H. Hayes, as Trustee of the Milton H. Hayes Revocable Trust, dated June 17, 2016; and Carol J. Meeker-Hayes, as Trustee of the Carol J. Meeker-Hayes Revocable Trust, dated June 17, 2016	ITC Midwest LLC	08/02/21	2021-1270
546	IA	LOUISA	MEMORANDUM OF OPTION	07/08/21	Milton H. Hayes, as Trustee of the Milton H. Hayes Revocable Trust, dated June 17, 2016; and Carol J. Meeker-Hayes, as Trustee of the Carol J. Meeker-Hayes Revocable Trust, dated June 17, 2016	ITC Midwest LLC	08/02/21	2021-1271
547	IA	LOUISA	MEMORANDUM OF OPTION	07/08/21	Dianna M. Winder, Trustee of the Nellie M. Stineman Trust, dated December 27, 2000, FBO Dianna M. Winder; and Mary Ann Allworth, Trustee of the Nellie M. Stineman Trust, dated December 27, 2000, FBO Mary Ann Allworth	ITC Midwest LLC	08/02/21	2021-1273
548	IA	LOUISA	MEMORANDUM OF OPTION	07/14/21	TJL Farms, LLC, an Iowa limited liability company	ITC Midwest LLC	08/02/21	2021-1274
549	IA	LOUISA	MEMORANDUM OF OPTION	07/14/21	TJL Farms, LLC, an Iowa limited liability company	ITC Midwest LLC	08/02/21	2021-1275
550	IA	LOUISA	MEMORANDUM OF OPTION	07/27/21	Sharon K. Mabeus, a Single Person	ITC Midwest LLC	08/24/21	2021-1396
551	IA	LOUISA	MEMORANDUM OF OPTION	07/27/21	Jamie K. Robison n/k/a Jamie K. Wells and Joseph Michael Wells a/k/a J. Michael Wells, Wife and Husband	ITC Midwest LLC	08/24/21	2021-1397

	A	B	C	D	E	F	G	H
552	IA	LOUISA	MEMORANDUM OF OPTION	07/27/21	Larry C. Dessner and Patricia A. Dessner, Husband and Wife	ITC Midwest LLC	08/24/21	2021-1398
553	IA	LOUISA	MEMORANDUM OF OPTION	07/20/21	Daniel C. Holsteen and Merideth J. Holsteen, Husband and Wife	ITC Midwest LLC	08/24/21	2021-1399
554	IA	LOUISA	MEMORANDUM OF OPTION	07/29/21	Sandra Jane Wyss and Roger Jay Wyss, Wife and Husband; David Lee Shadle and Christine Shadle, Husband and Wife; and Michelle Lea Baker f/k/a Michelle Lea Todd and Clifford Baker, Wife and Husband	ITC Midwest LLC	08/24/21	2021-1400
555	IA	LOUISA	MEMORANDUM OF OPTION	08/04/21	Beckman Acres, Inc., an Iowa corporation	ITC Midwest LLC	08/24/21	2021-1401
556	IA	LOUISA	MEMORANDUM OF OPTION	08/03/21	Jamie Gillette, a Single Person	ITC Midwest LLC	08/24/21	2021-1402
557	IA	LOUISA	MEMORANDUM OF OPTION	08/03/21	Sylvia S. Chatterton, sole Trustee, or her successors in trust, under the Sylvia S. Chatterton Living Trust, dated October 1, 2014, and any amendments thereto	ITC Midwest LLC	08/24/21	2021-1403
558	IA	LOUISA	MEMORANDUM OF OPTION	07/27/21	JBJ Farms, LLLP	ITC Midwest LLC	08/24/21	2021-1404
559	IA	LOUISA	MEMORANDUM OF OPTION	08/02/21	Charlene M. Seggerman and Eddie B. Seggerman, Wife and Husband; and Marjorie Patterson, a Single Person	ITC Midwest LLC	09/01/21	2021-1446
560	IA	LOUISA	MEMORANDUM OF OPTION	08/10/21	James E. Ball, a Single Person; and Glen D. Ball a/k/a Glen David Ball, a Single Person	ITC Midwest LLC	09/01/21	2021-1447
561	IA	LOUISA	MEMORANDUM OF OPTION	08/10/21	Glen David Ball a/k/a Glen D. Ball, a Single Person	ITC Midwest LLC	09/01/21	2021-1448
562	IA	LOUISA	MEMORANDUM OF OPTION	08/11/21	Aarren D. Asher, a Single Person	ITC Midwest LLC	09/01/21	2021-1449
563	IA	LOUISA	MEMORANDUM OF OPTION	08/12/21	Cecilio Perez and Maria O. Perez, Husband and Wife	ITC Midwest LLC	09/01/21	2021-1450
564	IA	LOUISA	MEMORANDUM OF OPTION	08/09/21	City of Columbus City, Iowa, a municipal corporation	ITC Midwest LLC	09/01/21	2021-1451
565	IA	LOUISA	MEMORANDUM OF OPTION	08/17/21	Jonathan W.O. Collier, a Single Person; and Marjorie A. Wirth, a Single Person	ITC Midwest LLC	09/10/21	2021-1529
566	IA	LOUISA	MEMORANDUM OF OPTION	08/18/21	Helmig Land, L.L.C.	ITC Midwest LLC	09/10/21	2021-1530
567	IA	LOUISA	MEMORANDUM OF OPTION	08/18/21	Helmig Land, L.L.C.	ITC Midwest LLC	09/10/21	2021-1531
568	IA	LOUISA	MEMORANDUM OF OPTION	08/17/21	Stoney Brook Farms, Ltd.	ITC Midwest LLC	09/10/21	2021-1532
569	IA	LOUISA	MEMORANDUM OF OPTION	08/18/21	Robert Boyd Boysen and Jacquelyn K. Larsen, Husband and Wife; A.J. Boysen, Trustee U/T/A dated March 29, 1996; and Timothy Harold Rowe and Karen Boysen Rowe, Trustees of the Timothy Harold Rowe and Karen Boysen Rowe 2012 Family Revocable Trust dated July 23, 2012, a/k/a The Rowe Family Trust dated July 23, 2012	ITC Midwest LLC	09/16/21	2021-1561
570	IA	LOUISA	MEMORANDUM OF OPTION	08/19/21	Elton M. Rust and Barbara M. Rust, Husband and Wife	ITC Midwest LLC	09/16/21	2021-1560
571	IA	LOUISA	MEMORANDUM OF OPTION	08/17/21	Michael Charles Laughlin and Timothy Lee Laughlin as Co-Executors of the Estate of Myrtle R. Laughlin; and Michael Charles Laughlin and Deborah Laughlin, Husband and Wife; and Timothy Lee Laughlin and Melissa Laughlin, Husband and Wife	ITC Midwest LLC	09/16/21	2021-1559
572	IA	LOUISA	MEMORANDUM OF OPTION	8/18/21	Melvin B. Jennings and Jane Jennings, Husband and Wife	ITC Midwest LLC	09/16/21	2021-1558

	A	B	C	D	E	F	G	H
573	IA	LOUISA	MEMORANDUM OF OPTION	08/18/21	Delbert W. Dotson and Linda L. Dotson, Husband and Wife	ITC Midwest LLC	09/16/21	2021-1557
574	IA	LOUISA	MEMORANDUM OF OPTION	08/24/21	John Elliott, Trustee of the Joyce Ann Elliott Trust dated November 6, 1997	ITC Midwest LLC	09/16/21	2021-1556
575	IA	LOUISA	MEMORANDUM OF OPTION	08/19/21	Martha Jean Young, a Single Person; and Susan Drake Dye, Trustee of the Susan Drake Dye Revocable Trust dated February 6, 1995	ITC Midwest LLC	09/16/21	2021-1555
576	IA	LOUISA	MEMORANDUM OF OPTION	08/24/21	TJL Farms, LLC, an Iowa limited liability company	ITC Midwest LLC	09/28/21	2021-1641
577	IA	LOUISA	MEMORANDUM OF OPTION	09/01/21	Marvin L. Hardy, a Single Person; and Ruth Eileen Pickard and Edwin C. Pickard, Wife and Husband	ITC Midwest LLC	09/28/21	2021-1640
578	IA	LOUISA	MEMORANDUM OF OPTION	09/01/21	JBJ Farms, LLLP	ITC Midwest LLC	09/28/21	2021-1634
579	IA	LOUISA	MEMORANDUM OF OPTION	09/01/21	Leon Rossiter, as Trustee of the Leon Rossiter Trust dated the 22nd day of March, 1994; and Leon Rossiter, as Successor Trustee of the Shirley Rosster Trust dated the 22nd day of March 1994	ITC Midwest LLC	09/28/21	2021-1635
580	IA	LOUISA	MEMORANDUM OF OPTION	09/09/21	John H. Donaldson, Trustee of the John H. Donaldson Revocable Trust dated January 11, 2021, and any amendments thereto	ITC Midwest LLC	09/28/21	2021-1638
581	IA	LOUISA	MEMORANDUM OF OPTION	08/25/21	Diane K. Gerst, as Trustee under the provisions of the Phyllis R. Knobloch Trust dated the 30th day of May, 2001, as amended on April 7, 2021	ITC Midwest LLC	09/28/21	2021-1639
582	IA	LOUISA	MEMORANDUM OF OPTION	09/01/21	David E. Lanz and Tami J. Lanz, Husband and Wife; and Daniel J. Lanz and Autumn J. Lanz, Husband and Wife	ITC Midwest LLC	09/28/21	2021-1636
583	IA	LOUISA	MEMORANDUM OF OPTION	09/08/21	Rick L. Mabeus a/k/a Ricky L. Mabeus and Maxine R. Mabeus, Husband and Wife	ITC Midwest LLC	09/28/21	2021-1637
584	IA	LOUISA	MEMORANDUM OF OPTION	09/06/21	Maria Patricia Hernandez a/k/a Maria Patricia Hernandez Martinez and Francisco S. Martinez, Wife and Husband	ITC Midwest LLC	10/01/21	2021-1662
585	IA	LOUISA	MEMORANDUM OF OPTION	09/29/21	Robert M. Contant, Sr., Trustee of the Robert M. Contant, Sr. Trust established Decemer 20, 1988, by Robert M. Contant, Sr., Trustor; and Thomas C. Contant, Trustee of The 1997 Thomas C. Contant Separate Property Trust established October 9, 1997, by Thomas C. Contant, Trustor	ITC Midwest LLC	10/28/21	2021-1862
586	IA	LOUISA	MEMORANDUM OF OPTION	10/07/21	James E. Ball, a Single Person; and Glen D. Ball a/k/a Glen David Ball, a Single Person	ITC Midwest LLC	10/28/21	2021-1865
587	IA	LOUISA	MEMORANDUM OF OPTION	10/07/21	Janice L. Grimm, Trustee of the Janice L. Grimm Revocable Trust dated October 7, 2003	ITC Midwest LLC	10/28/21	2021-1867
588	IA	LOUISA	MEMORANDUM OF OPTION	10/14/21	Mary A. Riley, a Single Person	ITC Midwest LLC	11/15/21	2021-1971
589	IA	LOUISA	MEMORANDUM OF OPTION	09/24/21	William A. Schneider, Trustee of the Caren S. Schneider 2020 Family Trust dated November 30, 2020	ITC Midwest LLC	11/16/21	2021-1983
590	IA	POWESHIEK	ELECTRIC LINE EASEMENT	02/19/20	Irene L. Morrison, as Trustee of the Donald E. Morrison Trust; and Irene L. Morrison, as Trustee of the Donald and Irene Morrison Revocable Trust, dated October 8, 1992	ITC Midwest LLC	06/05/20	2020-01699
591	IA	RINGGOLD	OVERHANG EASEMENT	12/14/20	RCS Investments, Inc.	ITC Midwest LLC	02/16/21	2021-00000249
592	IA	STORY	OVERHANG EASEMENT	04/21/21	Jerry Deaton, a Single Person	ITC Midwest LLC	05/21/21	2021-06431

	A	B	C	D	E	F	G	H
593	IA	STORY	OVERHANG EASEMENT	05/07/21	Carrie Samson n/k/a Carrie Garrels and Greg Garrels, Wife and Husband	ITC Midwest LLC	05/27/21	2021-06687
594	IA	STORY	OVERHANG EASEMENT	05/04/21	Lamas Properties, LLC	ITC Midwest LLC	05/27/21	2021-06688
595	IA	STORY	OVERHANG EASEMENT	05/03/21	Kristina R. Loney n/k/a Kristina R. Loney-Minor and Greg A. Minor, Wife and Husband	ITC Midwest LLC	05/27/21	2021-06689
596	IA	STORY	OVERHANG EASEMENT	05/14/21	Johnny W. Tolle, a Single Person, and Angela M. Halladay, a Single Person	ITC Midwest LLC	06/16/21	2021-07645
597	IA	STORY	OVERHANG EASEMENT	05/10/21	Jack E. Vincent and Carol A. Vincent, Husband and Wife	ITC Midwest LLC	06/16/21	2021-07646
598	IA	STORY	OVERHANG EASEMENT	05/20/21	Jerry L. Patterson and Ann L. Patterson, Husband and Wife	ITC Midwest LLC	6/16/21	2021-07647
599	IA	STORY	OVERHANG EASEMENT	05/20/21	Family Tree Trust, Jannette J.H. Wilson, Trustee	ITC Midwest LLC	06/16/21	2021-07648
600	IA	STORY	OVERHANG EASEMENT	05/20/21	Nevada Community Historical Society, Inc.	ITC Midwest LLC	06/16/21	2021-07649
601	IA	STORY	OVERHANG EASEMENT	06/08/21	Chuck L. Posegate and Jody M. Posegate, Husband and Wife	ITC Midwest LLC	07/07/21	2021-08694
602	IA	STORY	OVERHANG EASEMENT	06/08/21	Wilma Posegate, a Single Person (Contract Seller); and Chuck and Jody Posegate, Husband and Wife (Contract Buyers)	ITC Midwest LLC	07/07/21	2021-08695
603	IA	STORY	OVERHANG EASEMENT	05/28/21	G&G Investments, L.L.C. - 131 Campus Ave.	ITC Midwest LLC	07/07/21	2021-08696
604	IA	STORY	OVERHANG EASEMENT	05/27/21	Central Presbyterian Church of Nevada, Iowa	ITC Midwest LLC	07/07/21	2021-08697
605	IA	STORY	OVERHANG EASEMENT	06/08/21	I Avenue 420 Co-op, Inc.	ITC Midwest LLC	07/07/21	2021-08698
606	IA	STORY	OVERHANG EASEMENT	05/13/21	Andrew A. Kelly and Jennifer J. Kelly, Husband and Wife	ITC Midwest LLC	07/07/21	2021-08699
607	IA	STORY	OVERHANG EASEMENT	05/13/21	Andrew A. Kelly and Jennifer J. Kelly, Husband and Wife	ITC Midwest LLC	07/07/21	2021-08700
608	IA	STORY	OVERHANG EASEMENT	05/10/21	The CIty of Nevada, a Municipal Corporation	ITC Midwest LLC	07/07/21	2021-08707
609	IA	STORY	OVERHANG EASEMENT	07/01/21	Cody J. Wiemann, a Single Person	ITC Midwest LLC	08/09/21	2021-10218
610	IA	STORY	OVERHANG EASEMENT	08/10/21	Keuter Contracting, Inc., an Iowa Business Corporation	ITC Midwest LLC	08/31/21	2021-11232
611	IA	STORY	OVERHANG EASEMENT	08/25/21	Katherine Baber-Dillavou and Nathan Dillavou, a Married Couple	ITC Midwest LLC	09/15/21	2021-11857
612	IA	TAMA	OVERHANG EASEMENT	04/23/20	Gene B. Staker a/k/a Gene Staker, a Single Person	ITC Midwest LLC	05/18/20	2020-1166
613	IA	TAMA	OVERHANG EASEMENT	05/05/20	Christopher A. Schafer a/k/a Christopher Alan Schafer and Laurie E. Schafer, Husband and Wife	ITC Midwest LLC	05/18/20	2020-1167
614	IA	TAMA	OVERHANG EASEMENT	05/18/20	The Trustee of the Donna L. Young Revocable Trust dated October 27, 2000	ITC Midwest LLC	06/05/20	2020-1347
615	IA	TAMA	OVERHANG EASEMENT	05/14/20	The Staker Family Trust	ITC Midwest LLC	06/22/20	2020-1505
616	IA	TAMA	MEMORANDUM OF OPTION	07/10/20	Central Iowa Firewood LLC	ITC Midwest LLC	08/24/20	2020-2130
617	IA	TAMA	ELECTRIC LINE EASEMENT	12/05/19	Hugh William Calderwood, Jr. and Ramona Ruth Calderwood, Husband and Wife	ITC Midwest LLC	01/19/21	2021-0199
618	IA	TAMA	ELECTRIC LINE EASEMENT	01/03/20	Calderwood Farms, Inc., an Iowa Corporation	ITC Midwest LLC	01/19/21	2021-0198
619	IA	TAMA	ELECTRIC LINE EASEMENT	01/03/20	Calderwood Farms, Inc.	ITC Midwest LLC	01/19/21	2021-0197
620	IA	TAMA	ELECTRIC LINE EASEMENT	09/10/19	David Wayne Danker and Denise Renee Danker, Trustees of the David Wayne and Denise Renee Danker Revocable Trust dated March 10, 1999; and John W. Danker, a Single Person	ITC Midwest LLC	01/19/21	2021-0193
621	IA	TAMA	ELECTRIC LINE EASEMENT	10/15/19	City of Dysart	ITC Midwest LLC	01/19/21	2021-0194

	A	B	C	D	E	F	G	H
622	IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	06/17/20	Duane E. Hanus and Vicky M. Hanus, Husband and Wife	ITC Midwest LLC	01/19/21	2021-0190
623	IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	07/10/19	JSA Development, LLC (Contract Seller); and David W. Danker and Denise Danker, Husband and Wife, and John W. Danker, a Single Person (Contract Buyers)	ITC Midwest LLC	01/19/21	2021-0187
624	IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	12/10/19	Douglas K. Kostlan, a Single Person; and Vicki Nielsen and Richard A. Nielsen, Wife and Husband	ITC Midwest LLC	01/19/21	2021-0184
625	IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	07/30/19	Sawyer-Gulden Farms, LLC, an Iowa Limited Liability Company	ITC Midwest LLC	01/19/21	2021-0182
626	IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	05/23/19	Christopher A. Schafer a/k/a Christopher Alan Schafer and Laurie E. Schafer, Husband and Wife	ITC Midwest LLC	01/19/21	2021-0175
627	IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	06/17/19	Gene B. Staker a/k/a Gene Staker, a Single Person	ITC Midwest LLC	01/19/21	2021-0177
628	IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	07/10/19	The Staker Family Trust	ITC Midwest LLC	01/19/21	2021-0173
629	IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	07/10/19	The Staker Family Trust	ITC Midwest LLC	01/19/21	2021-0174
630	IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	05/23/19	Murray P. Stevenson, a Single Person	ITC Midwest LLC	01/19/21	2021-0172
631	IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	07/10/19	Tama Benton Cooperative Company a/k/a Tama-Benton Cooperative Company a/k/a Tama-Benton Cooperative	ITC Midwest LLC	01/19/21	2021-0169
632	IA	TAMA	ELECTRIC LINE EASEMENT	09/25/19	Chris E. Wilson and Donna Wilson, Husband and Wife; Mary B. Wilson n/k/a Mary B. Steck, a Single Person; and Sue A. Wilson n/k/a Sue W. Graham and David H. Graham, Wife and Husband	ITC Midwest LLC	01/19/21	2021-0183
633	IA	TAMA	ELECTRIC LINE EASEMENT	04/18/19	Jay Dean Wilson, a Single Person	ITC Midwest LLC	01/19/21	2021-0200
634	IA	TAMA	ELECTRIC LINE EASEMENT	02/24/20	Larry K. Winkelpleck and Ruth Ann Winkelpleck, Husband and Wife	ITC Midwest LLC	01/19/21	2021-0171
635	IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	05/09/19	Trustee of the Donna L. Young Revocable Trust Dated October 27, 2000	ITC Midwest LLC	01/19/21	2021-0178
636	IA	TAMA	ELECTRIC LINE EASEMENT	09/06/19	Suzette Lorene Paustian Schilling and Scott Charles Schilling, Wife and Husband	ITC Midwest LLC	02/11/21	2021-0492
637	IA	TAMA	ACCESS EASEMENT	03/04/21	Justin Pippert and Amber Pippert, Husband and Wife	ITC Midwest LLC	03/19/21	2021-0844
638	IA	TAMA	ACCESS EASEMENT	03/09/21	Jay Dean Wilson, a Single Person	ITC Midwest LLC	03/19/21	2021-0845
639	IA	TAMA	ACCESS EASEMENT	03/09/21	Jay Dean Wilson, a Single Person	ITC Midwest LLC	03/19/21	2021-0846
640	IA	TAMA	ACCESS EASEMENT	03/10/21	Susan K. Crawford as Executor of the Estate of Richard J. Crawford	ITC Midwest LLC	03/19/21	2021-0847
641	IA	TAMA	ACCESS EASEMENT	03/10/21	Raymond Pippert and Dorothy Pippert, Husband and Wife	ITC Midwest LLC	03/22/21	2021-0868
642	IA	TAMA	ACCESS EASEMENT	03/16/21	Kathy Ann Stubbs f/k/a Kathy Ann Nelson, a Single Person; and John Clifford Nelson a/k/a John C. Nelson, a Single Person	ITC Midwest LLC	03/26/21	2021-0915
643	IA	TAMA	ACCESS EASEMENT	04/08/21	Sharon K. Pippert, a Single Person; Bruce J. Pippert and Juli R. Kelling-Pippert, Husband and Wife; Brenda L. OBrian and Russell A. OBrian, Wife and Husband; Dawn M. Stoner and Timothy J. Stoner, Wife and Husband; Brooke M. Nolta and Brian E. Nolta, Wife and Husband	ITC Midwest LLC	04/20/21	2021-1207

	A	B	C	D	E	F	G	H
644	IA	TAMA	ACCESS EASEMENT	04/14/21	Daryl Hanus a/k/a Daryl Donald Hanus and Florence A. Hanus, Husband and Wife; Neil Hanus a/k/a Neil Allen Hanus and Misty M. Hanus, Husband and Wife; and Denise Kay Hanus a/k/a Denise Kay Peterson a/k/a Denise Kay Davison, a Single Person	ITC Midwest LLC	05/03/21	2021-1382
645	IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	10/08/19	Schuchmann Family Limited Partnership	ITC Midwest LLC	05/27/22	2022-1423
646	IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	11/27/19	Joyce W. Petersen, a Single Person; Kathryn J. Hinds and Michael D. Hinds, Wife and Husband; R. William Petersen, a Single Person; John E. Petersen, a Single Person; and Eileen M. Weber and Steve R. Weber, Wife and Husband, subject to a life estate in Joyce W. Petersen	ITC Midwest LLC	05/27/22	2022-1425
647	IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	12/26/19	Iowa State Bank	ITC Midwest LLC	05/27/22	2022-1426
648	IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	12/20/19	Susan G. Warrens and Michael H. Warrens, Wife and Husband	ITC Midwest LLC	05/27/22	2022-1427
649	IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	05/07/19	James R. Currens and Kari R. Currens, Husband and Wife	ITC Midwest LLC	05/27/22	2022-1428
650	IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	11/07/19	Tracey Hamilton, a Single Person	ITC Midwest LLC	05/27/22	2022-1429
651	IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	04/03/19	David S. Brezina, a Single Person	ITC Midwest LLC	05/31/22	2022-1445
652	IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	05/06/19	Patrick E. Pinkston and Nancy V. Pinkston, Husband and Wife	ITC Midwest LLC	05/31/22	2022-1446
653	IA	WASHINGTON	OVERHANG EASEMENT	06/06/20	Exodus Trust, Exra M. Miller, as Trustee	ITC Midwest LLC	07/23/20	2020-2884
654	IA	WINNESHIEK	OVERHANG EASEMENT	10/13/21	Charles P. Morel, III, Trustee of Charles P. Morel, III, Declaration of Trust dated April 18, 2002; and LaVonne Marie Morel, Trustee of LaVonne Marie Morel Declaration of Trust dated April 18, 2002	ITC Midwest LLC	11/08/21
655	IA	WINNESHIEK	AMENDED AND RESTATED EASEMENT AGREEMENT	01/13/22	Jewell Enterprizes, Inc.	ITC Midwest LLC	02/23/22
656	IA	WINNESHIEK	ELECTRIC LINE EASEMENT	05/11/22	Robert G. Sutton and Brenda K. Sutton, Husband and Wife	ITC Midwest LLC	05/24/22
657	IA	WRIGHT	OVERHANG EASEMENT	04/15/20	MT Shearing, L.L.C.	ITC Midwest LLC	05/14/20	20-924
658	IA	WRIGHT	OVERHANG EASEMENT	05/05/20	Joel J. Carlson, a Single Person	ITC Midwest LLC	05/18/20	20-956
659	IA	WRIGHT	GUY AND ANCHOR EASEMENT	05/05/20	Joel J. Carlson, a Single Person	ITC Midwest LLC	05/18/20	20-957
660	IA	WRIGHT	OVERHANG EASEMENT	05/15/20	Wilmer E. Gabrielson as Trustee of the Wilmer E. Gabrielson Revocable Trust dated the 12th day of August, 2015	ITC Midwest LLC	06/05/20	20-1118
661	IA	WRIGHT	OVERHANG EASEMENT	04/16/20	Joel W. Gabrielson and Kathy L. Gabrielson, Husband and Wife; and Michael W. Gabrielson and Nancy Gabrielson, Husband and Wife	ITC Midwest LLC	06/18/20	20-1213
662	IA	WRIGHT	GUY AND ANCHOR EASEMENT	04/16/20	Joel W. Gabrielson and Kathy L. Gabrielson, Husband and Wife; and Michael W. Gabrielson and Nancy Gabrielson, Husband and Wife	ITC Midwest LLC	06/18/20	20-1214

	A	B	C	D	E	F	G	H
663	IA	WRIGHT	ELECTRIC LINE EASEMENT	05/23/20	Evangelical Free Church f/k/a Belmond Bible Church	ITC Midwest LLC	06/18/20	20-1211
664	IA	WRIGHT	GUY AND ANCHOR EASEMENT	05/23/20	Evangelical Free Church f/k/a Belmond Bible Church	ITC Midwest LLC	06/18/20	20-1212
665	IA	WRIGHT	VEGETATION MANAGEMENT EASEMENT	05/11/20	Keith S. Allen and Kathleen A. Allen, Husband and Wife	ITC Midwest LLC	06/25/20	20-1262
666	IA	WRIGHT	OVERHANG EASEMENT	06/23/20	The Evangelical Free Church, Belmond, Iowa	ITC Midwest LLC	06/25/20	20-1274
667	IA	WRIGHT	OVERHANG EASEMENT	05/01/20	Joshua J. Johnson, a Single Person; and David W. Johnson and Jacqulyn M. Johnson, Husband and Wife	ITC Midwest LLC	06/25/20	20-1275
668	IL	CARROLL	AMENDED AND RESTATED EASEMENT AGREEMENT	3/3/2020	Kyle Kaatz and Lorie Kaatz, Husband and Wife	ITC Midwest LLC	5/19/2020	2020R-1030
669	IL	CARROLL	AMENDED AND RESTATED EASEMENT AGREEMENT	2/27/2020	Mark R. Schoening and Janice E. Schoening, Husband and Wife	ITC Midwest LLC	5/19/2020	2020R-1031
670	IL	CARROLL	AMENDED AND RESTATED EASEMENT AGREEMENT	6/2/20	Stone Financing, LLC, a Delaware Limited Liability Company	ITC Midwest LLC	6/16/20	2020R-1329
671	IL	CARROLL	ELECTRIC LINE EASEMENT	5/6/20	Joann Badtke, a Single Person; and Joann Badtke and Jan J. Jurgens as Trustees of the Trust created under the Will of Harry Jurgens	ITC Midwest LLC	6/8/20	2020R-1235
672	IL	CARROLL	AMENDED AND RESTATED EASEMENT AGREEMENT	4/29/20	Savanna Portland, LLC, an Illinois Limited Liability Company	ITC Midwest LLC	6/19/20	2020R-1365
673	IL	CARROLL	AMENDED AND RESTATED EASEMENT AGREEMENT	5/4/20	Perry G. Myrick and Nancy Ann Myrick, Husband and Wife	ITC Midwest LLC	6/19/20	2020R-1366
674	IL	CARROLL	AMENDED AND RESTATED EASEMENT AGREEMENT	5/11/20	Richard A. Burns, a Single Person; and Thomas E. Burns and Mi Sook Burns, Husband and Wife	ITC Midwest LLC	6/19/20	2020R-1364
675	IL	CARROLL	AMENDED AND RESTATED EASEMENT AGREEMENT	5/23/20	Ronald E. Dykstra and Marcia D. Dykstra, Husband and Wife; and Craig R. Dykstra and Angie M. Dykstra, Husband and Wife	ITC Midwest LLC	7/9/20	2020R-1575
676	IL	CARROLL	AMENDED AND RESTATED EASEMENT AGREEMENT	6/10/20	First State Bank of Shannon-Polo, a State Banking Corporation having its principal place of business in the Village of Shannon, Illinois, as Trustee under the provisions of a Trust Agreement dated the 1st day of February, 1996, known as Trust Number LT 149	ITC Midwest LLC	7/10/20	2020R-1581
677	IL	CARROLL	AMENDED AND RESTATED EASEMENT AGREEMENT	7/9/20	Bruce Brown and Bruna P. Brown, Husband and Wife; and Debra Gunnarsson, a Single Person	ITC Midwest LLC	8/26/20	2020R-2086
678	IL	CARROLL	AMENDED AND RESTATED EASEMENT AGREEMENT	7/29/20	Joann Badtke, a Single Person; and Joann Badtke and Jan J. Jurgens as Trustees of the Trust created under the Will of Harry Jurgens	ITC Midwest LLC	8/26/20	2020R-2089
679	IL	CARROLL	AMENDED AND RESTATED EASEMENT AGREEMENT	8/20/20	Chicago Title Land Trust Company, as Successor Trustee under the provisions of a trust agreement dated the 30th day of October, 1972, known as Trust Number 3634	ITC Midwest LLC	10/14/20	2020R-2603
680	IL	CARROLL	WARRANTY DEED	10/30/20	William L. Siedenburg, a Single Person	ITC Midwest LLC	10/30/20	2020R-2824
681	IL	CARROLL	AMENDED AND RESTATED EASEMENT AGREEMENT	8/26/20	Savanna Quarry, Inc.	ITC Midwest LLC	11/5/20	2020R-2870
682	IL	CARROLL	ELECTRIC LINE EASEMENT	12/29/20	Ronald C. Smith, a Single Person	ITC Midwest LLC	1/26/21	2021R-0220
683	IL	CARROLL	AMENDED AND RESTATED EASEMENT AGREEMENT	12/1/20	Neumiller Farms, Inc.	ITC Midwest LLC	1/26/21	2021R-0221

	A	B	C	D	E	F	G	H
684	IL	CARROLL	AMENDED AND RESTATED EASEMENT AGREEMENT	6/17/21	Donald J. Nichols and Cathy M. Hamilton-Nichols, Husband and Wife; and Richard J. Nichols, a Single Person	ITC Midwest LLC	7/15/21	2021R-1822
685	IL	CARROLL	ELECTRIC LINE EASEMENT	8/16/21	Savanna York Drainage District a/k/a Savanna and York Drainage District	ITC Midwest LLC	9/3/21	2021R-2310
686	IL	CARROLL	UNDERGROUND ELECTRIC LINE EASEMENT	11/16/21	Neumiller Farms, Inc.	ITC Midwest LLC	12/2/21	2021R-3104
687	MN	BLUE EARTH	FINAL CERTIFICATE AS TO PARCEL 92A EASEMENT	01/25/21	Northern States Power Company, a Minnesota corporation, by its Board of Directors, and ITC Midwest LLC, a Michigan limited liability company, by its governing body	ITC Midwest LLC	07/13/20	260179
688	MN	BLUE EARTH	FINAL CERTIFICATE AS TO PARCEL 92A FEE TITLE	02/16/21	Northern States Power Company, a Minnesota corporation, by its Board of Directors, and ITC Midwest LLC, a Michigan limited liability company, by its governing body	ITC Midwest LLC	07/13/20	260182
689	MN	FARIBAULT	ELECTRIC LINE EASEMENT	05/05/22	Michael Verdoorn and Jeanette Verdoorn, as joint tenants	ITC Midwest LLC	07/13/20	260188
690	MN	FARIBAULT	ELECTRIC LINE EASEMENT	05/05/22	Jason S. Olson and Robyn L. Beach-Olson, as joint tenants	ITC Midwest LLC	10/15/20	A544877
691	MN	FARIBAULT	ELECTRIC LINE EASEMENT	04/21/22	Alan B Korman, as Trustee of The Alan Korman Trust	ITC Midwest LLC	10/23/20	T116685
692	MN	FARIBAULT	WARRANTY DEED	04/13/22	Scott Seiberlich and Susan Seiberlich, Husband and Wife	ITC Midwest LLC	04/18/22	390927
693	MN	FILLMORE	WARRANTY DEED	06/26/20	Menno M. Miller and Sara D. Miller, Married to Each Other	ITC Midwest LLC	07/14/20	427592
694	MN	FREEBORN	OVERHANG EASEMENT	08/04/20	Glenn D. Ruble and Pamela Ruble, Husband and Wife	ITC Midwest LLC	10/23/20	T116686
695	MN	FREEBORN	GUY AND ANCHOR EASEMENT	09/10/20	Thomas W. Jones and Nancy Jones, Husband and Wife; and Elizabeth I. Wulff and Rusty Wulff, Wife and Husband	ITC Midwest LLC	12/08/20	A545879
696	MN	FREEBORN	GUY AND ANCHOR EASEMENT	09/10/20	Thomas W. Jones and Nancy Jones, Husband and Wife; and Elizabeth I. Wulff and Rusty Wulff, Wife and Husband	ITC Midwest LLC	02/04/21	587CR292
697	MN	FREEBORN	ELECTRIC LINE EASEMENT	11/18/20	Hills, LLC, a Limited Liability Company	ITC Midwest LLC	03/02/21	587CR950
698	MN	MARTIN	AMENDED AND RESTATED EASEMENT AGREEMENT	06/02/21	Fox Lake MN LLC	ITC Midwest LLC	06/25/21	2021R-450612
699	MN	MARTIN	AMENDED AND RESTATED EASEMENT AGREEMENT	06/02/21	Fox Lake MN LLC	ITC Midwest LLC	06/25/21	2021R-450612
700	MN	MARTIN	AMENDED AND RESTATED EASEMENT AGREEMENT	06/02/21	Fox Lake MN LLC	ITC Midwest LLC	06/25/21	2021R-450605
701	MN	MARTIN	AMENDED AND RESTATED EASEMENT AGREEMENT	06/02/21	Fox Lake MN LLC	ITC Midwest LLC	06/25/21	2021R-450605
702	MN	MARTIN	ELECTRIC LINE EASEMENT	10/04/21	City of Sherburn, Minnesota	ITC Midwest LLC	10/27/21	389217
703	MN	MARTIN	ELECTRIC LINE EASEMENT	10/05/21	David W. Crissinger and Dorene Renee Crissinger, Husband and Wife	ITC Midwest LLC	12/28/21	2021R-453029
704	MN	MARTIN	ELECTRIC LINE EASEMENT	09/22/21	Philip H. Schafer and Julie Schafer, Husband and Wife	ITC Midwest LLC	12/28/21	2021R-453027
705	MN	MURRAY	ELECTRIC LINE EASEMENT	06/24/20	Brian Busswitz and Pamela Busswitz, Husband and Wife	ITC Midwest LLC	12/28/21	2021R-453028
706	MN	MURRAY	ELECTRIC LINE EASEMENT	06/24/20	Wayne L. Spielman and Joan G. Spielman, Trustees of the Wayne L. Spielman Living Trust dated April 12, 2014, and any amendments thereto; and Joan G. Spielman and Wayne L. Spielman, Trustees of the Joan G. Spielman Living Trust dated April 12, 2014, and any amendments thereto	ITC Midwest LLC	04/21/22	A750914

	A	B	C	D	E	F	G	H
707	MN	MURRAY	GUY AND ANCHOR EASEMENT	06/18/20	Julie McClellan and Gene McClellan, or their successors, as Trustees of the Julie McClellan Trust dated April 7, 2009; and Gene McClellan and Julie McClellan, as Trustees of the Gene McClellan Revocable Living Trust dated April 7, 2009	ITC Midwest LLC	05/11/22	391160
708	MN	MURRAY	GUY AND ANCHOR EASEMENT	07/01/20	Julie McClellan and Gene McClellan, or their successors, as Trustees of the Julie McClellan Trust dated April 7, 2009; and Gene McClellan and Julie McClellan, as Trustees of the Gene McClellan Revocable Living Trust dated April 7, 2009	ITC Midwest LLC	05/11/22	391163
709	MN	RICE	OVERHANG EASEMENT	04/19/22	Kathleen A. M. Aase and Dennis A. Merritt, Wife and Husband	ITC Midwest LLC	05/27/22	391310
710	WI	GRANT	INGRESS AND EGRESS EASEMENT	8/31/20	Eagle View Real Estate, LLC	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	8/31/20	813473
711	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	10/9/20	Dennis J. Addison, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/13/20	814748
712	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	10/8/20	Lloyd Miller, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/13/20	814750
713	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	10/9/20	Donald J. Bahl and Ruth C. Bahl Irrevocable Trust dated June 15, 2015	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/13/20	814753
714	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	9/29/20	SG&S LLC, a Wisconsin limited liability company	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/13/20	814772
715	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	10/1/20	Walter L. Riedl and Linda A. Riedl, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/13/20	814773
716	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	10/1/20	Archie Wimer and Sharon Wimer, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/13/20	814776
717	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	10/1/20	Ronald V. Paar and Nikki J. Paar, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/13/20	814777

	A	B	C	D	E	F	G	H
718	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	9/29/20	Douglas E. Adrian and Jennifer A. Adrian as Trustees of the Adrian Revocable Trust dated August 1, 2017, as may be amended from time to time	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/13/20	814779
719	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	10/9/20	Thomas K. Thompson II and Theresa Thompson, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/16/20	814932
720	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	10/15/20	Torin M. Mumm, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/16/20	814931
721	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	10/14/20	Francis P. Hauk, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/16/20	814930
722	WI	GRANT	ACCESS EASEMENT	10/15/20	Thomas R. Schneider and Patti J. Schneider, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/16/20	814929
723	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	10/22/20	Darleen L. Hale, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/26/20	815158
724	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	10/22/20	Darleen L. Hale, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/26/20	815159
725	WI	GRANT	ACCESS EASEMENT	10/22/20	Darleen L. Hale, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/26/20	815160
726	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	10/16/20	Dale F. Jasper and Barbara E. Jasper, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/26/20	815161
727	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	10/19/20	Gary Yunk a/k/a Gary V. Yunk and Victoria L. Yunk, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/26/20	815162
728	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	10/21/20	James Breuer, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/26/20	815164
729	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	10/21/20	Roy F. Mumm, a Single Person (Contract Seller); and Heath F. Mumm and Lindsey A. Mumm, Husband and Wife (Contract Buyers)	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/26/20	815163
730	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	10/16/20	Kathleen M. Lenz a/k/a Kathleen Lenz, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/26/20	815165

	A	B	C	D	E	F	G	H
731	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	10/28/20	Steven L. Muldoon, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/29/20	815274
732	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	10/24/20	Rob Lopes and Shelby Lopes, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/29/20	815275
733	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	10/28/20	David C. Vesperman and Linda J. Vesperman, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/29/20	815276
734	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	10/13/20	Wings Over Wisconsin - Southwest Chapter	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/30/20	815352
735	WI	GRANT	ACCESS EASEMENT	10/23/20	Jeffrey H. Widmayer, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/30/20	815353
736	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	10/29/30	Dennis R. Kelly, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/30/20	815354
737	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	10/30/20	Kurt M. Snider, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/30/20	815355
738	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	10/27/20	Esser Brothers Limited Partnership, a Wisconsin Limited Partnership	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/30/20	815356
739	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	10/27/20	Joshua A. Mumm, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/30/20	815357
740	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	10/27/20	David S. Odegard and Jill C. Odegard, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	10/30/20	815330
741	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	10/26/20	Leon Mark Loy, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/2/20	815370
742	WI	GRANT	ACCESS EASEMENT	11/3/20	Hurricane Hills, LLC, a Wisconsin Limited Liability Company	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/5/20	815477

	A	B	C	D	E	F	G	H
743	WI	GRANT	ACCESS EASEMENT	11/4/20	Peter J. Lenz and Carol J. Lenz, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/6/20	815529
744	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	11/5/20	Burdette F. Pagenkopf and Phyllis Pagenkopf as Trustees of the Burdette F. Pagenkopf and Phyllis Pagenkopf Irrevocable Trust	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/6/20	815531
745	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	11/5/20	Joseph E. Lolwing and Annette J. Lolwing, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/6/20	815530
746	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	11/5/20	Hi View Shorthorns, Inc., a Wisconsin Corporation	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/6/20	815532
747	WI	GRANT	ACCESS EASEMENT	11/5/20	Hi View Shorthorns, Inc., a Wisconsin Corporation	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/6/20	815533
748	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	11/5/20	Helen M. Klaas, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/13/20	815686
749	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	11/2/20	Darren S. Katzung and Tammie L. Katzung, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/13/20	815687
750	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	11/5/20	Toad Valley LLC	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/19/20	815881
751	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	11/5/20	Toad Valley LLC	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/19/20	815882
752	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	11/12/20	Vkkalnins LLC	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/19/20	815883
753	WI	GRANT	ACCESS EASEMENT	11/12/20	Gary D. Stelpflug and Chris M. Stelpflug, Trustees of the Stelpflug Living Trust dated April 3, 2014	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/19/20	815880
754	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	11/12/20	Jonathon Ragatz a/k/a Jonathan Ragatz and Allison Ragatz, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/19/20	815879
755	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	11/12/20	Jerald L. Stanfley, as Trustee of the Jerald L. Stanfley Irrevocable Trust dated 5/22/14	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/19/20	815878

	A	B	C	D	E	F	G	H
756	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	11/11/20	Audrey J. Loy a/k/a Audrey Loy, a Single Person; David Loy and Amy Loy, Husband and Wife; and Derek Loy and Cassandra Lynne Loy, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/19/20	815877
757	WI	GRANT	ACCESS EASEMENT	11/12/20	Dan H. Hershberger and Malinda M. Hershberger, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/19/20	815876
758	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	11/13/20	Daniel D. Helmuth, Jr. and Iva S. Helmuth, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/19/20	815875
759	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	11/9/20	Arlene M. Degenhardt, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/19/20	815873
760	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	11/9/20	Cindy A. Fuchs a/k/a Cindy A. Molzof, a Single Person; and Robert Joseph Fuchs, Jr., a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/19/20	815874
761	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	11/16/20	Brian L. Cathman, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/23/20	815985
762	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	11/17/20	RJ Foley Holdings, LLC, a Wisconsin Limited Liability Company	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/23/20	815986
763	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	11/19/20	John F. Clauer and Margaret Ann Clauer, Husband and Wife (Contract Sellers); and Kevin A. Clauer, a Single Person (Contract Buyer)	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/23/20	815987
764	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	11/19/20	Kevin A. Clauer, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/23/20	815988
765	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	11/16/20	Ralph J. Mumm, a Single Person (Contract Seller); and Randall J. Hampton and Tammy M. Hampton, Husband and Wife, and Ronald L. Hampton and Chantel Hampton, Husband and Wife (Contract Buyers)	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/23/20	815989
766	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	11/13/20	Robert Stader a/k/a Robert E. Stader and Teresa Stader a/k/a Teresa A. Stader, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/23/20	815990
767	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	11/19/20	Washburn Farm LLC, a Wisconsin limited liability company	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/23/20	815991

	A	B	C	D	E	F	G	H
768	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	11/24/20	Zenz Farms, LLC, a Wisconsin Limited Liability Company	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	12/8/20	816341
769	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	11/24/20	Zenz Farms, LLC, a Wisconsin Limited Liability Company	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	12/8/20	816342
770	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	12/2/20	B & B Farms, LLC, a Wisconsin limited liability company	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	12/8/20	816343
771	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	11/28/20	Bernard B. Lease and MacKenzie A. Lease, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	12/8/20	816344
772	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	11/17/20	Majestic View Land, LLC, a Wisconsin Limited Liability Company	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	12/8/20	816345
773	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	11/17/20	Majestic View Land, LLC, a Wisconsin Limited Liability Company	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	12/8/20	816346
774	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	11/17/20	David J. McMahon, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	12/8/20	816347
775	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	11/12/20	Frederick J. Gruender and Donita J. Gruender, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	12/8/20	816348
776	WI	GRANT	ELECTRIC TRANSMISSION LINE, ACESS, AND TEMPORARY ACCESS EASEMENT	11/20/20	Lawrence M. Wiest, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	12/8/20	816350
777	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	11/16/20	Progress Plus, L.L.C.	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	12/8/20	816351
778	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	12/9/20	Jamey R. Kite, as Trustee, or successor(s), of the David L. Kite and Kathleen A. Kite Irrevocable Trust dated 11/15/2018	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	12/11/20	816481
779	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	12/1/20	Jean W. Heiner Trust Under an Agreement Dated 8/24/2009, Jean W. Heiner, Trustee	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	12/11/20	816487
780	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	12/9/20	John M. Noel and Debra A. Noel as Trustees of the John M. Noel and Debra A. Noel Irrevocable Trust dated September 10, 2015	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	12/11/20	816488

	A	B	C	D	E	F	G	H
781	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	12/1/20	John P. Heiner, Jr., Trustee of the John P. Heiner, Jr. Trust Dated March 2, 2002, as amended	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	12/11/20	816489
782	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	10/28/20	Peacefulness, LLC, a Nevada Series Limited Liability Company	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	12/11/20	816490
783	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	11/30/20	Steven Lopes and Patricia Lopes, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	12/11/20	816491
784	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	12/4/20	Wayne C. Junk a/k/a Wayne Junk, a Single Person (Contract Seller); and Richard A. Junk and Cheryl Junk, Husband and Wife, Kevin A. Junk and Regina Junk, Husband and Wife, Cody A. Junk, a Single Person, and Tyler W. Junk and Kacey R. Junk, Husband and Wife (Contract Buyers)	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	12/11/20	816492
785	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	12/16/20	Jeff Reuter and Ellen Reuter, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	12/21/20	816778
786	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	12/21/20	LM Helbing, LLC	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	1/6/21	817160
787	WI	GRANT	ACCESS EASEMENT	12/1/20	Patrick E. Griswold and Jane M. Griswold, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	1/8/21	817256
788	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	12/14/20	William Driscoll a/k/a William J. Driscoll and Joan Driscoll a/k/a Joan M. Driscoll, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	1/8/21	817257
789	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	11/13/20	Gustav K. Klug and Patricia Klug Revocable Living Trust dated January 6, 2009, a Life Estate; William G. Klug and Sandra Becker Klug, Husband and Wife; and Constance A. Jemison and Gerald Jemison, Wife and Husband	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	1/8/21	817258
790	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	12/10/20	Julee R. Helt and Michael J. Helt, Wife and Husband; Ted J. Behncke and Rosario V. Behncke, Husband and Wife; Gregory S. Behncke and Juanita J. Behncke, Husband and Wife; Jennifer J. Shipley and John M. Shipley, Wife and Husband; and Judith A. Behncke and Maynard V. Behncke, Wife and Husband	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	1/8/21	817259
791	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	12/23/20	Timothy G. Adams and Amy J. Adams, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	1/8/21	817260

	A	B	C	D	E	F	G	H
792	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	12/7/20	Rhea M. Glasson, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	1/8/21	817262
793	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	12/22/20	James D. Kite and Linda J. Kite as Trustees of the James D. Kite and Linda J. Kite Irrevocable Trust dated November 4, 2020	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	1/8/21	817261
794	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	12/23/20	Paul J. Adams and Lorrie A. Adams, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	1/25/21	817611
795	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	1/7/21	Randy G. Koelker and Bernice A. Koelker, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	1/25/21	817610
796	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	12/17/20	Todd Klaas a/k/a Todd H. Klaas, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	1/25/21	817608
797	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	1/19/21	Pigeon Creek Land, LLC, a Wisconsin limited liability company	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	1/25/21	817609
798	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	1/27/21	Matthew J. Stader and Becky L. Stader, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/2/21	817843
799	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	1/27/21	Matthew J. Stader and Becky L. Stader, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/2/21	817844
800	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	1/29/21	James E. Kirschbaum and Toni L. Kirschbaum Family Trust dated March 19, 2009	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/2/21	817845
801	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	1/28/21	Stuart H. Harper and Sally D. Harper, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/11/21	818088
802	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	2/9/21	Mark L. McMahon and Andrea K. McMahon, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/11/21	818089
803	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	2/9/21	Mark L. McMahon and Andrea K. McMahon, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/11/21	818090

	A	B	C	D	E	F	G	H
804	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	2/10/21	The James E. Kirschbaum and Toni L. Kirschbaum Family Trust, dated March 19, 2009	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/11/21	818113
805	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	12/15/20	Joseph M. Schwarzmann and Judith A. Schwarzmann, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/12/21	818121
806	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	1/20/21	Rodney J. Millin and Nadine Millin, Husband and Wife; James F. Millin and Helen Millin, Husband and Wife; and Daniel P. Millin and Cindy Millin, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/12/21	818122
807	WI	GRANT	ACCESS EASEMENT	1/28/21	S and S Rocky Ridge Farms, LLC, a Wisconsin limited liability corporation	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/12/21	818123
808	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	1/21/21	Conrad T. Pallen and Debra L. Pallen, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/12/21	818124
809	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	1/15/21	Trustee of the Chambliss-Derouen Trust u/a dated February 4, 2013	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/12/21	818125
810	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	1/31/21	Gary Charles Granville and Beth Ann Granville, as Co-Trustees of the Granville Income Trust, U/A daed September 26, 2015	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/12/21	818126
811	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	1/26/21	Gene Mazewski, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/12/21	818127
812	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	1/29/21	Charles R. Cornett and Catherine A.G. Cornett, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/18/21	818242
813	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	1/18/21	Patrick R. Schroeder a/k/a Patrick Richard Schroeder and Karen H. Schroeder, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/18/21	818243
814	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	1/15/21	Roger A. Graney and Janet T. Graney, as trustees of the Roger A. Graney and Janet T. Graney Irrevocable Trust dated December 2, 2019	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/18/21	818244
815	WI	GRANT	ACCESS EASEMENT	2/17/21	James R. Moore and Pamela K. Moore, Husband and Wife; and Robert A. Moore and Cindy L. Moore, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/26/21	818457
816	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	2/17/21	James R. Moore and Pamela K. Moore, Husband and Wife; and Robert A. Moore and Cindy L. Moore, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/26/21	818458

	A	B	C	D	E	F	G	H
817	WI	GRANT	ACCESS EASEMENT	2/23/21	Jonathon Ragatz a/k/a Jonathan Ragatz and Allison Ragatz, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/26/21	818459
818	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	2/23/21	Coon Hollow Road, LLC, a Wisconsin limited liability company	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/26/21	818453
819	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	2/17/21	Larry J. Klaas and Sherry J. Klaas, as Trustees of the Larry J. Klaas and Sherry J. Klaas Irrevocable Trust dated December 23, 2015	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/26/21	818460
820	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	2/17/21	Larry J. Klaas and Sherry J. Klaas, as Trustees of the Larry J. Klaas and Sherry J. Klaas Irrevocable Trust dated December 23, 2015	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/26/21	818461
821	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	2/17/21	Gudenkauf Family Farm, L.L.C., a Wisconsin Limited Liability Company	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/26/21	818454
822	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	2/15/21	Haines Land, LLC, a Wisconsin Limited Liability Company	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/26/21	818456
823	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	2/22/21	Patrick R. Schroeder and Karen H. Schroeder, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	3/8/21	818698
824	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	2/23/21	Adam Mossner and Stepfanie Mossner, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	3/8/21	818699
825	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	2/25/21	Bart W. Axtell, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	3/8/21	818700
826	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	2/25/21	Elam Buttles and Barbara Buttles, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	3/8/21	818701
827	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	3/8/21	DD Dotre Riverwood Farm, LLC, a Wisconsin Limited Liability Company	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	3/10/21	818744
828	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	3/11/21	Daniel Pagenkopf and Nancy Pagenkopf, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	3/17/21	818927

	A	B	C	D	E	F	G	H
829	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	1/14/21	Kent L. Okey a/k/a Kent Okey, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	3/17/21	818928
830	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	3/2/21	Eagle Creek Midwest LLC, a Delaware limited liability company	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	3/17/21	818930
831	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	3/12/21	Henry N. Hershberger a/k/a Henry Hershberger and Clara L. Hershberger, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	3/17/21	818931
832	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	3/12/21	James D. Kite and Linda J. Kite, Husband and Wife (Contract Sellers); and Henry N. Hershberger and Clara L. Hershberger, Husband and Wife (Contract Buyers)	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	3/17/21	818932
833	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	1/14/21	Charles F. Pitzen and Cassinda Pitzen, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	3/17/21	818929
834	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	3/17/21	Melvin L. Michek and Kathleen Michek, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	3/18/21	818951
835	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	3/5/21	Ronald J. Iverson and Judy C. Iverson, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	3/26/21	819185
836	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	3/10/21	Eric J. Glasson, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	4/8/21	819564
837	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	4/15/21	Lula Koethe Washburn Farm, L.L.C.	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	4/23/21	820014
838	WI	GRANT	ACCESS EASEMENT	4/29/21	Darleen L. Hale, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	5/14/21	820668
839	WI	GRANT	ACCESS EASEMENT	5/4/21	Henry N. Hershberger a/k/a Henry Hershberger and Clara L. Hershberger, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	5/14/21	820669
840	WI	GRANT	ACCESS EASEMENT	5/10/21	Wayne C. Junk a/k/a Wayne Junk, a Single Person (Contract Seller); and Richard A. Junk and Cheryl Junk, Husband and Wife, Kevin A. Junk and Regina Junk, Husband and Wife, Cody A. Junk, a Single Person, and Tyler W. Junk and Kacey R. Junk, Husband and Wife (Contract Buyers)	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	5/14/21	820670

	A	B	C	D	E	F	G	H
841	WI	GRANT	ACCESS EASEMENT	5/18/21	Kevin A. Clauer, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	6/2/21	821134
842	WI	GRANT	ACCESS EASEMENT	5/27/21	Matthew J. Stader and Becky L. Stader, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	6/2/21	821135
843	WI	GRANT	ACCESS EASEMENT	5/26/21	Robert Stader and Teresa Stader, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	6/2/21	821136
844	WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	5/19/21	Good Hope Land Company, LLC	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	7/7/21	822100
845	WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE, ACESS, AND TEMPORARY ACCESS EASEMENT	7/12/21	Lawrence M. Wiest, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	7/15/21	822329
846	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	6/22/21	Wisconsin Power and Light Company, a Wisconsin corporation	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	8/2/21	822796
847	WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	6/22/21	Wisconsin Power and Light Company, a Wisconsin corporation	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	8/2/21	822797
848	WI	GRANT	ACCESS EASEMENT	9/15/21	Randy G. Koelker and Bernice A. Koelker, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	9/22/21	824086
849	WI	GRANT	ELECTRIC TRANSMISSION LINE AND TEMPORARY CONSTRUCTION EASEMENT	10/29/21	Eagle View Real Estate, LLC	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	11/19/21	825690
850	WI	GRANT	ACCESS EASEMENT	11/23/21	Kent L. Okey a/k/a Kent Okey, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/1/21	825899
851	WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	1/5/22	Timothy G. Adams and Amy J. Adams, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/16/22	827756
852	WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	1/27/22	The James E. Kirschbaum and Toni L. Kirschbaum Family Trust, dated March 19, 2009	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/23/22	827910
853	WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	1/27/22	Kurt M. Snider, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	2/23/22	827911

	A	B	C	D	E	F	G	H
854	WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	2/3/22	Toad Valley LLC	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	3/28/22	828606
855	WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	2/23/22	Joseph E. Lolwing and Annette J. Lolwing, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	3/28/22	828607
856	WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	2/21/22	Rob Lopes and Shelby Lopes, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	4/13/22	828994
857	WI	GRANT	ADDITIONAL ACCESS EASEMENT	2/15/22	James R. Moore and Pamela K. Moore, Husband and Wife; and Robert A. Moore and Cindy L. Moore, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	4/14/22	829003
858	WI	GRANT	TEMPORARY CONSTRUCTION EASEMENT	3/21/22	Wisconsin Power and Light Company, a Wisconsin corporation	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	4/19/22	829116
859	WI	GRANT	AFFIDAVIT OF OWNERSHIP OF AN ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	4/14/22	Gerald J. Weber, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	4/21/22	829165
860	WI	GRANT	AFFIDAVIT OF OWNERSHIP OF AN ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	4/14/22	Wepking Farms, a partnership, a/k/a Wepking Farms, a Wisconsin Partnership, by its partners, Kathryn Bayuk, a/k/a Catherine A. Bayuk, Alan Wepking, and Barbara Donar, a/k/a Barbara R. Alexander, et al.	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	4/21/22	829168
861	WI	GRANT	AFFIDAVIT OF OWNERSHIP OF AN ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	4/14/22	Wepking Farm Partnersihp, a/k/a Wepking Farms, a Wisconsin Partnership, by its partners, Kathryn Bayuk, a/k/a Catherine A. Bayuk, Alan Wepking, and Barbara Donar, a/k/a Barbara R. Alexander, et al.	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	4/21/22	829166
862	WI	GRANT	TEMPORARY CONSTRUCTION EASEMENT	3/30/22	Gustav K. Klug and Patricia Klug Revocable Living Trust dated January 6, 2009, a Life Estate; William G. Klug and Sandra Becker Klug, Husband and Wife; and Constance A. Jemison and Gerald Jemison, Wife and Husband	ITC Midwest LLC, Dairyland Power Cooperative, American Trasmission Company LLC, and ATC Management Inc.	5/3/22	829453
863	IA	BENTON	ELECTRIC LINE EASEMENT	08/12/20	Franzenburg Farms, Inc.	ITC Midwest LLC	9/16/2020	20-4103
864	IA	BENTON	OVERHANG EASEMENT	08/12/20	Franzenburg Farms, Inc.	ITC Midwest LLC	9/16/2020	20-4102
865	IA	BENTON	OVERHANG EASEMENT	12/22/20	Michael J. Medhurst and Sada J. Ackerman	ITC Midwest LLC	2/16/2021	21-0711
866	IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	01/05/21	Frank B. & Sharon M. Steele	ITC Midwest LLC	2/16/2021	2021-0523
867	IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	01/06/21	Joseph E. Blaha	ITC Midwest LLC	2/16/2021	2021-0521
868	IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	01/13/21	Matthew & Christina Cibula	ITC Midwest LLC	2/16/2021	2021-0522
869	IA	BENTON	ELECTRIC LINE EASEMENT	02/02/21	Craig & Julie Mantz	ITC Midwest LLC	3/9/2021	21-1099

	A	B	C	D	E	F	G	H
870	IA	BENTON	OVERHANG EASEMENT	02/02/21	Craig & Julie Mantz	ITC Midwest LLC	3/9/2021	21-1101
871	IA	BENTON	ELECTRIC LINE EASEMENT	02/05/21	Steven M. Thorman Testamentary Trust, MidWestOne Bank, Trustee	ITC Midwest LLC	3/9/2021	21-1100
872	IA	BENTON	OVERHANG EASEMENT	12/06/21	Garling Construction, Inc.	ITC Midwest LLC	1/20/2022	22-0257
873	IA	BENTON	OVERHANG EASEMENT	12/17/21	Bradley G. Cook, L.L.C.	ITC Midwest LLC	1/20/2022	22-0256

Exhibit B

SUBORDINATION TERMS

The unsecured permitted indebtedness evidenced by this instrument is subordinated and subject in right of payment to the prior payment in full of all Senior Debt Obligations (as hereinafter defined) of ITC Midwest LLC, a limited liability company formed under the laws of the State of Michigan (the “Company”). Each holder of this instrument, by its acceptance hereof, agrees to and shall be bound by all the provisions hereof.

All capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Twelfth Supplemental Indenture, dated as of August 2, 2022 (as in effect on the date hereof, the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”).

The term “Senior Debt Obligations”, as used herein, shall include all, loans, advances, debts, liabilities and obligations, howsoever arising (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising (collectively, as used herein, “Obligations”) of the Company now or hereafter existing in respect of Senior Debt (as defined herein) and any amendments, modifications, deferrals, renewals or extensions of any such Senior Debt, or of any notes or evidences of indebtedness heretofore or hereafter issued in evidence of or in exchange for any such Obligation, whether for principal, interest (including interest payable in respect of any such Obligations subsequent to the commencement of any proceeding against or with respect to the Company under any chapter of the Bankruptcy Code, 11 U.S.C. § 101 et seq. (the “Bankruptcy Code”), or any provision of corresponding bankruptcy, insolvency or commercial reorganization legislation of any other jurisdiction, whether or not such interest is an allowed claim enforceable against the debtor, and whether or not the holder of such obligation would be otherwise entitled to receive dividends or payments with respect to any such interest or any such proceeding), premium (including Make-Whole Amount), if any, fees, expenses or otherwise.

The term “Senior Debt”, as used herein, shall mean (i) all Senior Secured Debt and (ii) all unsecured Debt of the Company permitted to be incurred by the Company pursuant to the Mortgage Indenture or the Supplemental Indenture which is not subject to any subordination terms whether or not similar to those set forth in this instrument.

The term “Subordinated Debt”, as used herein, shall mean all Obligations of the Company evidenced by this instrument owing to any Person now or hereafter existing hereunder (whether created directly or acquired by assignment or otherwise), whether for principal, interest (including, without limitation, interest accruing after the filing of a petition initiating any bankruptcy proceeding described in the definition of Senior Debt Obligations, whether or not such interest accrues after the filing of such petition for purposes of the Bankruptcy Code or is an allowed claim in such proceeding), fees, expenses or otherwise.

On and after the Closing Date, no payment on account of principal, interest, fees, premium, expenses or otherwise on this Subordinated Debt shall be made by the Company in cash or otherwise unless (a) full payment of all amounts then due and payable on all Senior Debt Obligations has been made, (b) such payment would be permitted by the Indenture and any Senior Debt Document (as defined below) and (c) immediately after giving effect to such payment, there shall not exist any Default or Event of Default. Any such payment permitted pursuant to this paragraph is hereinafter referred to as a “Permitted Payment”. For the purposes of these provisions, no Senior Debt Obligations shall be deemed to have been paid in full until the obligee of such Senior Debt Obligations shall have received payment in full in cash and 91 days shall have elapsed since the date of receipt of such payment.

Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, then and in any such event all principal, premium and interest and all other amounts due or to become due upon all Senior Debt Obligations shall first be paid in full before the holders of the Subordinated Debt shall be entitled to retain any assets so paid or distributed in respect of the Subordinated Debt (whether for principal, premium, interest or otherwise), and upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Subordinated Debt would be entitled, except as otherwise provided herein, shall be paid pro rata among the holders of Senior Debt Obligations by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Subordinated Debt if received by them. So long as any Senior Debt Obligations are outstanding, the holder of this instrument shall not commence, or join with any creditor other than the Trustee or the Senior Debt Parties (as hereinafter defined) in commencing, or directly or indirectly causing the Company to commence, or assist the Company in commencing, any proceeding referred to in the preceding sentence.

The holder of this instrument hereby irrevocably authorizes and empowers (without imposing any obligation on) each Person (each such Person a “Senior Debt Party” and collectively, the “Senior Debt Parties”) that has entered into an agreement, instrument, or other document evidencing or relating to any Senior Debt Obligation (each such agreement, instrument or other document, a “Senior Debt Document”) as a lender or creditor and such Senior Debt Party’s representatives, under the circumstances set forth in the immediately preceding paragraph, to demand, sue for, collect and receive every such payment or distribution described therein and give acquittance therefor, to file claims and proofs of claims in any statutory or nonstatutory proceeding, to vote such Senior Debt Party’s ratable share of the full amount of the Subordinated Debt evidenced by this instrument in its sole discretion in connection with any resolution, arrangement, plan of reorganization, compromise, settlement or extension and to take all such other action (including, without limitation, the right to participate in any composition of creditors and the right to vote such Senior Debt Party’s ratable share of the full amount of the Subordinated Debt at creditors’ meetings for the election of trustees, acceptances of plans and otherwise), in the name of the holder of the Subordinated Debt evidenced by this instrument or otherwise, as such Senior Debt Party’s representatives may deem necessary or desirable for the enforcement of the subordination provisions of this instrument. The holder of this instrument shall execute and deliver to each Senior Debt Party and such holder’s representatives all such further instruments confirming the foregoing authorization, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action as may be reasonably requested by such holder or such holder’s representatives in order to enable such holder to enforce all claims upon or in respect of such holder’s ratable share of the Subordinated Debt evidenced by this instrument.

The holder of this instrument shall not, without the prior written consent of the Senior Debt Parties, have any right to accelerate payment of, or institute any proceeding to enforce, the Subordinated Debt so long as any Senior Debt Obligations are outstanding, unless and until all Senior Debt Parties have accelerated payment thereof and commenced proceedings to enforce such Senior Debt Obligations.

After the payment in full of all amounts due in respect of Senior Debt Obligations, the holder or holders of the Subordinated Debt shall be subrogated to the rights of the Senior Debt Parties to receive payments or distributions of cash, property or securities of the Company applicable to Senior Debt Obligations until the principal of, premium on, interest on and all other amounts due or to become due with respect to the Subordinated Debt shall be paid in full subject to the terms and conditions of the Subordinated Debt or of any agreement among the holders of the Subordinated Debt and other Subordinated Debt of the Company.

If any payment (other than a Permitted Payment) or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the holder of the Subordinated Debt in such capacity before all Senior Debt Obligations are paid in full, such payment or distribution will be held in trust for the benefit of, and shall be immediately paid over pro rata among the Senior Debt Parties, for application to the payment in full of Senior Debt Obligations, until all Senior Debt Obligations shall have been paid in full.

Nothing contained in this instrument is intended to or shall impair as between the Company, its creditors (other than the Senior Debt Parties) and the holders of the Subordinated Debt, the obligations of the Company to pay to the holders of the Subordinated Debt, as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the holders of the Subordinated Debt and creditors of the Company (other than the Senior Debt Parties).

The Senior Debt Parties shall not be prejudiced in their rights to enforce the subordination contained herein in accordance with the terms hereof by any act or failure to act on the part of the Company.

The holder of this instrument agrees to execute and deliver such further documents and to do such other acts and things as the Senior Debt Parties may reasonably request in order fully to effect the purposes of these subordination provisions. Each holder of this instrument by its acceptance hereof authorizes and directs the trustee or other representative, if any, of the Subordinated Debt represented by this instrument on its behalf to take such further action as may be necessary to effectuate the subordination as provided herein and appoints such trustee or other representative, if any, as its attorney-in-fact for any and all such purposes.

The subordination effected by these provisions, and the rights of the Senior Debt Parties, shall not be affected by (i) any amendment of, or addition or supplement to, the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations, (ii) any exercise or non-exercise of any right, power or remedy under or in respect to the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations or (iii) any waiver, consent, release, indulgence, extension, renewal, modification, delay, or other action, inaction or omission, in respect of the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations; whether or not any holder of any Subordinated Debt shall have had notice or knowledge of any of the foregoing.

No failure on the part of any Senior Debt Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor all any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

The holder of this instrument and the Company each hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Debt Obligations and these terms of subordination and any requirement that the Trustee or any Senior Debt Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right to take any action against the Company or any other Person or any Mortgaged Property.

These terms of subordination shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt Obligations is rescinded or must otherwise be returned by the Trustee or any Senior Debt Party upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

The provisions of these terms of subordination constitute a continuing agreement and shall (i) remain in full force and effect until the indefeasible payment in full of the Senior Debt Obligations and the termination or expiration of all obligations to extend credit under the Senior Debt Documents, (ii) be binding upon the holder of this instrument, the Company and its successors, transferees and assignees and (iii) inure to the benefit of, and be enforceable by, the Trustee and each Senior Debt Party. Without limiting the generality of the foregoing clause (iii), each Senior Debt Party may assign or otherwise transfer all or any portion of its rights and obligations under all or any of the Senior Debt Documents to any other Person (to the extent permitted by the Senior Debt Documents), and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Senior Debt Party herein or otherwise.

This instrument shall be governed by and construed in accordance with, the laws of the State of New York.

Exhibit C

This Bond has not been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to the securities laws of any state. Accordingly, this Bond may not be offered, sold or otherwise transferred (1) except in accordance with an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws or (2) unless this Bond is registered under the Securities Act and any applicable state securities laws.

ITC Midwest LLC

3.87% First Mortgage Bonds, Series K due 2027

Original Interest Accrual Date: October 12, 2022

Stated Maturity: October 12, 2027

Interest Rate: 3.87% per annum

Interest Payment Dates: April 12 and October 12

Regular Record Dates: March 28 and September 27

This Bond is a Security within the
meaning of the within-mentioned Indenture.

Registered No. [RB - ]	October 12, 2022
$[ ][2]	PPN [●]

ITC Midwest LLC, a limited liability company duly organized and existing under the laws of the State of Michigan (herein called the “Company”, which term includes any Successor Corporation under the Indenture referred to below), for value received, hereby promises to pay to [                     ], or its registered assigns, the principal sum of [                                     ] DOLLARS ($ _____ ) on the Stated Maturity specified above, and to pay interest (a) thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on April 12, 2023 and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.87% and (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so timely paid or duly provided for shall forthwith cease to be payable to the Bondholder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Bondholders not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

[2]	Reference is made to Schedule A attached hereto with respect to the amount of principal paid hereon and the last date to which interest has been paid hereon.

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication: _______________

THE BANK OF NEW YORK Mellon TRUST COMPANY, N.A.
as Trustee

By:
Authorized Officer

Capitalized terms used in this Bond and not otherwise defined herein shall have the meaning assigned to such term in the Indenture.

Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture (referred to below), payment of the principal of and Make-Whole Amount, if any, on this Bond and interest hereon at Maturity shall be made upon presentation of this Bond at the office or agency of the Trustee at c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfers/Redemption, or at such other office or agency as may be designated for such purpose by the Company from time to time in accordance with the Indenture. Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture, payment of interest on this Bond (other than interest at Maturity) shall be made as set forth in Section 3.07 of the Original Indenture (as defined below). Payment of the principal of and Make-Whole Amount, if any, and interest on this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Bond is one of a duly authorized issue of securities of the Company (all such series of securities herein called the “Securities”) issued and issuable in one or more series under and equally secured by a First Mortgage and Deed of Trust dated as of January 14, 2008 (such indenture as originally executed and delivered herein called the “Original Indenture” and as supplemented and modified by any and all indentures supplemental thereto, including the Supplemental Indenture referred to below, being herein called the “Indenture”), and has been issued pursuant to that certain Twelfth Supplemental Indenture, dated as of August 2, 2022 (the “Supplemental Indenture”), each of the Original Indenture and the Twelfth Supplemental Indenture being between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a description of the property mortgaged, pledged and held in trust as security for payment of all amounts due under this Bond, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities (including the Securities of this series) are, and are to be, authenticated and delivered and secured. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Bond is one of the series of Securities designated above.

Notwithstanding anything to the contrary in Section 1.18 of the Original Indenture, in the Supplemental Indenture or in this Bond, if the Stated Maturity or any Redemption Date of this Bond shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Original Indenture or the Supplemental Indenture or this Bond) payment of interest on or principal (and premium, if any) of this Bond due at the Stated Maturity or on any Redemption Date thereof need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Stated Maturity or on any Redemption Date thereof, provided that interest shall accrue on the Outstanding principal amount of this Bond due at the Stated Maturity or on any Redemption Date thereof until the date of actual payment. Interest hereon will be computed on the basis of a 360-day year of twelve 30-day months.

This Bond is subject to mandatory redemption under the circumstances set forth in Section 5.01 of the Original Indenture and as set forth in Section 2.03 of the Supplemental Indenture. This Bond is subject to redemption at the option of the Company, in whole or in part, as set forth in Section 2.04 of the Supplemental Indenture.

If an Event of Default, as defined in the Indenture, occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.

The Original Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Original Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities and for certain other purposes with the consent of all Holders of affected Securities. The Original Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities then Outstanding, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest and any Make-Whole Amount on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Security Register, upon surrender of this Bond for registration of transfer at the office or agency of the Trustee, which as of the date hereof is located at c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfers/Redemption, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto as Annex A duly executed by the Holder hereof, or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $250,000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series and Tranche, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Bond or Bonds to be exchanged at the office or agency of the Trustee at c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfers/Redemption, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith in accordance with the Indenture.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the absolute owner hereof for all purposes, whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are not entitled to the benefit of any sinking fund.

As provided in Section 2.05 of the Supplemental Indenture, except as may be agreed to by the Holder hereof in connection with an offer made to all Holders of the Securities of this series on the same terms and conditions, the Company shall not and shall not permit any Affiliate of the Company to purchase, redeem or otherwise acquire, directly or indirectly, this Bond, except upon the payment or redemption of this Bond in accordance with the terms of the Indenture. The Company will promptly cause the Trustee to cancel this Bond once acquired by it or any Affiliate of the Company pursuant to any payment, redemption or purchase of this Bond pursuant to any provision of the Indenture and no Bonds may be issued in substitution or exchange for this Bond.

As provided in Section 16.01 of the Original Indenture, no recourse shall be had for the payment of the principal of or Make-Whole Amount, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, organizer, member, manager, stockholder, officer, director or employee, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities (including the Bonds) are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities (including the Bonds).

Demand, presentment, protest and notice of non-payment and protest are hereby waived by the Company.

This Bond shall be governed by and construed in accordance with the law of the State of New York, except that (i) if this Bond shall become qualified and shall become subject to the Trust Indenture Act, to the extent that the Trust Indenture Act shall be applicable, this Bond shall be governed by and construed in accordance with the Trust Indenture Act and (ii) if the law of any jurisdiction wherein any portion of the Mortgaged Property is located shall govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property, this Bond shall be governed by and construed in accordance with the law of such jurisdiction to the extent mandatory.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Bond shall not be entitled to any benefit as a Security under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ITC MIDWEST LLc

By: ITC Holdings Corp., as Sole Member

By:

Name:
Title:

Date: _______________

Exhibit D

This Bond has not been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to the securities laws of any state. Accordingly, this Bond may not be offered, sold or otherwise transferred (1) except in accordance with an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws or (2) unless this Bond is registered under the Securities Act and any applicable state securities laws.

ITC Midwest LLC

4.53% First Mortgage Bonds, Series L due 2052

Original Interest Accrual Date: October 12, 2022

Stated Maturity: October 12, 2052

Interest Rate: 4.53% per annum

Interest Payment Dates: April 12 and October 12

Regular Record Dates: March 28 and September 27

This Bond is a Security within the
meaning of the within-mentioned Indenture.

Registered No. [RB - ]	October 12, 2022
$[ ][3]	PPN [●]

ITC Midwest LLC, a limited liability company duly organized and existing under the laws of the State of Michigan (herein called the “Company”, which term includes any Successor Corporation under the Indenture referred to below), for value received, hereby promises to pay to [                     ], or its registered assigns, the principal sum of [                                     ] DOLLARS ($ _____ ) on the Stated Maturity specified above, and to pay interest (a) thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on April 12, 2023 and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.53% and (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so timely paid or duly provided for shall forthwith cease to be payable to the Bondholder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Bondholders not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

[3]	Reference is made to Schedule A attached hereto with respect to the amount of principal paid hereon and the last date to which interest has been paid hereon.

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication: _______________

THE BANK OF NEW YORK Mellon TRUST COMPANY, N.A.
as Trustee

By:
Authorized Officer

Capitalized terms used in this Bond and not otherwise defined herein shall have the meaning assigned to such term in the Indenture.

Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture (referred to below), payment of the principal of and Make-Whole Amount, if any, on this Bond and interest hereon at Maturity shall be made upon presentation of this Bond at the office or agency of the Trustee at c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfers/Redemption, or at such other office or agency as may be designated for such purpose by the Company from time to time in accordance with the Indenture. Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture, payment of interest on this Bond (other than interest at Maturity) shall be made as set forth in Section 3.07 of the Original Indenture (as defined below). Payment of the principal of and Make-Whole Amount, if any, and interest on this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Bond is one of a duly authorized issue of securities of the Company (all such series of securities herein called the “Securities”) issued and issuable in one or more series under and equally secured by a First Mortgage and Deed of Trust dated as of January 14, 2008 (such indenture as originally executed and delivered herein called the “Original Indenture” and as supplemented and modified by any and all indentures supplemental thereto, including the Supplemental Indenture referred to below, being herein called the “Indenture”), and has been issued pursuant to that certain Twelfth Supplemental Indenture, dated as of August 2, 2022 (the “Supplemental Indenture”), each of the Original Indenture and the Twelfth Supplemental Indenture being between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a description of the property mortgaged, pledged and held in trust as security for payment of all amounts due under this Bond, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities (including the Securities of this series) are, and are to be, authenticated and delivered and secured. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Bond is one of the series of Securities designated above.

Notwithstanding anything to the contrary in Section 1.18 of the Original Indenture, in the Supplemental Indenture or in this Bond, if the Stated Maturity or any Redemption Date of this Bond shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Original Indenture or the Supplemental Indenture or this Bond) payment of interest on or principal (and premium, if any) of this Bond due at the Stated Maturity or on any Redemption Date thereof need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Stated Maturity or on any Redemption Date thereof, provided that interest shall accrue on the Outstanding principal amount of this Bond due at the Stated Maturity or on any Redemption Date thereof until the date of actual payment. Interest hereon will be computed on the basis of a 360-day year of twelve 30-day months.

This Bond is subject to mandatory redemption under the circumstances set forth in Section 5.01 of the Original Indenture and as set forth in Section 2.03 of the Supplemental Indenture. This Bond is subject to redemption at the option of the Company, in whole or in part, as set forth in Section 2.04 of the Supplemental Indenture.

If an Event of Default, as defined in the Indenture, occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.

The Original Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Original Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities and for certain other purposes with the consent of all Holders of affected Securities. The Original Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities then Outstanding, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest and any Make-Whole Amount on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Security Register, upon surrender of this Bond for registration of transfer at the office or agency of the Trustee, which as of the date hereof is located at c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfers/Redemption, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto as Annex A duly executed by the Holder hereof, or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $250,000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series and Tranche, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Bond or Bonds to be exchanged at the office or agency of the Trustee at c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfers/Redemption, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith in accordance with the Indenture.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the absolute owner hereof for all purposes, whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are not entitled to the benefit of any sinking fund.

As provided in Section 2.05 of the Supplemental Indenture, except as may be agreed to by the Holder hereof in connection with an offer made to all Holders of the Securities of this series on the same terms and conditions, the Company shall not and shall not permit any Affiliate of the Company to purchase, redeem or otherwise acquire, directly or indirectly, this Bond, except upon the payment or redemption of this Bond in accordance with the terms of the Indenture. The Company will promptly cause the Trustee to cancel this Bond once acquired by it or any Affiliate of the Company pursuant to any payment, redemption or purchase of this Bond pursuant to any provision of the Indenture and no Bonds may be issued in substitution or exchange for this Bond.

As provided in Section 16.01 of the Original Indenture, no recourse shall be had for the payment of the principal of or Make-Whole Amount, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, organizer, member, manager, stockholder, officer, director or employee, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities (including the Bonds) are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities (including the Bonds).

Demand, presentment, protest and notice of non-payment and protest are hereby waived by the Company.

This Bond shall be governed by and construed in accordance with the law of the State of New York, except that (i) if this Bond shall become qualified and shall become subject to the Trust Indenture Act, to the extent that the Trust Indenture Act shall be applicable, this Bond shall be governed by and construed in accordance with the Trust Indenture Act and (ii) if the law of any jurisdiction wherein any portion of the Mortgaged Property is located shall govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property, this Bond shall be governed by and construed in accordance with the law of such jurisdiction to the extent mandatory.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Bond shall not be entitled to any benefit as a Security under the Indenture or be valid or obligatory for any purpose.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ITC MIDWEST LLc

By: ITC Holdings Corp., as Sole Member

By:

Name:
Title:

Date: _______________

SCHEDULE A

SCHEDULE OF NOTATIONS

The notations on the following table have been made by the holder of the within Bond in connection with the transfer thereof in accordance with Section 2.02(b) of the Supplemental Indenture.

Date of Notation	Amount of principal paid on the within Bond	Last date to which interest has been paid on the within Bond	Notation by Holder

ANNEX A

FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please	Insert	Social	Security

or other Identifying Number

______________________________________________________________________________
Please print or typewrite name and address, including postal zip code of assignee

___________________________________________________________________________________________________________

the within Bond and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________attorney to transfer said Bond on the Security Register, upon surrender of said Bond at the office or agency of the Trustee in New York, New York, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, with full power of substitution in the premises.

Dated: __________________

[NAME OF TRANSFEROR]

By:
Name:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.